UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

Global Real Estate Investment

International Value

International Growth

Small-Mid Cap Value

Small-Mid Cap Growth

Short Duration Bond

Intermediate Duration Bond

Bond Inflation Protection

(formerly Inflation Protected Securities)

High-Yield

Volatility Management

August 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 27, 2010

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2010.

The tables on pages 23-33 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2010, compared to their respective benchmarks. Additional performance can be found on pages 34-37. Each Portfolio’s benchmark is as follows: US Value Portfolio—Russell 1000 Value Index; US Large Cap Growth Portfolio—Russell 1000 Growth Index; Global Real Estate Investment Portfolio—Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index; International Value Portfolio—Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; International Growth Portfolio—MSCI EAFE Index and MSCI EAFE Growth Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Short Duration Bond Portfolio—Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—Barclays Capital US Aggregate Bond Index; Bond Inflation Protection Portfolio—Barclays Capital 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index; High-Yield Portfolio—Barclays

Capital US High Yield 2% Issuer Cap Index.

Effective April 16, 2010, Inflation-Protected Securities Portfolio was renamed the Bond Inflation Protection Portfolio. The investment objective and certain investment policies changed as well at this time. Please see the Portfolio’s Investment Objective and Policies section of this letter on pages 3-16 for greater detail.

Also effective at this time, a new Portfolio, the Volatility Management (“VM”) Portfolio, was created. The VM Portfolio is intended to reduce portfolio volatility. The Investment Results and Market Review and Investment Strategy sections below do not address the VM Portfolio in light of the Portfolio’s short investment history. Please see the prospectus for more details regarding the VM Portfolio.

On September 22, 2010, the Board of Trustees (the “Trustees”) of the AllianceBernstein Pooling Portfolios approved proposals to rename the AllianceBernstein Global Real Estate Investment Portfolio to the “AllianceBernstein Real Asset Portfolio” (“Real Asset Portfolio”), and to change its investment objective and certain investment policies. The Real Asset Portfolio’s new investment goals are to maximize real return over inflation. These will be submitted to the Shareholders’ meeting on November 5, 2010.

The Real Asset Portfolio was intended to provide additional diversification. AllianceBernstein L.P., (the “Adviser”)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

to the funds which invest in the Real Asset Portfolio, recommended the changes to the Real Asset Portfolio’s investment objective and policies because it concluded that the Real Asset Portfolio’s dynamic allocation among inflation-sensitive asset classes, including real estate securities, would provide better diversification than the Portfolio’s current focus principally on real estate securities.

As approved by the Trustees, the Real Asset Portfolio’s new non-fundamental investment objective would be changed from “total return from a combination of income and long-term growth of capital” to “to maximize real return over inflation”.

Consistent with the change in its name, the Real Asset Portfolio’s investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies, would be eliminated and the Real Asset Portfolio would instead pursue an aggressive strategy involving a variety of asset classes. The Real Asset Portfolio’s investment objective, name and policy changes are currently expected to become effective on or about December 31, 2010.

US Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio’s investment policies emphasize investment in companies that the Adviser’s Bernstein unit (“Bernstein”) determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by US companies.

Investment Results

For the six- and 12-month periods ended August 31, 2010, the Portfolio underperformed the benchmark, the Russell 1000 Value Index. Both the Portfolio and the benchmark posted negative returns for the six-month period. In both six- and 12-month periods, stock selection was the cause of underperformance, with selection in the financials and technology sectors causing the majority of underperformance.

Sector allocation contributed positively to the Portfolio’s performance for both six- and 12-month periods. The Portfolio’s underweight in financials and overweight in consumer staples helped performance, and the Portfolio’s relatively small allocation to cash also contributed for both periods.

Market Review and Investment Strategy

The markets ended the 12-month reporting period August 31, 2010 in the positive—bolstered by strength at the end of 2009 and beginning of 2010—with the Russell 1000 Value

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Index advancing by 4.96%. During the six-month period, however, the markets faltered, with the Russell 1000 Value Index declining -3.28%. The confidence investors showed in 2009 and early 2010 waned after concerns regarding the sustainability of the economic recovery brought anxiety back to the forefront. Mounting sovereign debt problems in Europe, doubts about Asian growth and the persistent weakness in the US labor market fanned fears. These concerns boiled over in the second quarter of 2010, and this environment was particularly hostile for the Portfolio’s value-investing approach. In the indiscriminate sell-off, with investors treating all stocks similarly despite quite divergent company level financial performance, the value and success measures the US Value Senior Investment Management Team (the “Team”) relies on to drive returns and the strategies it uses to diversify risk were much less effective than normal.

The Team is taking advantage of this risk aversion by purchasing companies with strong balance sheets and cash flows that trade at attractive prices. Investors’ very short time horizon has led them to discount the future earnings power that this cash can create. As managements begin to put this cash to work—either through expansion of their own businesses, or by returning it to shareholders through stock repurchases or dividends—this latent value should ultimately be realized.

US Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio focuses on a relatively small number of large, intensively researched US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap US companies. For these purposes, “large-cap US companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Investment Results

For the six- and 12-month periods ended August 31, 2010, the Portfolio underperformed the benchmark, the Russell 1000 Growth Index, as risk aversion returned. The Portfolio posted negative returns for both periods, and the benchmark posted negative returns for the six-month period.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

Increasing investor uncertainty was enough to overwhelm positive fundamental performance by the Portfolio’s holdings. These holdings generally generated upside to revenues expectations but in almost all cases, the price-to-earnings multiple declined. The drag from negative stock selection in financials, consumer discretionary, health care and industrials was mitigated by stock selection in energy and the Portfolio’s underweight in the information technology sector.

For the six-month period ended August 31, 2010, the Portfolio trailed the benchmark due to stock selection; the majority of underperformance came from stock selection in the health care and financials sectors. Gilead Sciences was the largest individual detractor for the period as the HIV franchise disappointed for the second quarter in a row despite growing 15%. The company lowered product sales guidance due to the negative impact from currency. In the financials sector, strong fundamentals of holdings in the sector were overshadowed by political risk. Regulatory uncertainty in the financial sector resulted in the sector being the poorest absolute and relative performer.

On the positive side, strong stock selection in the information technology sector was the leading contributor to relative performance. Apple was among major contributors as the company continues strong launches of new products. iPad sales have now reached over 3 million units since the launch in April. In June, Apple launched its new iPhone 4, which was its most successful launch with 600,000 units pre-ordered and demand continues to remain stronger than supply.

Market Review and Investment Strategy

Risk aversion returned to the market in the first half of 2010. Concerns about sovereign debt emanated from Greece to other European countries, and questions mounted over financial burdens even in some of the world’s largest nations, such as the US and the UK. Doubts increased as to whether China would be able to maintain the pace of expansion that had made it the symbol of economic growth in emerging markets, themselves viewed as the engine of global recovery.

In the US, lingering questions surrounding industry-specific reform efforts in Washington, DC, made healthcare and financial stocks in particular subject to investor scrutiny. And the ongoing oil spill in the Gulf of Mexico not only threatened ecologies and economies along the coastline, but also put future oil exploration in this potentially energy-rich region in jeopardy. Not surprisingly, much of the Portfolio’s US Large Cap Growth Team’s negative relative performance came from segments of the market in the headlines, such as financials and health care.

Global Real Estate Investment Portfolio

Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs that are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Investment Results

For both the six- and 12-month periods ended August 31, 2010, the Portfolio underperformed the benchmark, the FTSE/EPRA NAREIT Developed RE Index. The Portfolio’s 12-month underperformance was due to unfavorable security selection in the United States, Australia and Asia. Partially offsetting this was solid stock selection in the UK and Brazil. The Portfolio’s overweight in Brazil detracted from performance, but was offset by positive contribution from an underweight in Japan and an overweight in Canada.

The Portfolio’s performance for the 12-month period was also negatively influenced by a series of credit events and the subsequent weakening of economic growth, all of which contributed to a weak performance of investments that either carried some execution risk (such as developers) or where ongoing balance sheet improvement was deemed to be at risk due to a more uncertain environment.

The global economy entered a more uncertain phase during the last six months. The European sovereign credit crisis acted as a catalyst for renewed investor concern about the health of developed economies and their sovereign governments. The focus of concern during the second calendar quarter of 2010 was on the health of Europe’s periphery countries. In the US, the economic recovery lost strength and employment statistics have failed to improve in recent months. Industrial production activity has weakened, although still in expansion mode, and housing markets remain vulnerable. With this economic backdrop, the Portfolio’s cyclically exposed positions lagged the benchmark and detracted from relative performance. In addition, the Portfolio’s investments in European shopping centers also detracted as the continent was gripped by fear of consumer weakness. Industrial production

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

weakened toward the end of the period and the Portfolio’s underweight in real estate intended for industrial and storage uses added to performance. The REIT Senior Investment Management Team’s decision to underweight Japan based on weaker occupancy trends also helped Portfolio performance.

Market Review and Investment Strategy

For the six-month period ended August 31, 2010, the FTSE/EPRA NAREIT Developed RE Index increased 7.48% as a low interest-rate environment and desire for yield helped offset some of the negative impact of the European sovereign debt crisis. For the 12-month period, the global real estate markets as represented by the FTSE EPRA/NAREIT Developed RE Index returned 15.12%. Real estate markets have performed strongly for the 12-month period, helped by the opening of credit markets, the visibility of their earnings stream and fundamental stabilization of real estate demand across most regions of the world.

While fundamentals vary by region of the world and by property type, in general, new commercial real estate construction in this cycle has been subdued. That is partly due to high construction costs. As a result, commercial real estate entered the economic downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, were below prevailing market rents (thus giving some owners an opportunity to maintain and even increase cash flows as leases expire and new rents are set). Given the collapse in new construction, exacerbated by lack of financing, fundamental supply is likely to remain in check facilitating a re-bound in commercial real estate pricing power when demand begins to recover.

The Team believes the Portfolio is well positioned to benefit from an improvement in fundamental real estate market conditions. At the same time, the Portfolio holds companies that have strong balance sheets and cash flow and are also well positioned should market recovery face near term headwinds. The Team’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Team’s global scope allows it to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively more robust.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed or emerging market countries. The Portfolio’s investment policies emphasize investment in companies that the Adviser determines to be undervalued. In selecting securities for the Portfolio, the Adviser

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

For the 12-month period ended August 31, 2010, the Portfolio underperformed the benchmark, the MSCI EAFE Index. The Portfolio and its benchmark posted negative returns for the reporting period. Security selection was negative due to weakness from the Portfolio’s consumer cyclical holdings. Sector selection was also negative due to an underweight in the consumer staples and industrial commodities sectors. Currency selection was a contributor to the Portfolio for both the six- and 12-month periods, due to the Portfolio’s underweight of the euro.

For the six-month period ended August 31, 2010, the Portfolio underperformed the benchmark; the Portfolio and its benchmark posted negative returns. Both stock and sector selection were negative for the period. Poor stock selection within consumer cyclical and technology/electronics, as well as an overweight in the energy sector, dragged on performance.

Market Review and Investment Strategy

Global equity markets were choppy during the six- and 12-month periods ended August 31, 2010, as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the world’s economic recovery. Markets received some relief in July, moving sharply higher following positive earnings, inline results from the European bank stress tests and BP capping its oil well in the Gulf of Mexico. However, disappointing macroeconomic data led to equity markets underperforming in August.

The Portfolio’s management team continues to take advantage of opportunities across a wide range of sectors and countries, finding opportunity in companies generating significant cash flow with attractive valuations.

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

Investment Results

For the six- and 12-month periods ended August 31, 2010, the Portfolio

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

outperformed the primary benchmark, the MSCI EAFE Index. The Portfolio underperformed the secondary benchmark, the MSCI EAFE Growth Index, for the six-month period and outperformed for the 12-month period. The Portfolio and both benchmarks posted negative absolute returns for the six-month period. For both time frames, stock selection was the primary driver of outperformance, while sector allocation detracted.

Both periods showed similar trends in regards to stock selection and sector allocation: Security selections in financials, materials and energy contributed, while selections in industrials and technology detracted. The Portfolio’s underweight in telecom and overweight in energy were lags on performance. Additionally, for the 12-month period, the Portfolio’s underweight in financials and overweight in consumer staples contributed to performance.

Market Review and Investment Strategy

For the six- and 12-month periods ended August 31, 2010, the international equity markets declined, with the MSCI EAFE Index retreating by -3.04% and -2.34%, respectively. From a style perspective, the growth style outpaced the value style for both timeframes.

The market rally of 2009 continued to show strength at the end of the year with investors showing their confidence by supporting security-specific fundamentals. However, in a sharp turnaround in sentiment, international equity markets declined overall in

2010 through August. Even though indicators suggest the economic recovery remains on track, a confluence of forces raised investor jitters this year: concerns about sovereign debt emanated from Greece to other European countries, questions mounted over financial burdens in the US and UK, and investors worried whether China would maintain its pace of expansion. Both the six- and 12-month periods demonstrated the uncertain footing investors were on—in some months during these periods, the markets boasted confidence, while in others, the markets exhibited risk aversion.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in companies that the Adviser determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

For the 12-month period ended August 31, 2010, the Portfolio gained and outperformed the benchmark, the Russell 2500 Value Index. The premium versus the value benchmark was largely attributed to strong stock selection in cyclically sensitive sectors such as energy, financials, capital equipment and technology. Negative stock selection in the consumer, medical and industrial commodities sectors offset some of these gains.

For the six-month period ended August 31, 2010, the Portfolio declined and underperformed the benchmark. The Portfolio and the benchmark posted negative returns during this period. The deficit relative to the value benchmark was driven by negative stock selection in several cyclically sensitive sectors, principally consumer cyclical and industrial commodities, as well as in the defensive medical and consumer staples sectors. While the underweight and negative stock selection in construction & housing was detrimental, the drag was countered by strength from the Portfolio’s energy and utility holdings.

Market Review and Investment Strategy

For both the six- and 12-month periods ended August 31, 2010, US smaller-capitalization stocks recorded stronger returns than US large-capitalization and global stocks. Volatility in smaller-capitalization stock returns increased in May 2010, following fresh fears about the fragility of the global economic recovery—a result of mixed leading economic indicators and concerns about euro-area sovereign debt and the risk of cooling Chinese economic growth.

Outbreaks of investor anxiety create fertile ground for the Portfolio’s style of research-driven value investing, and the Small-Mid Cap Value Senior Investment Management Team seized the opportunity to own select smaller-capitalization companies with high free-cash-flow yields at attractive valuations. The Team continues to focus on identifying company-specific controversies that have been mispriced, in its view, and retains its focus on high-quality attractively valued stocks with strong cash flows that can provide stability when the economy is weak and can fund growth as the economy improves.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively smaller market capitalizations as compared to the overall US equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500 Growth Index or between $1 and $6 billion.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

Because the Portfolio’s definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. Normally, the Portfolio invests in US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

For the six- and 12-month periods ended August 31, 2010, the Portfolio outperformed the benchmark, the Russell 2500 Growth Index. For both periods, stock selection was the primary driver of returns with stock selection in all major sectors, except for financials, contributing; strong stock selection in the technology and industrials sectors contributed the most. Sector allocation contributed in both periods; albeit only nominally for the six-month period, with no one sector showing a major contribution or detraction. In the 12-month period, the Portfolio’s overweight to the media consumer subsector meaningfully contributed to relative returns, as did the Portfolio’s underweight to the financial services sector.

Market Review and Investment Strategy

Equity markets moved higher for much of the 12-month period ended

August 31, 2010. The first eight months of the reporting period reflected a continuation of the recovery rally that began in March of 2009. Generally improving macro data, combined with a strong recovery in corporate profits and increasing risk appetites, pushed stocks higher with only modest interruptions along the way. The backdrop darkened in April, however, as concerns over the durability of the economic recovery emerged. Mixed data on the health of the US economy combined with worries over Europe’s sovereign debt issues and growing evidence of slowing Chinese growth resulted in equities correcting sharply over the subsequent few months. Markets showed a strong positive reversal in July as investors cheered generally better-than-expected quarterly results from companies. For both the six- and 12-month periods, smaller growth stocks, as measured by the Russell 2000 Growth, fared better the broader markets (S&P 500).

With the swing between investors’ enthusiasm and anxiety around economic growth dominating capital markets and macroeconomic headlines dictating stock price direction, there has not been much differentiation between the stock prices of companies displaying strong fundamental performance and those with weak results. This broad-based lack of differentiation has enabled the Team’s bottom-up stock selection process to identify attractive opportunities across the sector spectrum. At the end of the reporting period, the Portfolio’s largest overweights were technology and

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consumer/commercial services. The technology overweight reflects exposure to companies that are positioned to benefit from improving enterprise spending, whereas the consumer/commercial exposure reflects an overweight position in media and lodging names. The Portfolio’s largest underweights are industrials and financials.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, US Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in many types of fixed-income securities including corporate bonds, notes, US Government and agency securities, asset-backed securities (ABS), mortgage-related securities and inflation-protected securities, as well as other securities of US and non-US issuers.

Investment Results

For the six- and 12-month periods ended August 31, 2010, the Portfolio outperformed its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. For both periods, the Portfolio’s sector allocation and exposure to spread product was the primary positive driver of relative performance. Allocations to ABS, commercial mortgage-backed securities

(CMBS), investment-grade corporates as well as agency and non-agency mortgages all contributed positively for both periods.

Market Review and Investment Strategy

The global economic recovery continued into the first half of 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a “double-dip” recession in the US economy, however, rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety.

Most major fixed-income indices posted solid absolute returns for the annual period as markets continued to recover. CMBS securities, which posted some of the worst returns

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

during the financial crisis, continued to rebound posting strong gains. For the 12-month period, CMBS returned 23.25%, followed by investment-grade corporates at 13.46%. Both sectors saw significant spread compression. ABS, led by the home equity sector, returned 10.53%. The mortgage-backed sector followed, returning 6.97% for the 12-month period. Treasury securities returned 8.13% as yields declined across the maturity spectrum. All performance noted above comes from the Barclays Capital US Aggregate Bond Index.

With government bond yields still very low by historical standards, the Portfolio continued to hold allocations in investment-grade corporate bonds, ABS and CMBS. From a fundamental perspective, the Adviser’s US Investment Grade/Liquid Markets/Structured Products Investment Team (the “Team”) continues to see a positive outlook for corporates and consequently still views credit as offering good value. Earnings continued to be strong with revenue above expectations. While the Team believes the global economic recovery, powered by strong growth in emerging market economies will remain on track, a host of uncertainties are likely to keep financial-market volatility high.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of US and non-US issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

Investment Results

For the six- and 12-month periods ended August 31, 2010, the Portfolio outperformed the benchmark, the Barclays Capital US Aggregate Bond Index. For the 12-month period, yield curve positioning, security selection and sector allocation all contributed positively. Within the Portfolio’s yield curve positioning, an overweight in the five-to 10-year maturity area of the yield curve contributed positively. An overweight to CMBS and corporates, as well as corporate security selection, contributed positively.

For the six-month period, Portfolio performance was helped by yield curve positioning, an overweight to CMBS and corporate security selection. An overweight in corporate bonds detracted as risk aversion rose with increased sovereign debt and economic recovery concerns.

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Market Review and Investment Strategy

The global economic recovery continued into the first half of 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy however rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety.

Most major fixed-income indices posted solid absolute returns for the annual period as markets continued to recover. CMBS securities, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the annual period under review, CMBS returned 23.25%, followed by investment grade corporates at 13.46%. Both sectors saw significant spread compression. ABS, led by the home equity sector, returned 10.53%. The mortgage-backed sector followed returning 6.97% for the annual period. Treasury securities returned 8.13% as yields declined across the maturity spectrum. All performance noted above comes from the Barclays Capital US Aggregate Bond Index.

During the 12-month period the Portfolio continued to hold overweight allocations to investment grade corporate bonds although the Adviser’s US Investment Grade: Core Fixed Income Team (the “Team”) trimmed some of these positions. From a fundamental perspective, the Team continues to see a positive outlook for corporates and consequently still sees credit as offering good value. Earnings continued to be strong with revenue above expectations. The Team also maintained an overweight position to CMBS and underweight to mortgage backed securities and governments. While the Team believes the global economic recovery—powered by strong growth in emerging market economies—will remain on track, a host of uncertainties are likely to keep financial-market volatility high.

Bond Inflation Protection Portfolio

Investment Objective and Policies

Effective April 16, 2010, Inflation-Protected Securities Portfolio was renamed the Bond Inflation Protection Portfolio. The Portfolio’s new non-fundamental investment objective is “to maximize real return without assuming what the Adviser considers to be undue risk.” Consistent with the change in the Portfolio’s name, the Portfolio’s investment

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

policy of investing at least 80% of its net assets in inflation-protected securities was changed to a policy of investing at least 80% of its net assets in fixed-income securities. Changes to the Portfolio’s investment policies also include:

•	the use of leverage through investments in reverse repurchase agreements;

•	expanded flexibility to invest in derivatives, such as total return swaps;

•

permitting the Portfolio to invest up to 15% of its total assets in below investment-grade fixed-income securities rated BB or B or the equivalent by at least one national ratings agency, or deemed by the Adviser to be of comparable quality; and

•	permitting the Portfolio to invest in fixed-income securities of any maturity and duration.

There was no change to the Portfolio’s benchmark, the Barclays Capital 1-10 Year TIPS Index.

Investment Results

For the six-and 12-month periods ended August 31, 2010, the Portfolio outperformed its benchmark, the Barclays 1-10 Year TIPS Index. For both periods, the Portfolio’s longer duration positioning and overall security selection contributed positively to relative performance.

Market Review and Investment Strategy

The global economic recovery continued into the first half of 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy however rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to this anxiety.

Most major fixed-income indices posted solid absolute returns for the 12-month period as markets continued to recover. CMBS, which posted some of the worst returns during the financial crisis, continued to rebound, posting strong gains. For the 12-month period, CMBS returned 23.25%, followed by investment-grade corporates at 13.46%. Both sectors saw significant spread compression. ABS, led by the home equity sector, returned 10.53%.

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Treasury securities returned 8.13%, as yields declined across the maturity spectrum. For the 12-month reporting period, two-year Treasury yields declined 50 basis points to end the period at 0.47%, while 10-year yields declined 93 basis points to return 2.47% and 30-year yields declined 66 basis points to return 3.52%. TIPS (as represented by the Index) underperformed like Treasuries for the year posting a return of 8.12%.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio invests in high yield, below investment grade debt securities, commonly known as “junk bonds.” The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Investment Results

For the six- and 12-month periods ended August 31, 2010, the Portfolio outperformed the benchmark, the Barclays US High Yield 2% Issuer Cap Index. The Portfolio’s increased risk profile early in the 12-month period—a time of historically strong high-yield returns—provided significant positive relative performance versus its benchmark. Overweight positions in the CCC-rated quality tier, as well as overweights in Tier 1, hybrid and subordinated debt holdings all contributed to performance. For the six-month period, overweight positions in financials, specifically banking and insurance, continued to help relative performance.

Market Review and Investment Strategy

The global economic recovery continued into the first half of 2010, driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy however rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

All high-yield industry classifications posted positive returns for the 12-month period. By industry sector, financial institutions, returning 38.73%, continued to lead. This included insurance, which returned 52.16%; banks, returning 38.45% and brokerages advancing 28.64%. Other outperforming industries included transportation at 26.32% and REITS at 23.62%. Underperforming industries included utilities, at 12.77% and consumer non-cyclicals.

By quality tier, CCC-rated debt outperformed returning 23.87%, followed by BB-rated at 19.83% and B-rated at 17.35%. High-yield spreads tightened over the 12-month period by 169 basis points to end the reporting period at 682 basis points over duration-matched Treasuries. Although high-yield spreads compressed during the 12-month period, some of the spread tightening unwound in the second quarter of 2010, as sovereign debt concerns rose and investors became more risk averse. All performance noted above comes from the Barclays Cap US High Yield 2% Issuer Cap Index.

From a fundamental perspective, the Adviser’s Global Credit Investment Team (the “Team”), continues to see a positive outlook for credit across the rating spectrum and consequently still views credit as offering good value. Earnings continued to be strong with revenue above expectations in both the United States and Europe. The Team believes corporate fixed-income securities should continue to enjoy improvement in fundamentals and high-yield default rates should continue to fall, given its view of continued high global growth.

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

INTENTIONALLY LEFT BLANK

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or any other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the US.

The Russell 1000® Growth Index represents the performance of 1000 large-cap growth companies within the US.

The Russell 1000® Index represents the performance of 1000 large-cap companies within the US.

The Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate (RE) Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ.

The MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada.

The MSCI EAFE Growth Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the growth equity market performance of developed markets, excluding the US & Canada.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Russell 2500® Value Index represents the performance of 2500 small to mid-cap value companies within the US.

The Russell 2500® Growth Index represents the performance of 2500 small to mid-cap growth companies within the US.

The Bank of America Merrill Lynch® (BofAML) 1-3 Year US Treasury Index represents the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of 1-3 years.

The Barclays Capital US Aggregate Bond Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged backed securities.

The Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protection securities issued by the US Treasury.

The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.

A Word About Risk

US Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected.

US Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified Portfolio. The Portfolio’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in US issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

International Growth Portfolio

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates.

Short Duration Bond Portfolio

The Portfolio’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio may invest in convertible debt securities, preferred stocks and dividend paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high-yield bonds, otherwise known as “junk bonds,” which involves a greater risk of default and price volatility than other bonds. Investing in below investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money.

Bond Inflation Protection Portfolio

Among the principal risks of investing in the Portfolio are interest-rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-US issuers, it may have non-US issuer risk and currency risk.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

US VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	-6.61%	1.64%

Russell 1000 Value Index	-3.28%	4.96%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein US Value Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

US LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein US Large Cap Growth Portfolio	-9.54%	-2.23%

Russell 1000 Growth Index	-4.65%	6.14%

†Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Fund’s performance by 0.01% for the 12-month period ended August 31, 2010.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein US Large Cap Growth Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	6.74%	14.68%

FTSE EPRA/NAREIT Developed RE Index	7.48%	15.12%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	-6.11%	-5.15%

MSCI EAFE Index	-3.04%	-2.34%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	-2.24%	4.20%

MSCI EAFE Index	-3.04%	-2.34%

MSCI EAFE Growth Index	-1.75%	2.08%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

SMALL-MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	-4.66%	13.56%

Russell 2500 Value Index	-2.22%	9.82%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

SMALL-MID CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio	3.05%	16.13%

Russell 2500 Growth Index	-2.65%	10.34%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

SHORT DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	2.31%	6.26%

Bank of America ML 1-3 Year Treasury Index	1.37%	2.61%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INTERMEDIATE DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	6.81%	12.84%

Barclays Capital US Aggregate Bond Index	5.81%	9.18%

 Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Duration Bond Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

BOND INFLATION PROTECTION PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	3.88%	9.31%

Barclays Capital 1-10 Year TIPS Index	3.21%	8.12%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Protection Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HIGH-YIELD PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	7.06%	27.01%

Barclays Capital US High Yield 2% Issuer Cap Index	6.62%	21.40%

 Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/10

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/10) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	1.64%
5 Years	-3.43%
Since Inception*	-2.60%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-2.23%
5 Years	-1.82%
Since Inception*	-0.39%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	14.68%
5 Years	2.16%
Since Inception*	3.50%

AllianceBernstein International Value Portfolio
1 Year	-5.15%
5 Years	-1.06%
Since Inception*	0.75%

AllianceBernstein International Growth Portfolio
1 Year	4.20%
5 Years	-0.56%
Since Inception*	0.56%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	13.56%
5 Years	2.04%
Since Inception*	3.19%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	16.13%
5 Years	4.06%
Since Inception*	5.72%

AllianceBernstein Short Duration Bond Portfolio
1 Year	6.26%
5 Years	3.35%
Since Inception*	3.33%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
NAV/SEC Returns†

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	12.84%
5 Years	6.48%
Since Inception*	6.51%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	9.31%
5 Years	5.38%
Since Inception*	5.26%

AllianceBernstein High-Yield Portfolio
1 Year	27.01%
5 Years	7.92%
Since Inception*	8.36%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

AllianceBernstein US Value Portfolio
1 Year	5.52%
5 Years	-2.10%
Since Inception*	-1.15%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	2.89%
5 Years	-0.48%
Since Inception*	1.48%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	19.22%
5 Years	3.80%
Since Inception*	5.21%

AllianceBernstein International Value Portfolio
1 Year	-0.50%
5 Years	0.19%
Since Inception*	2.67%

AllianceBernstein International Growth Portfolio
1 Year	7.32%
5 Years	0.50%
Since Inception*	2.38%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.16%
5 Years	4.64%
Since Inception*	5.33%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	27.09%
5 Years	6.71%
Since Inception*	8.60%

AllianceBernstein Short Duration Bond Portfolio
1 Year	5.89%
5 Years	3.45%
Since Inception*	3.35%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	11.31%
5 Years	6.76%
Since Inception*	6.51%

*	Inception date: 5/20/05 for all Portfolios.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.96%
5 Years	5.65%
Since Inception*	5.47%

AllianceBernstein High-Yield Portfolio
1 Year	20.71%
5 Years	8.81%
Since Inception*	8.86%

*	Inception date: 5/20/05 for all Portfolios.

See Historical Performance and Benchmark disclosures on pages 18-22.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio *
U.S. Value Portfolio
Actual	$1,000	$933.90	$0.05	0.01%
Hypothetical**	$1,000	$1,025.16	$0.05	0.01%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$904.59	$0.05	0.01%
Hypothetical**	$1,000	$1,025.16	$0.05	0.01%
Global Real Estate Investment Portfolio
Actual	$1,000	$1,067.44	$0.16	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
International Value Portfolio
Actual	$1,000	$938.93	$0.20	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio *
International Growth Portfolio
Actual	$1,000	$977.63	$0.15	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
Small-Mid Cap Value Portfolio
Actual	$1,000	$953.37	$0.20	0.04%
Hypothetical**	$1,000	$1,025.05	$0.20	0.04%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$1,030.49	$0.15	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
Short Duration Bond Portfolio
Actual	$1,000	$1,023.14	$0.31	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
Intermediate Duration Bond Portfolio
Actual	$1,000	$1,068.10	$0.26	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
Bond Inflation Protection Portfolio
Actual	$1,000	$1,038.83	$0.51	0.10%
Hypothetical**	$1,000	$1,024.70	$0.51	0.10%
High-Yield Portfolio
Actual	$1,000	$1,070.65	$0.31	0.06%
Hypothetical**	$1,000	$1,024.90	$0.31	0.06%
Volatility Management Portfolio***
Actual	$1,000	$931.00	$0.54	0.15%
Hypothetical**	$1,000	$1,024.45	$0.77	0.15%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

***	The “Actual” and “Hypothetical” expenses paid are based on the period from April 16, 2010 (commencement of operations) to August 31, 2010. Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, shown in the table above, multiplied by the average account value over the period, multiplied by 137/365 (to reflect the since inception period) and multiplied by 184/365 (to reflect the one-half year period), respectively.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,937.8

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,923.6

*	All data are as of August 31, 2010. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $925.0

*	All data are as of August 31, 2010. The Portfolio’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,013.1

*	All data are as of August 31, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Austria, Belgium, China, Denmark, India, Kazakhstan, New Zealand, Norway, South Africa, Spain, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,037.2

*	All data are as of August 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Denmark, Germany, India, Indonesia, Italy, South Africa, Sweden and United States.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $500.5

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $520.6

*	All data are as of August 31, 2010. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

SHORT DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,218.0

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,353.4

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $667.8

HIGH-YIELD PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $487.8

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

VOLATILITY MANAGEMENT

PORTFOLIO STATISTICS

Net Assets ($mil): $296.3

TEN LARGEST HOLDINGS**

August 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Notes	$45,391,130	15.3%
U.S. Treasury Bonds	6,725,738	2.3
Simon Property Group, Inc.	1,186,704	0.4
Sun Hung Kai Properties Ltd.	1,177,545	0.4
Westfield Group	1,114,360	0.4
Exxon Mobil Corp.	1,053,817	0.4
Apple, Inc.	778,784	0.3
Unibail-Rodamco SE	738,436	0.2
Mitsubishi Estate Co., Ltd.	683,469	0.2
Vornado Realty Trust	654,154	0.2
	$59,504,137	20.1%

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Consumer Discretionary – 19.1%
Auto Components – 1.3%
Lear Corp.(a)	152,900	$11,262,614
TRW Automotive Holdings Corp.(a)	382,500	13,295,700

		24,558,314

Automobiles – 0.8%
Ford Motor Co.(a)	1,377,700	15,554,233

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	376,600	9,249,296

Household Durables – 2.3%
DR Horton, Inc.	686,400	7,042,464
Garmin Ltd.	656,600	17,472,126
NVR, Inc.(a)	24,000	14,499,840
Pulte Group, Inc.(a)	738,400	5,929,352

		44,943,782

Media – 9.8%
Cablevision Systems Corp.	735,700	18,458,713
CBS Corp. – Class B	1,180,200	16,310,364
Comcast Corp. – Class A	1,669,000	28,573,280
DIRECTV(a)	504,000	19,111,680
Gannett Co., Inc.	874,400	10,571,496
News Corp. – Class A	1,998,600	25,122,402
Time Warner Cable, Inc. – Class A	752,600	38,841,686
Time Warner, Inc.	1,086,100	32,561,278

		189,550,899

Multiline Retail – 0.8%
Kohl’s Corp.(a)	348,700	16,381,926

Specialty Retail – 2.9%
Foot Locker, Inc.	540,900	6,350,166
Gap, Inc. (The)	1,141,700	19,283,313
Office Depot, Inc.(a)	1,962,100	6,690,761
Ross Stores, Inc.	306,700	15,221,521
TJX Cos., Inc.	223,700	8,878,653

		56,424,414

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	864,600	13,297,548

		369,960,412

Financials – 18.2%
Capital Markets – 2.1%
Goldman Sachs Group, Inc. (The)	135,500	18,555,370
Morgan Stanley	927,500	22,899,975

		41,455,345

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 5.2%
BB&T Corp.	631,200	$13,962,144
Comerica, Inc.	325,300	11,193,573
Fifth Third Bancorp	1,587,200	17,538,560
Wells Fargo & Co.	2,466,200	58,079,010

		100,773,287

Consumer Finance – 0.8%
Capital One Financial Corp.	386,300	14,625,318

Diversified Financial Services – 6.6%
Bank of America Corp.	3,544,600	44,130,270
Citigroup, Inc.(a)	3,631,500	13,509,180
JPMorgan Chase & Co.	1,937,200	70,436,592

		128,076,042

Insurance – 3.5%
ACE Ltd.	139,700	7,469,759
Allstate Corp. (The)	381,400	10,526,640
Berkshire Hathaway, Inc.(a)	250,300	19,718,634
Travelers Cos., Inc. (The)	499,500	24,465,510
XL Group PLC	343,200	6,146,712

		68,327,255

		353,257,247

Consumer Staples – 13.7%
Beverages – 0.6%
Constellation Brands, Inc. – Class A(a)	732,900	12,210,114

Food & Staples Retailing – 0.9%
Safeway, Inc.	905,800	17,029,040

Food Products – 5.4%
Archer-Daniels-Midland Co.	445,100	13,700,178
Bunge Ltd.	335,600	17,786,800
ConAgra Foods, Inc.	346,500	7,480,935
Kraft Foods, Inc. – Class A	663,400	19,868,830
Sara Lee Corp.	1,560,700	22,536,508
Smithfield Foods, Inc.(a)	1,052,500	16,976,825
Tyson Foods, Inc. – Class A	426,100	6,979,518

		105,329,594

Household Products – 4.6%
Kimberly-Clark Corp.	271,200	17,465,280
Procter & Gamble Co. (The)	1,204,300	71,860,581

		89,325,861

Tobacco – 2.2%
Altria Group, Inc.	1,061,300	23,688,216
Reynolds American, Inc.	325,600	17,758,224

		41,446,440

		265,341,049

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 11.9%
Biotechnology – 1.4%
Amgen, Inc.(a)	267,500	$13,653,200
Gilead Sciences, Inc.(a)	433,900	13,824,054

		27,477,254

Health Care Providers & Services – 1.2%
Community Health Systems, Inc.(a)	480,900	12,537,063
UnitedHealth Group, Inc.	294,400	9,338,368

		21,875,431

Pharmaceuticals – 9.3%
AstraZeneca PLC (Sponsored ADR)	457,300	22,604,339
Eli Lilly & Co.	190,900	6,406,604
Johnson & Johnson	1,091,900	62,260,138
Merck & Co., Inc.	711,400	25,012,824
Pfizer, Inc.	4,042,000	64,389,060

		180,672,965

		230,025,650

Energy – 10.9%
Energy Equipment & Services – 1.6%
Ensco PLC (Sponsored ADR)	470,100	19,335,213
Rowan Cos., Inc.(a)	414,300	10,651,653

		29,986,866

Oil, Gas & Consumable Fuels – 9.3%
Apache Corp.	114,200	10,260,870
Chevron Corp.	272,600	20,216,016
ConocoPhillips	607,200	31,835,496
Devon Energy Corp.	400,100	24,118,028
Forest Oil Corp.(a)	519,300	13,564,116
Hess Corp.	385,100	19,351,275
Marathon Oil Corp.	803,700	24,504,813
Newfield Exploration Co.(a)	236,500	11,354,365
Nexen, Inc. (New York)	1,013,600	18,761,736
Occidental Petroleum Corp.	92,100	6,730,668

		180,697,383

		210,684,249

Industrials – 6.6%
Aerospace & Defense – 1.5%
Northrop Grumman Corp.	455,300	24,640,836
Raytheon Co.	121,600	5,340,672

		29,981,508

Airlines – 0.7%
Delta Air Lines, Inc.(a)	1,304,400	13,644,024

Electrical Equipment – 0.4%
Cooper Industries PLC	167,600	7,054,284

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
General Electric Co.	2,245,500	$32,514,840

Machinery – 2.3%
Ingersoll-Rand PLC	523,700	17,035,961
Parker Hannifin Corp.	276,000	16,328,160
SPX Corp.	104,800	5,875,088
Terex Corp.(a)	312,700	5,694,267

		44,933,476

		128,128,132

Telecommunication Services – 5.6%
Diversified Telecommunication Services – 4.1%
AT&T, Inc.	2,200,300	59,474,109
Frontier Communications Corp.	24,436	188,890
Verizon Communications, Inc.	676,900	19,975,319

		79,638,318

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.(a)	2,841,200	11,592,096
Vodafone Group PLC (Sponsored ADR)	717,800	17,356,404

		28,948,500

		108,586,818

Information Technology – 5.2%
Communications Equipment – 0.8%
Motorola, Inc.(a)	2,067,300	15,566,769

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,204,700	14,179,319
Hewlett-Packard Co.	489,800	18,847,504

		33,026,823

Electronic Equipment, Instruments & Components – 0.8%
Tyco Electronics Ltd.	628,000	15,398,560

IT Services – 0.1%
Accenture PLC	70,300	2,572,980

Semiconductors & Semiconductor Equipment – 0.8%
Intel Corp.	580,600	10,288,232
Teradyne, Inc.(a)	470,900	4,228,682

		14,516,914

Software – 1.0%
Microsoft Corp.	860,600	20,206,888

		101,288,934

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.2%
Chemicals – 0.8%
Agrium, Inc.	78,700	$5,475,159
CF Industries Holdings, Inc.	79,959	7,396,208
Huntsman Corp.	191,248	1,742,269

		14,613,636

Metals & Mining – 2.4%
Cliffs Natural Resources, Inc.	156,403	9,570,300
Commercial Metals Co.	423,200	5,514,296
Freeport-McMoRan Copper & Gold, Inc.	306,800	22,083,464
Steel Dynamics, Inc.	721,000	9,877,700

		47,045,760

		61,659,396

Utilities – 2.6%
Electric Utilities – 1.1%
Edison International	420,800	14,202,000
Pepco Holdings, Inc.	377,600	6,777,920

		20,979,920

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	409,100	11,998,903

Multi-Utilities – 0.9%
CMS Energy Corp.	277,400	4,854,500
NiSource, Inc.	731,600	12,685,944

		17,540,444

		50,519,267

Total Common Stocks (cost $1,893,244,087)		1,879,451,154

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $15,636,137)	15,636,137	15,636,137

Total Investments – 97.8% (cost $1,908,880,224)	1,895,087,291
Other assets less liabilities – 2.2%		42,740,674

Net Assets – 100.0%		$1,937,827,965

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 25.6%
Communications Equipment – 3.0%
Cisco Systems, Inc.(a)	2,422,100	$48,563,105
Juniper Networks, Inc.(a)	355,000	9,656,000

		58,219,105

Computers & Peripherals – 12.6%
Apple, Inc.(a)	571,690	139,132,195
EMC Corp.(a)	2,952,000	53,844,480
Hewlett-Packard Co.	1,295,850	49,864,308

		242,840,983

Internet Software & Services – 5.0%
Google, Inc. – Class A(a)	211,490	95,174,730

IT Services – 0.8%
Visa, Inc. – Class A	210,000	14,485,800

Semiconductors & Semiconductor Equipment – 3.5%
Broadcom Corp. – Class A	810,600	24,293,682
Intel Corp.	1,145,396	20,296,417
KLA-Tencor Corp.	471,000	13,192,710
NVIDIA Corp.(a)	996,800	9,300,144

		67,082,953

Software – 0.7%
Microsoft Corp.	603,500	14,170,180

		491,973,751

Consumer Discretionary – 17.2%
Auto Components – 1.6%
Johnson Controls, Inc.	1,149,600	30,498,888

Automobiles – 1.9%
Ford Motor Co.(a)	3,175,800	35,854,782

Hotels, Restaurants & Leisure – 0.4%
Hyatt Hotels Corp.(a)	178,900	6,737,374

Internet & Catalog Retail – 1.0%
Amazon.com, Inc.(a)	161,800	20,197,494

Media – 5.4%
Comcast Corp. – Class A	2,405,800	41,187,296
News Corp. – Class A	2,226,100	27,982,077
Walt Disney Co. (The)	1,074,200	35,008,178

		104,177,551

Multiline Retail – 4.8%
Kohl’s Corp.(a)	1,127,600	52,974,648

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Target Corp.	787,700	$40,298,732

		93,273,380

Specialty Retail – 1.4%
Lowe’s Cos., Inc.	1,310,900	26,611,270

Textiles, Apparel & Luxury Goods – 0.7%
Polo Ralph Lauren Corp. – Class A	180,700	13,686,218

		331,036,957

Health Care – 15.6%
Biotechnology – 6.1%
Celgene Corp.(a)	597,400	30,778,048
Gilead Sciences, Inc.(a)	2,000,350	63,731,151
Vertex Pharmaceuticals, Inc.(a)	695,000	23,171,300

		117,680,499

Health Care Equipment & Supplies – 6.3%
Alcon, Inc.	654,350	106,135,570
Covidien PLC	407,500	14,401,050

		120,536,620

Health Care Providers & Services – 1.0%
Express Scripts, Inc. – Class A(a)	458,100	19,515,060

Pharmaceuticals – 2.2%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	848,900	42,937,362

		300,669,541

Financials – 11.6%
Capital Markets – 4.2%
Blackstone Group LP	2,625,800	26,494,322
Franklin Resources, Inc.	119,000	11,484,690
Goldman Sachs Group, Inc. (The)	322,000	44,094,680

		82,073,692

Commercial Banks – 1.1%
Wells Fargo & Co.	894,600	21,067,830

Diversified Financial Services – 6.3%
CME Group, Inc. – Class A	109,875	27,257,790
JPMorgan Chase & Co.	2,575,700	93,652,452

		120,910,242

		224,051,764

Industrials – 11.4%
Aerospace & Defense – 2.2%
Goodrich Corp.	352,700	24,152,896
Honeywell International, Inc.	446,500	17,453,685

		41,606,581

Air Freight & Logistics – 1.4%
FedEx Corp.	118,200	9,225,510

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

United Parcel Service, Inc. – Class B	290,300	$18,521,140

		27,746,650

Electrical Equipment – 1.9%
Cooper Industries PLC	848,700	35,721,783

Machinery – 5.9%
Danaher Corp.	1,275,500	46,338,915
Dover Corp.	571,800	25,593,768
Illinois Tool Works, Inc.	1,022,200	42,175,972

		114,108,655

		219,183,669

Energy – 9.7%
Energy Equipment & Services – 4.5%
Cameron International Corp.(a)	427,000	15,705,060
Schlumberger Ltd.	1,336,035	71,250,746

		86,955,806

Oil, Gas & Consumable Fuels – 5.2%
EOG Resources, Inc.	230,000	19,980,100
Noble Energy, Inc.	585,500	40,856,190
Occidental Petroleum Corp.	248,700	18,174,996
Suncor Energy, Inc. (New York)	655,000	19,820,300

		98,831,586

		185,787,392

Materials – 4.4%
Chemicals – 3.1%
Dow Chemical Co. (The)	1,589,600	38,738,552
Monsanto Co.	385,637	20,303,788

		59,042,340

Metals & Mining – 1.3%
ArcelorMittal (New York)	118,550	3,429,652
Freeport-McMoRan Copper & Gold, Inc.	295,000	21,234,100

		24,663,752

		83,706,092

Consumer Staples – 3.9%
Beverages – 2.1%
PepsiCo, Inc.	644,600	41,370,428

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	607,000	34,325,850

		75,696,278

Total Common Stocks (cost $1,816,564,929)		1,912,105,444

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $9,035,866)	9,035,866	$9,035,866

Total Investments – 99.9% (cost $1,825,600,795)		1,921,141,310
Other assets less liabilities – 0.1%		2,479,210

Net Assets – 100.0%		$1,923,620,520

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Equity: Other – 39.2%
Diversified/Specialty – 33.7%
BioMed Realty Trust, Inc.	420,445	$7,185,405
British Land Co. PLC	1,421,777	9,906,044
Canadian Real Estate Investment Trust	171,162	5,003,160
CB Richard Ellis Group, Inc. – Class A(a)	285,400	4,686,268
Cheung Kong Holdings Ltd.	659,000	8,378,452
Crown Castle International Corp.(a)	121,700	5,004,304
Dexus Property Group	6,788,000	5,033,654
Digital Realty Trust, Inc.	235,300	13,946,231
DuPont Fabros Technology, Inc.	255,922	6,323,833
GPT Group	2,705,400	7,220,507
H&R Real Estate Investment Trust	274,300	4,926,005
Jones Lang LaSalle, Inc.	77,600	5,859,576
Kerry Properties Ltd.	3,289,191	16,594,353
Lend Lease Group	2,152,275	13,310,765
Mitchells & Butlers PLC(a)	1,250,500	5,530,934
Mitsui Fudosan Co., Ltd.	2,381,000	38,637,223
Morguard Real Estate Investment Trust	442,700	5,637,798
New World Development Ltd.	7,947,157	12,817,933
Savills PLC	1,384,400	6,594,615
Sumitomo Realty & Development Co., Ltd.	809,000	15,438,848
Sun Hung Kai Properties Ltd.	3,459,600	48,788,449
Swire Pacific Ltd.	462,500	5,602,707
Telecity Group PLC(a)	1,210,225	8,926,707
Unibail-Rodamco SE	150,518	28,267,530
UOL Group Ltd.	2,322,000	6,846,709
Vornado Realty Trust	172,212	13,959,505
Weyerhaeuser Co.	91,800	1,441,260

		311,868,775

Health Care – 5.5%
Chartwell Seniors Housing Real Estate Investment Trust	873,000	6,942,411
Health Care REIT, Inc.	324,500	14,907,530
National Health Investors, Inc.	47,969	2,010,860
Nationwide Health Properties, Inc.	253,400	9,748,298
Ventas, Inc.	342,610	17,305,231

		50,914,330

		362,783,105

Residential – 20.3%
Multi-Family – 14.6%
AvalonBay Communities, Inc.	38,700	4,072,014
BRE Properties, Inc.	190,600	7,791,728
Camden Property Trust	360,500	16,496,480
Colonial Properties Trust	164,800	2,613,728
Equity Residential	369,000	16,911,270
Essex Property Trust, Inc.	99,100	10,481,807

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Home Properties, Inc.	96,000	$4,848,000
KWG Property Holding Ltd.	12,132,000	8,286,714
Mid-America Apartment Communities, Inc.	208,100	11,751,407
MRV Engenharia e Participacoes SA	592,500	4,942,420
Rossi Residencial SA	648,200	5,595,281
Shimao Property Holdings Ltd.	5,764,000	9,405,031
Stockland	3,322,460	11,695,670
Wing Tai Holdings Ltd.	7,655,000	9,171,119
Yanlord Land Group Ltd.	8,803,000	11,476,891

		135,539,560

Self Storage – 3.8%
Big Yellow Group PLC	1,068,460	4,763,236
Extra Space Storage, Inc.	549,067	8,395,234
Public Storage	229,750	22,520,095

		35,678,565

Student Housing – 0.9%
American Campus Communities, Inc.	266,300	7,933,077

Triple Net – 1.0%
Entertainment Properties Trust	207,200	8,928,248

		188,079,450

Retail – 20.1%
Regional Mall – 13.3%
BR Malls Participacoes SA	551,400	8,634,021
CapitaMall Trust	4,189,420	6,021,722
CBL & Associates Properties, Inc.	532,978	6,502,332
Macerich Co. (The)	126,548	5,241,618
Multiplan Empreendimentos Imobiliarios SA	885,605	16,791,827
Simon Property Group, Inc.	453,842	41,050,009
Taubman Centers, Inc.	87,300	3,622,077
Westfield Group	3,137,816	35,074,609

		122,938,215

Shopping Center/Other Retail – 6.8%
Eurocommercial Properties N.V.	30,200	1,158,353
Kimco Realty Corp.	806,400	12,023,424
Klepierre	563,641	17,177,912
Link REIT (The)	2,330,500	6,856,886
Primaris Retail Real Estate Investment Trust	305,799	5,514,620
RioCan Real Estate Investment Trust (New York)(b)	132,100	2,586,625
RioCan Real Estate Investment Trust (Toronto)	243,700	4,771,844
Tanger Factory Outlet Centers	171,300	7,917,486
Weingarten Realty Investors	231,496	4,671,589

		62,678,739

		185,616,954

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 9.3%
Office – 9.3%
Allied Properties Real Estate Investment Trust	386,700	$7,579,153
Boston Properties, Inc.	104,300	8,490,020
Brandywine Realty Trust	449,485	4,939,840
Brookfield Properties Corp.	506,656	7,326,246
Castellum AB	683,900	6,982,215
Douglas Emmett, Inc.	57,200	922,064
Great Portland Estates PLC	1,081,300	5,224,509
Highwoods Properties, Inc.	151,700	4,745,176
Hongkong Land Holdings Ltd.	2,688,000	14,450,306
ING Office Fund	13,448,600	7,206,989
Japan Real Estate Investment Corp.	844	7,494,055
Orix JREIT, Inc.	1,076	5,075,320
PSP Swiss Property AG(a)	80,800	5,463,014

		85,898,907

Lodging – 6.5%
Lodging – 6.5%
DiamondRock Hospitality Co.(a)	913,933	8,006,053
Great Eagle Holdings Ltd.	1,816,000	4,963,968
Hersha Hospitality Trust	942,600	4,467,924
Hyatt Hotels Corp.(a)	170,986	6,439,333
InnVest Real Estate Investment Trust	1,167,600	6,931,034
Intercontinental Hotels Group PLC	391,800	5,889,756
LaSalle Hotel Properties	76,100	1,603,427
Sunstone Hotel Investors, Inc.(a)	980,241	8,400,665
Whitbread PLC	428,600	9,139,555
Wyndham Worldwide Corp.	185,900	4,311,021

		60,152,736

Industrials – 2.7%
Industrial Warehouse Distribution – 2.4%
Ascendas Real Estate Investment Trust	6,358,000	9,744,251
First Potomac Realty Trust	306,800	4,549,844
ProLogis	738,457	8,012,258

		22,306,353

Mixed Office Industrial – 0.3%
ING Industrial Fund	5,601,800	2,276,198

		24,582,551

Total Common Stocks (cost $752,873,636)		907,113,703

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Henderson Land Development, expiring 6/01/11(a) (cost $0)	368,400	49,728

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(c) (cost $5,548,810)	5,548,810	$5,548,810

Total Investments – 98.7% (cost $758,422,446)		912,712,241
Other assets less liabilities – 1.3%		12,330,082

Net Assets – 100.0%		$925,042,323

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/15/10	12,670	$11,130,722	$11,215,287	$84,565
Australian Dollar settling 10/15/10	4,774	4,194,007	4,225,871	31,864
Euro settling 10/15/10	3,581	4,596,393	4,537,777	(58,616)
Japanese Yen settling 10/15/10	1,931,927	21,849,187	23,006,919	1,157,732
Japanese Yen settling 10/15/10	1,218,227	13,899,244	14,507,614	608,370
New Zealand Dollar settling 10/15/10	32,654	22,895,025	22,691,603	(203,422)
Norwegian Krone settling 10/15/10	81,403	12,462,911	12,876,678	413,767
Norwegian Krone settling 10/15/10	64,771	10,126,640	10,245,757	119,117
Pound Sterling settling 10/15/10	8,707	13,045,176	13,349,578	304,402
Swedish Krona settling 10/15/10	172,462	23,136,312	23,316,574	180,262
Swedish Krona settling 10/15/10	22,049	2,935,913	2,980,988	45,075

Sale Contracts:
Australian Dollar settling 10/15/10	12,670	10,962,844	11,215,287	(252,443)
Canadian Dollar settling 10/15/10	49,001	47,438,380	45,920,283	1,518,097
Canadian Dollar settling 10/15/10	4,805	4,658,897	4,502,907	155,990
Euro settling 10/15/10	12,311	15,167,521	15,600,271	(432,750)
Japanese Yen settling 10/15/10	596,981	7,114,878	7,109,323	5,555
Pound Sterling settling 10/15/10	4,605	7,076,319	7,060,388	15,931

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $2,586,625 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 22.6%
Capital Markets – 1.3%
Deutsche Bank AG	173,500	$10,788,827
Macquarie Group Ltd.	77,900	2,615,838

		13,404,665

Commercial Banks – 13.3%
Banco do Brasil SA	762,700	12,368,226
Barclays PLC	3,189,800	14,644,435
BNP Paribas	284,565	17,629,182
Danske Bank A/S(a)	272,300	6,014,529
DnB NOR ASA	248,300	2,726,467
Hana Financial Group, Inc.	176,800	4,551,719
KB Financial Group, Inc.	306,062	12,436,921
KBC Groep NV(a)	92,900	3,835,146
National Australia Bank Ltd.	770,300	15,973,080
National Bank of Canada	90,400	5,220,455
Societe Generale	213,770	10,779,980
Sumitomo Mitsui Financial Group, Inc.	382,900	11,363,287
Turkiye Garanti Bankasi AS	920,200	4,421,352
UniCredit SpA	5,615,900	13,091,044

		135,055,823

Consumer Finance – 1.3%
ORIX Corp.	169,100	12,715,307

Insurance – 4.2%
Allianz SE	181,600	18,538,852
Aviva PLC	1,304,000	7,532,589
Muenchener Rueckversicherungs AG (MunichRe)	73,000	9,302,603
Old Mutual PLC	3,571,900	6,941,556

		42,315,600

Real Estate Management & Development – 2.5%
Lend Lease Group	453,200	2,802,820
Mitsui Fudosan Co., Ltd.	728,000	11,813,481
New World Development Ltd.	3,805,224	6,137,428
Sumitomo Realty & Development Co., Ltd.	226,000	4,312,954

		25,066,683

		228,558,078

Energy – 12.3%
Oil, Gas & Consumable Fuels – 12.3%
BP PLC	3,490,800	20,146,252
ENI SpA	621,800	12,285,579
Gazprom OAO (Sponsored ADR)	443,900	9,077,755
JX Holdings, Inc.(a)	928,000	4,698,396
KazMunaiGas Exploration Production (GDR)(b)	192,600	3,397,464
LUKOIL OAO (London) (Sponsored ADR)	98,750	5,218,938

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc. (Toronto)	518,966	$9,611,833
OMV AG	201,100	6,465,186
Penn West Energy Trust	464,100	8,717,516
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,152,052	30,500,638
Suncor Energy, Inc. (Toronto)	327,548	9,924,580
Yanzhou Coal Mining Co., Ltd. – Class H	2,130,000	4,401,810

		124,445,947

Consumer Discretionary – 11.3%
Auto Components – 0.4%
NGK Spark Plug Co., Ltd.	307,000	3,582,666

Automobiles – 3.5%
Bayerische Motoren Werke AG	226,000	11,874,709
Nissan Motor Co., Ltd.(a)	2,134,900	16,272,196
Renault SA(a)	170,200	6,875,520

		35,022,425

Hotels, Restaurants & Leisure – 0.6%
Thomas Cook Group PLC	974,200	2,702,846
TUI Travel PLC	1,205,700	3,709,343

		6,412,189

Household Durables – 1.8%
Sharp Corp.	915,000	8,754,564
Sony Corp.	353,300	9,902,294

		18,656,858

Media – 2.4%
Informa PLC	1,155,300	6,770,558
Lagardere SCA	174,400	6,255,793
Vivendi SA	471,330	10,935,523

		23,961,874

Multiline Retail – 1.5%
Marks & Spencer Group PLC	2,071,600	10,945,419
PPR	31,200	4,044,550

		14,989,969

Specialty Retail – 0.8%
Esprit Holdings Ltd.	1,464,100	8,260,479

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,446,096

		114,332,556

Materials – 10.1%
Chemicals – 1.5%
Agrium, Inc.	79,400	5,528,626
Air Water, Inc.	165,000	1,835,863
Arkema SA	101,900	4,243,691
Incitec Pivot Ltd.	1,123,100	3,392,267

		15,000,447

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 8.6%
Dowa Holdings Co., Ltd.	488,000	$2,520,912
Eurasian Natural Resources Corp. PLC	435,600	5,628,899
JFE Holdings, Inc.	170,600	5,033,890
Kazakhmys PLC	282,900	4,979,277
Rio Tinto PLC	382,000	19,213,856
Tata Steel Ltd.	720,200	7,999,003
ThyssenKrupp AG	366,000	9,996,504
Vale SA (Sponsored ADR) (Local Preference Shares)	614,200	14,507,404
Xstrata PLC	1,146,500	17,891,562

		87,771,307

		102,771,754

Industrials – 10.0%
Aerospace & Defense – 1.2%
BAE Systems PLC	2,110,300	9,500,773
Rolls-Royce Group PLC(a)	295,851	2,503,188

		12,003,961

Building Products – 0.9%
Asahi Glass Co., Ltd.	980,000	9,562,036
Cie de St-Gobain	678	24,765

		9,586,801

Commercial Services & Supplies – 0.5%
Rentokil Initial PLC(a)	3,345,942	4,796,665

Construction & Engineering – 1.4%
Bouygues SA	364,900	14,731,680

Industrial Conglomerates – 1.0%
Bidvest Group Ltd.	536,453	9,894,810

Machinery – 0.6%
Vallourec SA	75,690	6,479,471

Professional Services – 0.8%
Randstad Holding NV(a)	210,693	7,814,421

Road & Rail – 0.8%
East Japan Railway Co.	61,400	3,970,866
Firstgroup PLC	700,200	3,723,507

		7,694,373

Trading Companies & Distributors – 2.8%
ITOCHU Corp.	953,000	7,769,152
Mitsubishi Corp.	548,400	11,750,794
Mitsui & Co., Ltd.	710,200	9,245,027

		28,764,973

		101,767,155

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 8.9%
Diversified Telecommunication Services – 5.4%
France Telecom SA	640,800	$13,025,348
Nippon Telegraph & Telephone Corp.	351,000	15,092,206
Telecom Corp. of New Zealand Ltd.	2,460,332	3,438,763
Telecom Italia SpA (ordinary shares)	6,603,400	8,898,000
Telecom Italia SpA (savings shares)	4,931,400	5,409,667
Telefonica SA	383,100	8,467,222

		54,331,206

Wireless Telecommunication Services – 3.5%
KDDI Corp.	1,415	6,824,061
Vodafone Group PLC	11,990,537	28,789,966

		35,614,027

		89,945,233

Health Care – 7.5%
Health Care Providers & Services – 0.1%
Celesio AG	32,180	650,143

Pharmaceuticals – 7.4%
AstraZeneca PLC	482,000	23,692,898
Bayer AG	256,500	15,645,423
Novartis AG	375,110	19,663,895
Sanofi-Aventis SA	283,319	16,218,962

		75,221,178

		75,871,321

Consumer Staples – 6.3%
Beverages – 0.5%
Asahi Breweries Ltd.	261,300	4,925,409

Food & Staples Retailing – 1.9%
Aeon Co., Ltd.	685,700	7,310,040
Casino Guichard Perrachon SA	91,600	7,399,859
Delhaize Group SA	62,855	4,201,007

		18,910,906

Tobacco – 3.9%
British American Tobacco PLC	484,000	16,399,434
Imperial Tobacco Group PLC	409,200	11,261,566
Japan Tobacco, Inc.	3,975	12,348,772

		40,009,772

		63,846,087

Information Technology – 5.3%
Computers & Peripherals – 1.1%
Toshiba Corp.(a)	2,253,000	10,589,866

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.1%
AU Optronics Corp.(a)	10,533,790	$9,052,469
Hitachi High-Technologies Corp.	150,400	2,447,695

		11,500,164

IT Services – 0.8%
Cap Gemini SA	200,800	8,465,647

Semiconductors & Semiconductor Equipment – 2.3%
Samsung Electronics Co., Ltd.	22,330	14,118,051
Samsung Electronics Co., Ltd. (Preference Shares)	11,500	5,115,656
United Microelectronics Corp.	9,291,000	3,734,074

		22,967,781

		53,523,458

Utilities – 4.0%
Electric Utilities – 3.7%
E.ON AG	572,800	16,076,909
EDF SA	208,700	8,291,698
Tokyo Electric Power Co., Inc. (The)	436,500	12,690,257

		37,058,864

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	745,000	3,472,116

		40,530,980

Total Common Stocks (cost $1,068,172,506)		995,592,569

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(c) (cost $8,376,836)	8,376,836	8,376,836

Total Investments – 99.1% (cost $1,076,549,342)		1,003,969,405
Other assets less liabilities – 0.9%		9,103,296

Net Assets – 100.0%		$1,013,072,701

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX INDEX	50	September 2010	$5,074,229	$4,764,314		$(309,915)

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/15/10	16,958	$14,842,829	$14,955,716	$112,887
Australian Dollar settling 11/15/10	10,450	9,146,571	9,216,136	69,565
Japanese Yen settling 11/15/10	1,803,329	20,781,905	21,483,289	701,384
New Zealand Dollar settling 11/15/10	10,631	7,425,009	7,368,754	(56,255)
New Zealand Dollar settling 11/15/10	18,071	13,158,941	12,525,703	(633,238)
Norwegian Krone settling 11/15/10	309,042	51,788,384	48,804,125	(2,984,259)
Pound Sterling settling 11/15/10	24,133	37,288,381	36,993,458	(294,923)
Pound Sterling settling 11/15/10	18,884	29,178,046	28,947,269	(230,777)
Swedish Krona settling 11/15/10	369,664	52,146,142	49,949,267	(2,196,875)
Swiss Franc settling 11/15/10	34,066	32,417,875	33,577,216	1,159,341
Swiss Franc settling 11/15/10	19,294	18,599,853	19,017,167	417,314
Swiss Franc settling 11/15/10	11,953	11,611,054	11,781,497	170,443

Sale Contracts:
Australian Dollar settling 11/15/10	16,958	14,522,831	14,955,716	(432,885)
Canadian Dollar settling 11/15/10	38,556	37,594,703	36,110,546	1,484,157
Euro settling 11/15/10	44,493	56,260,509	56,377,783	(117,274)
Euro settling 11/15/10	84,058	111,857,662	106,511,218	5,346,444
Japanese Yen settling 11/15/10	1,157,427	13,799,428	13,788,576	10,852
Japanese Yen settling 11/15/10	1,803,329	21,500,197	21,483,289	16,908
Japanese Yen settling 11/15/10	442,467	5,227,388	5,271,166	(43,778)
New Zealand Dollar settling 11/15/10	12,235	8,543,211	8,480,548	62,663
Pound Sterling settling 11/15/10	18,884	28,771,662	28,947,269	(175,607)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $3,397,464 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 23.9%
Capital Markets – 4.3%
Credit Suisse Group AG	367,495	$16,071,927
GP Investments Ltd.(a)	1,442,500	5,585,196
Julius Baer Group Ltd.	334,619	11,752,660
Man Group PLC	3,602,053	11,444,822

		44,854,605

Commercial Banks – 8.0%
Banco Santander Brasil SA (ADR)	409,300	5,148,994
Banco Santander SA	1,659,379	19,322,266
Bank Rakyat Indonesia	5,139,500	5,310,251
HDFC Bank Ltd.	155,300	7,069,178
Itau Unibanco Holding SA (ADR)	727,580	15,693,901
Standard Chartered PLC	1,141,742	30,490,338

		83,034,928

Diversified Financial Services – 2.4%
BM&F Bovespa SA	777,500	5,666,619
Hong Kong Exchanges and Clearing Ltd.	651,700	10,280,526
IG Group Holdings PLC	1,132,877	9,028,564

		24,975,709

Insurance – 3.3%
Admiral Group PLC	961,953	22,367,951
Prudential PLC	1,284,800	11,144,772

		33,512,723

Real Estate Management & Development – 5.5%
CapitaLand Ltd.	4,358,000	12,606,860
CapitaMalls Asia Ltd.	128,000	199,119
China Overseas Land & Investment Ltd.	4,846,000	10,389,150
Daito Trust Construction Co., Ltd.	100,800	5,788,505
Hang Lung Group Ltd.	787,800	4,752,750
Hang Lung Properties Ltd.	5,167,000	23,205,978

		56,942,362

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp.	316,000	4,214,364

		247,534,691

Consumer Staples – 17.3%
Beverages – 3.5%
Anheuser-Busch InBev NV	587,457	30,427,489
Cia de Bebidas das Americas (Preference Shares)	50,800	5,596,750

		36,024,239

Food & Staples Retailing – 4.2%
Olam International Ltd.	5,622,000	11,123,870
Tesco PLC	5,138,080	31,974,645

		43,098,515

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.9%
Chaoda Modern Agriculture Holdings Ltd.	6,644,000	$5,024,948
China Green Holdings Ltd.	5,064,000	4,796,422

		9,821,370

Household Products – 2.4%
Reckitt Benckiser Group PLC	492,686	24,556,552

Tobacco – 6.3%
British American Tobacco PLC	916,160	31,042,366
Imperial Tobacco Group PLC	546,000	15,026,430
Japan Tobacco, Inc.	6,312	19,608,918

		65,677,714

		179,178,390

Consumer Discretionary – 12.7%
Distributors – 3.5%
Li & Fung Ltd.	7,290,000	36,808,875

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	302,300	5,094,992

Hotels, Restaurants & Leisure – 0.8%
Ajisen China Holdings Ltd.	1,229,800	1,858,272
Carnival PLC	207,911	6,723,412

		8,581,684

Media – 0.8%
Jupiter Telecommunications Co., Ltd.	7,558	8,041,129

Specialty Retail – 5.0%
Fast Retailing Co., Ltd.	69,100	9,544,159
Hennes & Mauritz AB – Class B	497,850	16,223,985
Inditex SA	243,670	16,204,808
Yamada Denki Co., Ltd.	163,070	10,145,394

		52,118,346

Textiles, Apparel & Luxury Goods – 2.1%
Anta Sports Products Ltd.	2,660,000	5,497,418
Cie Financiere Richemont SA	401,300	15,519,122
Ports Design Ltd.	133,400	327,032

		21,343,572

		131,988,598

Industrials – 12.5%
Air Freight & Logistics – 0.6%
Kuehne & Nagel International AG	59,738	6,212,360

Commercial Services & Supplies – 3.9%
Aggreko PLC	390,600	8,467,953
G4S PLC	2,536,800	9,788,459
Serco Group PLC	2,420,800	21,553,711

		39,810,123

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.8%
Vestas Wind Systems A/S(a)	230,817	$8,533,698

Machinery – 1.3%
Atlas Copco AB – Class A	332,573	5,038,531
Jain Irrigation Systems Ltd.	98,990	2,606,548
Vallourec SA	68,600	5,872,529

		13,517,608

Professional Services – 4.9%
Bureau Veritas SA	94,100	5,719,590
Capita Group PLC (The)	3,142,300	33,796,104
Intertek Group PLC	217,790	5,608,643
SGS SA	4,066	5,878,944

		51,003,281

Transportation Infrastructure – 1.0%
China Merchants Holdings International Co., Ltd.	3,158,000	10,722,733

		129,799,803

Materials – 9.2%
Chemicals – 3.9%
Huabao International Holdings Ltd.	3,312,000	4,798,997
Israel Chemicals Ltd.	909,700	11,508,554
K&S AG	321,500	16,762,738
Syngenta AG	29,216	6,728,521

		39,798,810

Metals & Mining – 5.3%
Agnico-Eagle Mines Ltd.	185,600	12,058,432
ArcelorMittal (Euronext Amsterdam)	516,600	14,972,982
BHP Billiton PLC	357,860	9,979,146
Impala Platinum Holdings Ltd.	83,051	1,955,675
Vale SA (Sponsored ADR) – Class B	609,300	16,298,775

		55,265,010

		95,063,820

Health Care – 9.0%
Health Care Equipment & Supplies – 2.0%
Alcon, Inc.	131,800	21,377,960

Life Sciences Tools & Services – 1.0%
QIAGEN NV(a)	574,601	10,291,927

Pharmaceuticals – 6.0%
Aspen Pharmacare Holdings Ltd.(a)	599,104	6,817,196
Novo Nordisk A/S – Class B	107,796	9,210,071
Roche Holding AG	137,543	18,657,646
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	536,700	27,146,286

		61,831,199

		93,501,086

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 7.9%
Energy Equipment & Services – 5.2%
AMEC PLC	1,196,600	$16,759,107
Petrofac Ltd.	784,600	16,787,814
Saipem SpA	304,000	10,581,399
Technip SA	154,300	10,059,709

		54,188,029

Oil, Gas & Consumable Fuels – 2.7%
Afren PLC(a)	1,224,965	1,921,866
Petroleo Brasileiro SA (ADR)	414,600	13,826,910
Suncor Energy, Inc. (Toronto)	395,600	11,986,530

		27,735,306

		81,923,335

Information Technology – 5.8%
Communications Equipment – 1.1%
Research In Motion Ltd.(a)	257,600	11,040,736

Computers & Peripherals – 0.5%
Logitech International SA(a)	346,600	5,128,537

Electronic Equipment, Instruments & Components – 0.9%
Hirose Electric Co. Ltd.	52,500	5,076,573
Keyence Corp.	21,700	4,491,732

		9,568,305

Internet Software & Services – 1.0%
Telecity Group PLC(a)	93,857	692,296
Yahoo! Japan Corp.	27,561	9,902,832

		10,595,128

IT Services – 0.5%
Infosys Technologies Ltd.	88,540	5,099,057

Semiconductors & Semiconductor Equipment – 0.4%
ASML Holding NV	172,900	4,278,205

Software – 1.4%
Nintendo Co., Ltd.	53,800	14,914,967

		60,624,935

Total Common Stocks (cost $971,551,640)		1,019,614,658

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $16,753,612)	16,753,612	$16,753,612

Total Investments – 99.9% (cost $988,305,252)		1,036,368,270
Other assets less liabilities – 0.1%		880,884

Net Assets – 100.0%		$1,037,249,154

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	42	September 2010	$3,316,772	$3,350,459	$33,687
EURO STOXX 50	298	September 2010	9,812,707	9,875,302	62,595
Topix Index Futures	35	September 2010	3,462,388	3,335,020	(127,368)

					$(31,086)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 9/15/10	16,052	$14,014,038	$14,259,538	$245,500
Australian Dollar settling 9/15/10	52,695	46,004,843	46,810,763	805,920
Canadian Dollar settling 9/15/10	4,167	3,940,388	3,906,885	(33,503)
Canadian Dollar settling 9/15/10	2,955	2,778,405	2,770,541	(7,864)
Canadian Dollar settling 9/15/10	21,806	20,651,968	20,444,812	(207,156)
Euro settling 9/15/10	7,217	8,945,688	9,145,600	199,912
Euro settling 9/15/10	7,711	9,611,299	9,771,612	160,313
Euro settling 9/15/10	14,145	17,818,881	17,924,970	106,089
Euro settling 9/15/10	11,127	13,944,245	14,100,470	156,225
Euro settling 9/15/10	7,752	9,743,024	9,823,568	80,544
Euro settling 9/15/10	5,311	6,892,456	6,730,259	(162,197)
Euro settling 9/15/10	8,173	10,470,594	10,357,072	(113,522)
Japanese Yen settling 9/15/10	2,368,347	25,989,235	28,195,007	2,205,772

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 9/15/10	2,495,556	$27,423,994	$29,709,422	$2,285,428
Japanese Yen settling 9/15/10	6,514,303	70,322,265	77,552,327	7,230,062
Norwegian Krone settling 9/15/10	76,689	11,355,109	12,150,353	795,244
Norwegian Krone settling 9/15/10	66,704	10,463,619	10,568,363	104,744
Norwegian Krone settling 9/15/10	185,054	28,696,682	29,319,347	622,665
Pound Sterling settling 9/15/10	36,885	55,696,424	56,563,607	867,183
Pound Sterling settling 9/15/10	51,241	79,200,139	78,578,711	(621,428)
Swedish Krona settling 9/15/10	159,396	19,759,508	21,560,418	1,800,910
Swedish Krona settling 9/15/10	186,265	24,035,527	25,194,805	1,159,278
Swiss Franc settling 9/15/10	20,866	19,280,738	20,554,959	1,274,221
Swiss Franc settling 9/15/10	20,691	19,521,469	20,382,567	861,098
Swiss Franc settling 9/15/10	16,411	15,603,963	16,166,367	562,404

Sale Contracts:
Australian Dollar settling 9/15/10	16,052	13,309,034	14,259,538	(950,504)
Australian Dollar settling 9/15/10	46,084	39,868,651	40,937,986	(1,069,335)
Australian Dollar settling 9/15/10	6,611	5,559,653	5,872,777	(313,124)
Canadian Dollar settling 9/15/10	3,292	3,118,340	3,086,505	31,835
Canadian Dollar settling 9/15/10	53,238	52,208,449	49,914,743	2,293,706
Canadian Dollar settling 9/15/10	7,673	7,361,675	7,194,031	167,644
Euro settling 9/15/10	55,210	69,822,983	69,963,776	(140,793)
Japanese Yen settling 9/15/10	2,648,141	29,067,231	31,525,936	(2,458,705)
Japanese Yen settling 9/15/10	3,889,936	43,648,294	46,309,419	(2,661,125)
Japanese Yen settling 9/15/10	582,497	6,662,667	6,934,586	(271,919)
Japanese Yen settling 9/15/10	621,496	7,313,611	7,398,867	(85,256)
Pound Sterling settling 9/15/10	66,154	95,053,706	101,447,983	(6,394,277)
Pound Sterling settling 9/15/10	13,728	20,845,694	21,052,059	(206,365)
Pound Sterling settling 9/15/10	27,086	40,837,833	41,536,718	(698,885)

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Pound Sterling settling 9/15/10	15,829	$24,263,483	$24,273,969	$(10,486)
Pound Sterling settling 9/15/10	4,977	7,649,798	7,632,291	17,507
Swiss Franc settling 9/15/10	58,061	50,477,731	57,195,507	(6,717,776)
Swiss Franc settling 9/15/10	22,489	20,211,743	22,153,765	(1,942,022)
Swiss Franc settling 9/15/10	9,748	8,630,979	9,602,691	(971,712)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.3%
Capital Markets – 0.6%
MF Global Holdings Ltd.(a)	442,400	$2,919,840

Commercial Banks – 7.9%
Associated Banc-Corp	357,900	4,316,274
CapitalSource, Inc.	624,000	3,151,200
City National Corp.	58,400	2,828,896
Comerica, Inc.	162,600	5,595,066
Marshall & Ilsley Corp.	730,200	4,782,810
Popular, Inc.(a)	1,515,666	3,880,105
Susquehanna Bancshares, Inc.	592,900	4,689,839
Umpqua Holdings Corp.	286,000	2,974,400
Webster Financial Corp.	241,700	3,888,953
Whitney Holding Corp.	444,900	3,305,607

		39,413,150

Insurance – 7.0%
Aspen Insurance Holdings Ltd.	238,400	6,770,560
Endurance Specialty Holdings Ltd.	142,600	5,253,384
Fidelity National Financial, Inc. – Class A	254,500	3,692,795
Platinum Underwriters Holdings Ltd.	159,100	6,397,411
Reinsurance Group of America, Inc. – Class A	131,600	5,756,184
StanCorp Financial Group, Inc.	74,700	2,661,561
Unum Group	217,300	4,356,865

		34,888,760

Real Estate Investment Trusts (REITs) – 6.0%
Brandywine Realty Trust	311,400	3,422,286
BRE Properties, Inc.	78,575	3,212,146
Camden Property Trust	142,700	6,529,952
CBL & Associates Properties, Inc.	254,900	3,109,780
DiamondRock Hospitality Co.(a)	508,900	4,457,964
Sunstone Hotel Investors, Inc.(a)	504,101	4,320,146
Tanger Factory Outlet Centers	109,900	5,079,578

		30,131,852

Real Estate Management & Development – 1.7%
CB Richard Ellis Group, Inc. – Class A(a)	268,500	4,408,770
Jones Lang LaSalle, Inc.	58,900	4,447,539

		8,856,309

Thrifts & Mortgage Finance – 3.1%
Astoria Financial Corp.	244,642	2,950,383
First Niagara Financial Group, Inc.	463,318	5,230,860
People’s United Financial, Inc.	223,800	2,846,736
Washington Federal, Inc.	311,150	4,440,110

		15,468,089

		131,678,000

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 16.4%
Auto Components – 3.8%
Cooper Tire & Rubber Co.	235,300	$3,809,507
Dana Holding Corp.(a)	560,400	5,749,704
Federal-Mogul Corp.(a)	340,400	5,206,418
TRW Automotive Holdings Corp.(a)	121,700	4,230,292

		18,995,921

Hotels, Restaurants & Leisure – 2.7%
Boyd Gaming Corp.(a)	371,000	2,574,740
Royal Caribbean Cruises Ltd.(a)	225,300	5,533,368
Wyndham Worldwide Corp.	239,300	5,549,367

		13,657,475

Household Durables – 2.4%
American Greetings Corp.	315,975	6,098,318
NVR, Inc.(a)	5,075	3,066,112
Pulte Group, Inc.(a)	368,600	2,959,858

		12,124,288

Leisure Equipment & Products – 0.6%
Callaway Golf Co.	439,300	2,745,625

Media – 2.9%
CBS Corp. – Class B	231,000	3,192,420
Gannett Co., Inc.	249,200	3,012,828
Interpublic Group of Cos., Inc. (The)(a)	624,800	5,329,544
Meredith Corp.	102,400	2,996,224

		14,531,016

Specialty Retail – 3.0%
AnnTaylor Stores Corp.(a)	271,900	4,168,227
Foot Locker, Inc.	241,500	2,835,210
Men’s Wearhouse, Inc. (The)	85,704	1,652,373
Office Depot, Inc.(a)	1,043,350	3,557,823
Signet Jewelers Ltd.(a)	105,324	2,784,767

		14,998,400

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	327,600	5,038,488

		82,091,213

Industrials – 10.7%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	65,200	2,883,796

Building Products – 1.3%
AO Smith Corp.	59,300	3,045,055
Masco Corp.	314,800	3,302,252

		6,347,307

Electrical Equipment – 3.0%
EnerSys(a)	201,800	4,453,726
General Cable Corp.(a)	197,100	4,385,475

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thomas & Betts Corp.(a)	165,450	$6,113,377

		14,952,578

Machinery – 3.2%
Briggs & Stratton Corp.	264,900	4,807,935
Mueller Industries, Inc.	237,100	5,590,818
Terex Corp.(a)	318,600	5,801,706

		16,200,459

Professional Services – 0.6%
Kelly Services, Inc. – Class A(a)	259,841	2,712,740

Road & Rail – 1.2%
Con-way, Inc.	112,900	2,959,109
Hertz Global Holdings, Inc.(a)	381,000	3,242,310

		6,201,419

Trading Companies & Distributors – 0.8%
WESCO International, Inc.(a)	128,300	4,141,524

		53,439,823

Utilities – 9.5%
Electric Utilities – 5.4%
Northeast Utilities	225,100	6,521,147
NV Energy, Inc.	490,000	6,272,000
Pepco Holdings, Inc.	403,700	7,246,415
Portland General Electric Co.	353,725	7,067,425

		27,106,987

Gas Utilities – 1.0%
UGI Corp.	180,000	4,968,000

Multi-Utilities – 3.1%
CMS Energy Corp.	451,200	7,896,000
NiSource, Inc.	441,400	7,653,876

		15,549,876

		47,624,863

Information Technology – 8.7%
Communications Equipment – 0.9%
CommScope, Inc.(a)	238,600	4,473,750

Computers & Peripherals – 0.8%
NCR Corp.(a)	292,200	3,754,770

Electronic Equipment, Instruments & Components – 4.6%
Anixter International, Inc.(a)	126,700	5,812,996
Arrow Electronics, Inc.(a)	126,700	2,898,896
AU Optronics Corp. (Sponsored ADR)(a)	417,624	3,595,743
Avnet, Inc.(a)	121,100	2,773,190
Flextronics International Ltd.(a)	676,200	3,333,666
Insight Enterprises, Inc.(a)	349,000	4,585,860

		23,000,351

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 1.8%
Amdocs Ltd.(a)	118,400	$3,105,632
Convergys Corp.(a)	567,500	5,748,775

		8,854,407

Semiconductors & Semiconductor Equipment – 0.6%
Siliconware Precision Industries Co. (Sponsored ADR)	336,100	1,502,367
Teradyne, Inc.(a)	185,500	1,665,790

		3,168,157

		43,251,435

Energy – 8.1%
Energy Equipment & Services – 3.7%
Helix Energy Solutions Group, Inc.(a)	458,500	4,172,350
Helmerich & Payne, Inc.	118,500	4,389,240
Oil States International, Inc.(a)	81,900	3,376,737
Rowan Cos., Inc.(a)	253,300	6,512,343

		18,450,670

Oil, Gas & Consumable Fuels – 4.4%
Forest Oil Corp.(a)	205,200	5,359,824
Southern Union Co.	281,600	6,336,000
Swift Energy Co.(a)	125,300	3,376,835
Teekay Corp.	174,300	4,237,233
Whiting Petroleum Corp.(a)	34,100	2,893,044

		22,202,936

		40,653,606

Materials – 8.0%
Chemicals – 5.1%
Arch Chemicals, Inc.	158,900	4,881,408
Cytec Industries, Inc.	108,300	5,136,669
Huntsman Corp.	518,900	4,727,179
PolyOne Corp.(a)	513,800	5,009,550
Rockwood Holdings, Inc.(a)	221,600	5,728,360

		25,483,166

Metals & Mining – 2.9%
Commercial Metals Co.	436,500	5,687,595
Reliance Steel & Aluminum Co.	141,300	5,263,425
Steel Dynamics, Inc.	267,500	3,664,750

		14,615,770

		40,098,936

Health Care – 5.9%
Health Care Equipment & Supplies – 1.8%
Kinetic Concepts, Inc.(a)	152,000	4,851,840
Teleflex, Inc.	88,600	4,258,116

		9,109,956

Health Care Providers & Services – 3.4%
AMERIGROUP Corp.(a)	127,800	4,715,820

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Community Health Systems, Inc.(a)	165,600	$4,317,192
LifePoint Hospitals, Inc.(a)	171,178	5,207,235
Molina Healthcare, Inc.(a)	108,025	2,739,514

		16,979,761

Pharmaceuticals – 0.7%
Par Pharmaceutical Cos., Inc.(a)	127,600	3,364,812

		29,454,529

Consumer Staples – 4.9%
Beverages – 1.3%
Constellation Brands, Inc. – Class A(a)	381,094	6,349,026

Food & Staples Retailing – 0.4%
Supervalu, Inc.	223,900	2,176,308

Food Products – 2.6%
Bunge Ltd.	74,400	3,943,200
Smithfield Foods, Inc.(a)	369,900	5,966,487
Tyson Foods, Inc. – Class A	194,400	3,184,272

		13,093,959

Tobacco – 0.6%
Universal Corp.	81,400	2,902,724

		24,522,017

Total Common Stocks (cost $484,062,558)		492,814,422

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $6,704,525)	6,704,525	6,704,525

Total Investments – 99.8% (cost $490,767,083)		499,518,947
Other assets less liabilities – 0.2%		1,006,106

Net Assets – 100.0%		$500,525,053

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 24.6%
Communications Equipment – 5.6%
ADTRAN, Inc.	233,100	$7,326,333
Aruba Networks, Inc.(a)	445,000	8,174,650
F5 Networks, Inc.(a)	80,700	7,055,601
Riverbed Technology, Inc.(a)	174,330	6,687,299

		29,243,883

Computers & Peripherals – 1.4%
Netezza Corp.(a)	382,100	7,435,666

IT Services – 3.0%
Alliance Data Systems Corp.(a)	123,000	6,911,370
VeriFone Systems, Inc.(a)	356,400	8,617,752

		15,529,122

Semiconductors & Semiconductor Equipment – 5.7%
Atheros Communications, Inc.(a)	187,590	4,625,969
Fairchild Semiconductor International, Inc.(a)	502,700	3,885,871
Hittite Microwave Corp.(a)	96,300	4,097,565
Netlogic Microsystems, Inc.(a)	141,800	3,424,470
ON Semiconductor Corp.(a)	563,300	3,481,194
Skyworks Solutions, Inc.(a)	274,800	4,907,928
Teradyne, Inc.(a)	577,900	5,189,542

		29,612,539

Software – 8.9%
Concur Technologies, Inc.(a)	126,600	5,921,082
Fortinet, Inc.(a)	317,890	6,481,777
Informatica Corp.(a)	256,610	8,252,578
MICROS Systems, Inc.(a)	73,200	2,788,920
Red Hat, Inc.(a)	225,100	7,777,205
SuccessFactors, Inc.(a)	301,600	6,363,760
TIBCO Software, Inc.(a)	600,400	8,699,796

		46,285,118

		128,106,328

Industrials – 21.8%
Aerospace & Defense – 1.3%
Hexcel Corp.(a)	409,900	6,992,894

Air Freight & Logistics – 2.1%
Atlas Air Worldwide Holdings, Inc.(a)	98,540	4,270,724
Expeditors International of Washington, Inc.	169,600	6,714,464

		10,985,188

Building Products – 1.0%
Simpson Manufacturing Co., Inc.	227,800	5,020,712

Electrical Equipment – 3.2%
AMETEK, Inc.	187,600	8,064,924

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Baldor Electric Co.	239,500	$8,401,660

		16,466,584

Machinery – 7.6%
Actuant Corp. – Class A	336,200	6,663,484
Bucyrus International, Inc. – Class A	131,500	7,559,935
IDEX Corp.	195,175	5,814,263
Joy Global, Inc.	136,555	7,748,131
Lincoln Electric Holdings, Inc.	143,800	7,128,166
Valmont Industries, Inc.	68,600	4,598,258

		39,512,237

Marine – 1.0%
Kirby Corp.(a)	142,500	5,248,275

Professional Services – 2.4%
Manpower, Inc.	134,800	5,729,000
Robert Half International, Inc.	303,600	6,551,688

		12,280,688

Road & Rail – 2.1%
Genesee & Wyoming, Inc. – Class A(a)	148,700	5,771,047
Knight Transportation, Inc.	277,200	5,222,448

		10,993,495

Trading Companies & Distributors – 1.1%
MSC Industrial Direct Co. – Class A	131,100	5,843,127

		113,343,200

Consumer Discretionary – 20.6%
Distributors – 1.4%
LKQ Corp.(a)	403,600	7,506,960

Diversified Consumer Services – 0.9%
Strayer Education, Inc.	32,700	4,734,306

Hotels, Restaurants & Leisure – 5.7%
Chipotle Mexican Grill, Inc. – Class A(a)	51,300	7,737,579
Orient-Express Hotels Ltd. – Class A(a)	764,400	6,604,416
Panera Bread Co. – Class A(a)	87,700	7,010,738
Wyndham Worldwide Corp.	358,500	8,313,615

		29,666,348

Household Durables – 1.4%
Tempur-Pedic International, Inc.(a)	269,500	7,222,600

Internet & Catalog Retail – 1.3%
NetFlix, Inc.(a)	51,900	6,514,488

Media – 2.9%
Lamar Advertising Co. – Class A(a)	244,100	6,397,861
National CineMedia, Inc.	547,200	8,695,008

		15,092,869

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.7%
Dollar Tree, Inc.(a)	197,600	$8,957,208

Specialty Retail – 5.3%
CarMax, Inc.(a)	377,400	7,521,582
Dick’s Sporting Goods, Inc.(a)	307,300	7,519,631
J Crew Group, Inc.(a)	178,400	5,439,416
Ulta Salon Cosmetics & Fragrance, Inc.(a)	320,400	7,257,060

		27,737,689

		107,432,468

Health Care – 17.2%
Biotechnology – 4.7%
Alexion Pharmaceuticals, Inc.(a)	106,600	6,019,702
Dendreon Corp.(a)	68,500	2,455,040
Human Genome Sciences, Inc.(a)	170,300	4,954,027
Ironwood Pharmaceuticals, Inc.(a)	194,800	1,805,796
Regeneron Pharmaceuticals, Inc.(a)	115,900	2,547,482
Seattle Genetics, Inc.(a)	106,400	1,218,280
United Therapeutics Corp.(a)	116,900	5,403,118

		24,403,445

Health Care Equipment & Supplies – 4.1%
Align Technology, Inc.(a)	376,100	6,027,002
Edwards Lifesciences Corp.(a)	4,500	259,065
NuVasive, Inc.(a)	139,400	4,091,390
ResMed, Inc.(a)	198,200	5,973,748
Sirona Dental Systems, Inc.(a)	154,600	4,872,992

		21,224,197

Health Care Providers & Services – 5.5%
Centene Corp.(a)	299,800	6,061,956
Emergency Medical Services Corp.(a)	148,400	7,130,620
Healthspring, Inc.(a)	22,292	462,782
HMS Holdings Corp.(a)	144,300	7,529,574
Magellan Health Services, Inc.(a)	170,600	7,473,986

		28,658,918

Health Care Technology – 1.5%
SXC Health Solutions Corp.(a)	103,500	8,052,300

Life Sciences Tools & Services – 0.7%
Illumina, Inc.(a)	89,330	3,831,364

Pharmaceuticals – 0.7%
Salix Pharmaceuticals Ltd.(a)	93,100	3,524,766

		89,694,990

Financials – 6.2%
Capital Markets – 4.5%
Affiliated Managers Group, Inc.(a)	79,150	5,082,221
Greenhill & Co., Inc.	93,020	6,551,399

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	198,800	$6,214,488
Stifel Financial Corp.(a)	125,500	5,431,640

		23,279,748

Commercial Banks – 0.8%
Iberiabank Corp.	84,500	4,119,375

Thrifts & Mortgage Finance – 0.9%
People’s United Financial, Inc.	367,500	4,674,600

		32,073,723

Energy – 4.6%
Energy Equipment & Services – 2.3%
FMC Technologies, Inc.(a)	113,400	7,013,790
Oceaneering International, Inc.(a)	102,800	5,141,028

		12,154,818

Oil, Gas & Consumable Fuels – 2.3%
Concho Resources, Inc.(a)	92,200	5,386,324
Range Resources Corp.	78,700	2,660,847
SM Energy Co.	94,570	3,592,714

		11,639,885

		23,794,703

Materials – 2.3%
Chemicals – 1.2%
Solutia, Inc.(a)	481,600	6,520,864

Metals & Mining – 1.1%
Molycorp, Inc.(a)	334,200	5,597,850

		12,118,714

Consumer Staples – 1.8%
Food Products – 1.8%
Green Mountain Coffee Roasters, Inc.(a)	301,450	9,290,689

Total Common Stocks (cost $445,746,608)		515,854,815

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $7,891,306)	7,891,306	7,891,306

Total Investments – 100.6% (cost $453,637,914)		523,746,121
Other assets less liabilities – (0.6)%		(3,153,009)

Net Assets – 100.0%		$520,593,112

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 44.1%
United States – 44.1%
U.S. Treasury Notes 0.75%, 11/30/11-5/31/12	$167,410	$168,223,155
1.375%, 11/15/12	153,061	155,835,231
1.75%, 11/15/11-8/15/12	175,822	179,515,201
2.375%, 8/31/14	19,760	20,786,591
2.50%, 4/30/15	12,000	12,687,192

Total Governments - Treasuries (cost $530,959,351)		537,047,370

MORTGAGE PASS-THRU’S – 15.9%
Agency Fixed Rate 30-Year – 10.0%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	2,125	2,287,031
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	33,187	36,235,308
Series 2008
6.00%, 5/01/38-8/01/38	43,443	46,845,081
6.50%, 12/01/28-7/01/35	21,148	23,294,123
Government National Mortgage Association Series 2008 6.50%, 9/15/38	11,545	12,692,351

		121,353,894

Agency ARMs – 5.4%
Federal Home Loan Mortgage Corp. Series 2005 2.808%, 5/01/35(a)	4,192	4,416,425
Series 2007 5.919%, 11/01/36(b)	3,928	4,140,070
6.069%, 1/01/37(b)	3,219	3,406,874
Federal National Mortgage Association Series 2003 4.775%, 12/01/33(a)	1,111	1,166,664
Series 2005 2.57%, 2/01/35(b)	6,403	6,678,553
3.359%, 10/01/35(a)	3,209	3,383,304
5.344%, 1/01/36(a)	2,165	2,272,532
Series 2006 2.825%, 1/01/36(a)	10,124	10,566,700
5.509%, 5/01/36(b)	5,390	5,660,103
5.685%, 7/01/36(a)	4,077	4,274,950
5.707%, 11/01/36(b)	4,610	4,886,527

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 3.034%, 11/01/35(b)	$5,781	$6,100,227
5.412%, 2/01/37(b)	4,299	4,528,073
6.312%, 1/01/37(b)	1,889	1,988,666
Series 2009 4.66%, 7/01/38(a)	2,850	2,998,486

		66,468,154

Agency Fixed Rate 15-Year – 0.5%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	20	20,903
Series 2001 6.00%, 11/01/16	107	115,980
Series 2002 6.00%, 12/01/17	68	73,498
Series 2005 6.00%, 6/01/17-6/01/20	200	216,107
Series 2006 6.00%, 5/01/21-1/01/22	3,750	4,060,778
Series 2007 6.00%, 2/01/22	1,018	1,101,280

		5,588,546

Total Mortgage Pass-Thru’s (cost $186,361,881)		193,410,594

CORPORATES - INVESTMENT GRADES – 12.1%
Industrial – 9.7%
Capital Goods – 1.0%
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,704,864
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,962,662
Raytheon Co. 5.50%, 11/15/12	3,156	3,456,050

		12,123,576

Communications - Telecommunications – 0.9%
AT&T, Inc. 4.95%, 1/15/13	2,875	3,132,347
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	5,160	5,756,289
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,404,845

		11,293,481

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.8%
American Honda Finance Corp. 2.375%, 3/18/13(c)	$6,114	$6,245,714
Toyota Motor Credit Corp. 1.375%, 8/12/13	3,065	3,073,420

		9,319,134

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13	3,624	4,034,338

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,895,833

Consumer Cyclical - Retailers – 0.6%
Costco Wholesale Corp. 5.30%, 3/15/12	2,740	2,933,329
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,834,488

		6,767,817

Consumer Non-Cyclical – 3.1%
Abbott Laboratories 5.15%, 11/30/12	2,717	2,979,343
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,780,297
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,449,534
Baxter International, Inc. 1.80%, 3/15/13	2,021	2,062,291
Bottling Group LLC 5.00%, 11/15/13	3,599	4,028,307
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,562,745
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13	2,844	3,124,393
Merck & Co., Inc. 5.30%, 12/01/13	2,810	3,169,056
PepsiCo, Inc. 4.65%, 2/15/13	2,802	3,054,115
Pfizer, Inc. 4.45%, 3/15/12	6,003	6,331,790
Procter & Gamble Co. (The) 1.375%, 8/01/12	3,132	3,171,422

		37,713,293

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.9%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,154,785
Chevron Corp. 3.95%, 3/03/14	3,665	3,998,317
ConocoPhillips 4.75%, 2/01/14	3,650	4,046,780

		11,199,882

Technology – 1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	1,866	1,907,304
Dell, Inc. 3.375%, 6/15/12	2,134	2,213,229
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,463,043
International Business Machines Corp. 2.10%, 5/06/13	6,055	6,244,292
Microsoft Corp. 2.95%, 6/01/14	3,045	3,245,763
Oracle Corp. 4.95%, 4/15/13	2,885	3,183,551

		18,257,182

Transportation - Services – 0.3%
United Parcel Service, Inc. 3.875%, 4/01/14	3,095	3,370,186

		117,974,722

Financial Institutions – 2.2%
Banking – 1.3%
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14	1,785	1,951,885
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,183,041
State Street Corp. 4.30%, 5/30/14	3,015	3,310,545
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,695,575

		16,141,046

Insurance – 0.6%
Metropolitan Life Global Funding I 2.875%, 9/17/12(c)	7,700	7,903,426

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,261,439

		27,305,911

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14	$2,001	$2,169,220

Total Corporates - Investment Grades (cost $142,079,217)		147,449,853

ASSET-BACKED SECURITIES – 12.0%
Autos - Fixed Rate – 4.2%
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)	8,610	9,013,236
Series 2009-3A, Class A4 2.67%, 12/15/16(c)	12,380	12,892,053
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,541,950
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,473,162
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16	7,560	7,830,773
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15	10,555	10,784,949

		50,536,123

Credit Cards - Floating Rate – 3.7%
Chase Issuance Trust Series 2007-A1, Class A1 0.296%, 3/15/13(b)	4,825	4,823,166
Series 2009-A2, Class A2 1.826%, 4/15/14(b)	13,000	13,285,684
Discover Card Master Trust Series 2009-A1, Class A1 1.576%, 12/15/14(b)+	14,835	15,080,318
Series 2009-A2, Class A 1.576%, 2/17/15(b)	1,320	1,343,337
Series 2010-A1, Class A1 0.926%, 9/15/15(b)	7,206	7,247,239
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.336%, 6/15/15(b)	3,130	3,111,628

		44,891,372

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 1.2%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.976%, 7/15/15(b)(c)+	$14,000	$14,370,602
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47(b)(d)	1,865	9,325

		14,379,927

Autos - Floating Rate – 1.1%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.336%, 4/20/13(b)	4,360	4,356,400
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(b)(c)+	9,249	9,360,954

		13,717,354

Home Equity Loans - Floating Rate – 0.8%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.164%, 5/25/37(b)(e)	1,200	16,097
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF4, Class A2 0.554%, 6/25/34(b)	28	21,513
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.546%, 1/20/36(b)	1,233	993,998
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.464%, 6/25/37(b)(c)	3,492	1,419,242
Lehman XS Trust Series 2005-2, Class 1M1 0.764%, 8/25/35(b)(e)	5,000	107,436
Series 2006-1, Class 1M1 0.714%, 2/25/36(b)(e)	4,000	63,202
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.384%, 4/25/37(b)	155	154,592
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.394%, 4/25/37(b)	2,130	1,541,215
Novastar Home Equity Loan Series 2007-2, Class M1 0.564%, 9/25/37(b)(e)	4,935	139,438

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.364%, 7/25/36(b)	$2,193	$1,565,562
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(c)	618	608,838
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.394%, 7/25/37(b)	4,185	2,543,173
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.714%, 6/25/36(b)	2,000	869,546

		10,043,852

Home Equity Loans - Fixed Rate – 0.6%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,543	2,333,130
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	1,308	1,170,235
Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,719,483
Series 2005-CB4, Class AF2 4.751%, 8/25/35	430	428,451
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	197	195,547
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	2,347	325,591
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(f)	35	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(g)	8,954	1,410,275

		7,582,712

Other ABS - Fixed Rate – 0.4%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,588,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	$3,389	$3,432,494

		5,020,494

Total Asset-Backed Securities (cost $170,100,514)		146,171,834

CMOs – 7.2%
Agency Floating Rate – 6.1%
Fannie Mae REMICs Series 2003-52, Class FV 1.264%, 5/25/31(b)	734	735,761
Series 2005-17, Class FA 0.564%, 3/25/35(b)	21,424	21,362,822
Series 2005-38, Class F 0.564%, 5/25/35(b)	15,657	15,608,639
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.544%, 10/25/33(b)	216	188,211
Freddie Mac REMICs Series 2976, Class DF 0.576%, 10/15/34(b)	19,967	19,917,634
Series 3001, Class HN 0.576%, 5/15/35(b)	15,735	15,685,923
Series R008, Class FK 0.676%, 7/15/23(b)	790	781,436

		74,280,426

Non-Agency Floating Rate – 0.8%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.734%, 2/25/36(b)(e)	3,843	34,510
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.236%, 11/25/46(b)	1,963	889,336
Homebanc Mortgage Trust Series 2005-4, Class A2 0.594%, 10/25/35(b)	2,977	1,752,974
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.82%, 2/25/42(b)(c)	3,207	3,094,228
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.466%, 7/20/36(b)	2,901	2,318,981
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.494%, 5/25/35(b)	131	105,077

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Short Duration Bond Portfolio —Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.597%, 10/19/34(b)	$647	$550,794
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.326%, 5/25/46(b)	1,176	480,694
Series 2006-AR9, Class 1AB2 0.484%, 8/25/46(b)	2,870	840,886

		10,067,480

Agency Fixed Rate – 0.2%
Fannie Mae REMICs Series 2005-86, Class WH 5.00%, 11/25/25	619	617,727
Series 2006-50, Class PA 5.00%, 4/25/27	1,965	1,990,217

		2,607,944

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	898	881,467

Total CMOs (cost $96,981,040)		87,837,317

AGENCIES – 5.5%
Agency Debentures – 5.5%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	8,760	8,977,993
Citibank NA – FDIC Insured 1.875%, 5/07/12	18,659	19,048,208
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12	13,670	14,293,516
JPMorgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,918,769
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,154,410
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,736,530

Total Agencies (cost $65,178,313)		67,129,426

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Floating Rate CMBS – 1.6%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.586%, 3/15/22(b)(c)	$2,500	$2,197,546
Commercial Mortgage Pass Through Certificates Series 2005-F10A, Class A1 0.376%, 4/15/17(b)(c)	30	29,667
Series 2005-FL11, Class D 0.616%, 11/15/17(b)(c)	1,096	1,001,229
Series 2007-FL14, Class C 0.576%, 6/15/22(b)(c)	3,871	2,864,888
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.746%, 10/15/21(b)(c)	4,900	4,323,914
Series 2007-TFLA, Class A2 0.396%, 2/15/22(b)(c)	8,000	6,471,671
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.672%, 9/15/21(b)(c)	2,600	973,814
Series 2007-WHL8, Class E 0.676%, 6/15/20(b)(c)	2,725	1,326,807

		19,189,536

Non-Agency Fixed Rate CMBS – 0.5%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	60	59,650
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,968,768

		6,028,418

Total Commercial Mortgage-Backed Securities (cost $31,702,034)		25,217,954

	Shares
SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(h)	26,878,720	26,878,720

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Certificates of Deposit – 1.1%
Royal Bank of Canada NY 2.25%, 3/15/13	$12,810	$13,146,941

Total Short-Term Investments (cost $39,682,765)		40,025,661

Total Investments – 102.2% (cost $1,263,045,115)		1,244,290,009
Other assets less liabilities – (2.2)%		(26,278,988)

Net Assets – 100.0%		$1,218,011,021

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,328	December 2010	$291,009,621	$291,018,751	$9,130
U.S. T-Note 5 Yr Futures	189	December 2010	22,703,021	22,740,539	37,518

Sold Contracts
U.S. T-Note 10 Yr Futures	176	December 2010	$21,968,051	$22,110,000	(141,949)

					$(95,301)

(a)	Variable rate coupon, rate shown as of August 31, 2010.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $87,291,651 or 7.2% of net assets.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$0	0.00%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47	5/25/07	1,822,742	9,325	0.00%

(e)	Illiquid security.

(f)	Fair valued.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Short Duration Bond Portfolio—Portfolio of Investments

(g)	IO – Interest Only

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $34,913,457.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the fund’s total exposure to subprime investments was 2.23% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CDO	– Collateralized Debt Obligations
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
FDIC	– Federal Deposit Insurance Corporation
REMICs	– Real Estate Mortgage Investment Conduits

See notes to financial statements.

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Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 32.0%
Industrial – 14.2%
Basic – 2.3%
Anglo American Capital PLC 9.375%, 4/08/19(a)	$1,901	$2,534,789
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	2,110	2,204,279
ArcelorMittal 6.125%, 6/01/18	3,570	3,787,549
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,768,209
Dow Chemical Co. (The) 7.375%, 11/01/29	200	229,550
8.55%, 5/15/19	4,115	5,158,091
Eastman Chemical Co. 5.50%, 11/15/19	686	760,054
International Paper Co. 5.30%, 4/01/15	2,625	2,834,714
7.50%, 8/15/21	797	950,024
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,441,110
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,500,537
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,858,608

		31,027,514

Capital Goods – 0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	299	323,382
Lafarge SA 6.15%, 7/15/11	2,204	2,269,924
Republic Services, Inc. 5.25%, 11/15/21	1,213	1,347,687
5.50%, 9/15/19	1,768	1,984,617
Tyco International Finance SA 8.50%, 1/15/19	1,265	1,689,877

		7,615,487

Communications - Media – 2.0%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	3,710	4,228,855
CBS Corp. 5.75%, 4/15/20	905	1,005,154
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,859,415

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Comcast Corp. 5.50%, 3/15/11	$2,767	$2,836,291
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14	1,200	1,296,241
News America Holdings, Inc. 9.25%, 2/01/13	670	785,058
News America, Inc. 6.55%, 3/15/33	1,383	1,575,219
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,768,921
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	734,118
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,559,257
Time Warner Entertainment Co. LP 8.375%, 3/15/23	2,680	3,506,212
WPP Finance UK 5.875%, 6/15/14	376	415,207
8.00%, 9/15/14	2,616	3,077,698

		26,647,646

Communications - Telecommunications – 2.3%
America Movil SAB de CV 5.00%, 3/30/20	2,987	3,255,089
American Tower Corp. 5.05%, 9/01/20	2,750	2,773,488
AT&T Corp. 8.00%, 11/15/31(b)	295	404,322
British Telecommunications PLC 9.375%, 12/15/10(b)	3,066	3,134,307
Embarq Corp. 7.082%, 6/01/16	3,780	4,120,941
Qwest Corp. 7.50%, 10/01/14	3,270	3,641,963
8.875%, 3/15/12(b)	660	726,000
Telecom Italia Capital SA 6.175%, 6/18/14	2,510	2,751,833
6.375%, 11/15/33	375	372,263
7.175%, 6/18/19	1,450	1,670,993
United States Cellular Corp. 6.70%, 12/15/33	4,720	5,047,653
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,124,547

		31,023,399

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.6%
Daimler Finance North America LLC 5.75%, 9/08/11	$1,105	$1,156,422
7.30%, 1/15/12	1,178	1,267,827
7.75%, 1/18/11	437	448,120
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	2,465	2,594,326
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	2,530	2,687,596

		8,154,291

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21	1,460	1,532,177
7.625%, 4/15/31	2,810	3,502,440
Viacom, Inc. 5.625%, 9/15/19	2,895	3,336,635

		8,371,252

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,403,007
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,693,379

		9,096,386

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	1,460	1,751,999

Consumer Non-Cyclical – 1.9%
Ahold Finance USA LLC 6.875%, 5/01/29	3,105	3,797,213
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,215,621
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,691,682
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,800,414
5.875%, 5/15/13	2,720	2,918,848
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	3,480	3,814,741
ConAgra Foods, Inc. 7.875%, 9/15/10	68	68,155
Delhaize Group SA 5.875%, 2/01/14	775	874,948
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,766,519

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fortune Brands, Inc. 4.875%, 12/01/13	$2,016	$2,171,041
Kroger Co. (The) 6.80%, 12/15/18	2,175	2,659,057
Safeway, Inc. 6.50%, 3/01/11	453	464,846

		26,243,085

Energy – 1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	3,050	3,020,711
6.45%, 9/15/36	877	760,645
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,493,094
BP Capital Markets PLC 4.75%, 3/10/19	505	495,442
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,320,297
Hess Corp. 7.875%, 10/01/29	1,793	2,319,846
Marathon Oil Corp. 7.50%, 2/15/19	995	1,264,533
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,856,308
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,699,170
Noble Holding International Ltd. 4.90%, 8/01/20	251	268,287
Valero Energy Corp. 6.125%, 2/01/20	1,635	1,783,806
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,713,158
9.625%, 3/01/19	1,540	2,020,545

		24,015,842

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)	3,341	3,516,402

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20	505	536,082
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,494,644
Dell, Inc. 5.625%, 4/15/14	1,645	1,863,724
Motorola, Inc. 6.50%, 9/01/25	1,800	1,992,127

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.50%, 5/15/25	$290	$345,024
7.625%, 11/15/10	146	148,137
Xerox Corp. 8.25%, 5/15/14	310	371,496

		7,751,234

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	1,695	1,830,846
5.75%, 12/15/16	1,115	1,223,068

		3,053,914

Transportation - Services – 0.3%
Con-way, Inc. 6.70%, 5/01/34	2,269	2,205,867
Ryder System, Inc. 5.85%, 11/01/16	930	1,040,300
7.20%, 9/01/15	908	1,067,978

		4,314,145

		192,582,596

Financial Institutions – 14.2%
Banking – 7.1%
American Express Co. 7.25%, 5/20/14	1,900	2,209,880
8.125%, 5/20/19	2,785	3,583,574
Bank of America Corp. 4.875%, 1/15/13	4,230	4,450,607
5.625%, 7/01/20	1,710	1,761,676
7.625%, 6/01/19	1,700	1,989,779
Series L 5.65%, 5/01/18	1,400	1,455,143
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11	170	177,218
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,986,563
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	5,410	5,816,913
Citigroup, Inc. 5.50%, 4/11/13	2,900	3,079,029
6.50%, 8/19/13	2,770	3,029,471
8.50%, 5/22/19	2,750	3,362,639
Compass Bank 5.50%, 4/01/20	4,989	4,959,989
Deutsche Bank AG 5.00%, 10/12/10	2,730	2,743,806
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	2,700	2,908,505
7.50%, 2/15/19	2,855	3,329,407

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 4.40%, 7/22/20	$3,955	$4,009,049
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)	3,820	3,924,133
M&I Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	3,508,314
Macquarie Group Ltd. 4.875%, 8/10/17(a)	3,420	3,461,430
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,702,242
Morgan Stanley 5.45%, 1/09/17	1,615	1,695,695
5.50%, 7/24/20	2,100	2,115,693
6.60%, 4/01/12	960	1,030,118
National Australia Bank Ltd. 3.75%, 3/02/15(a)	3,175	3,344,069
National City Bank/Cleveland OH 6.25%, 3/15/11	4,245	4,357,633
Nationwide Building Society 6.25%, 2/25/20(a)	3,415	3,780,542
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,622,801
Standard Chartered PLC 6.409%, 1/30/17(a)	4,800	4,360,248
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,151,578
Union Bank NA 5.95%, 5/11/16	1,005	1,086,694
Wachovia Corp. 5.50%, 5/01/13	4,155	4,561,338

		95,555,776

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21	1,330	1,412,500

Finance – 0.9%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	3,015,394
Series A 4.375%, 11/21/11	2,713	2,830,866
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,262,148
SLM Corp. Series A 5.375%, 1/15/13-5/15/14	4,650	4,348,272

		12,456,680

Insurance – 4.3%
Aetna, Inc. 6.00%, 6/15/16	1,010	1,171,081

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Aflac, Inc. 3.45%, 8/15/15	$555	$570,625
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	1,820	2,051,164
Assurant, Inc. 5.625%, 2/15/14	1,028	1,096,704
CIGNA Corp. 5.125%, 6/15/20	1,155	1,248,982
Coventry Health Care, Inc. 5.95%, 3/15/17	665	665,480
6.125%, 1/15/15	260	270,399
6.30%, 8/15/14	2,060	2,196,821
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	4,102,054
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	1,605	1,941,395
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	685	696,485
5.50%, 3/30/20	3,221	3,241,618
Humana, Inc. 6.30%, 8/01/18	1,514	1,648,551
6.45%, 6/01/16	285	315,633
7.20%, 6/15/18	610	698,779
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,814,014
Lincoln National Corp. 8.75%, 7/01/19	791	1,009,988
Markel Corp. 7.125%, 9/30/19	1,685	1,933,103
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	2,144,482
MetLife, Inc. 4.75%, 2/08/21	1,460	1,526,586
7.717%, 2/15/19	1,159	1,453,052
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	3,140,087
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,626,766
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,721,519
6.20%, 1/15/15	265	297,923
Series D 7.375%, 6/15/19	200	243,276
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	3,065	3,373,042
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,395,967

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

WellPoint, Inc. 4.35%, 8/15/20	$2,865	$2,951,322
5.875%, 6/15/17	270	311,239
7.00%, 2/15/19	655	798,380
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,801,022

		58,457,539

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15	3,328	3,414,265

REITS – 1.5%
ERP Operating LP 5.25%, 9/15/14	4,570	5,046,601
HCP, Inc. 6.00%, 1/30/17	4,630	4,923,241
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	4,416,335
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,468,406
Simon Property Group LP 4.375%, 3/01/21	3,575	3,612,377

		20,466,960

		191,763,720

Utility – 2.3%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	3,175	3,281,902
FirstEnergy Corp. Series B 6.45%, 11/15/11	58	60,912
Series C 7.375%, 11/15/31	2,291	2,537,949
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	2,987,229
Nisource Finance Corp. 6.80%, 1/15/19	3,445	4,059,202
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,552,650
Teco Finance, Inc. 4.00%, 3/15/16	745	779,194
5.15%, 3/15/20	915	999,305
Union Electric Co. 6.70%, 2/01/19	315	383,293

		16,641,636

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Natural Gas – 0.9%
Energy Transfer Partners LP 6.70%, 7/01/18	$972	$1,100,971
7.50%, 7/01/38	3,329	3,879,181
EQT Corp. 8.125%, 6/01/19	1,707	2,097,406
Williams Partners LP 5.25%, 3/15/20	4,178	4,509,771

		11,587,329

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	2,785	3,207,579

		31,436,544

Non Corporate Sectors – 1.3%
Agencies - Not Government Guaranteed – 1.3%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)	7,890	8,264,775
Petrobras International Finance Co. 5.75%, 1/20/20	5,100	5,466,573
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	3,055	3,772,925

		17,504,273

Total Corporates - Investment Grades (cost $396,839,710)		433,287,133

GOVERNMENTS - TREASURIES – 20.6%
United States – 20.6%
U.S. Treasury Bonds 4.50%, 2/15/36	22,695	26,780,100
4.625%, 2/15/40	8,000	9,597,504
U.S. Treasury Notes 0.75%, 5/31/12	21,000	21,107,520
0.875%, 2/28/11	6,220	6,240,408
2.125%, 5/31/15	8,635	8,978,414
2.25%, 1/31/15	33,584	35,123,710
2.375%, 8/31/14	31,515	33,152,299
2.50%, 3/31/15	63,975	67,633,730
3.375%, 11/15/19	15,870	17,140,838
3.625%, 2/15/20	10,105	11,121,027
3.75%, 11/15/18	37,815	42,340,666

Total Governments - Treasuries (cost $261,521,224)		279,216,216

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 18.5%
Agency Fixed Rate 30-Year – 17.4%
Federal Home Loan Mortgage Corp. Gold 6.50%, TBA	$4,610	$5,009,775
Series 2005 4.50%, 8/01/35-10/01/35	2,769	2,924,768
Series 2006 4.50%, 1/01/36-5/01/36	151	158,747
Series 2007 5.50%, 7/01/35	3,879	4,189,946
Series 2008 6.50%, 5/01/35	3,975	4,405,211
Federal National Mortgage Association 5.50%, 1/01/35-9/01/40	31,459	33,691,703
6.00%, 5/01/31-2/01/39	44,865	48,387,805
Series 2003 5.00%, 11/01/33	11,737	12,582,790
5.50%, 4/01/33-7/01/33	13,708	14,814,808
Series 2004 5.50%, 4/01/34-11/01/34	10,703	11,551,456
Series 2005 4.50%, 8/01/35-10/01/35	18,765	19,836,537
5.50%, 2/01/35	2,610	2,821,075
6.00%, 4/01/35	8,303	9,119,035
Series 2006 5.00%, 1/01/36-2/01/36	14,095	15,049,672
Series 2007 4.50%, 9/01/35-8/01/37	11,502	12,209,080
5.50%, 8/01/37	19,196	20,745,611
Series 2008 6.00%, 3/01/37	16,318	17,686,935

		235,184,954

Agency ARMs – 1.1%
Federal Home Loan Mortgage Corp. Series 2007 5.996%, 2/01/37(c)	2,179	2,295,254
Series 2009 3.481%, 4/01/36(d)	5,214	5,479,384
Federal National Mortgage Association Series 2003 4.775%, 12/01/33(d)	1,542	1,618,916
Series 2006 5.396%, 2/01/36(d)	1,666	1,747,543
6.089%, 3/01/36(d)	1,159	1,199,196

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 4.66%, 3/01/34(d)	$3,117	$3,250,712

		15,591,005

Total Mortgage Pass-Thru’s (cost $237,673,885)		250,775,959

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.9%
Non-Agency Fixed Rate CMBS – 8.8%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A4 5.451%, 1/15/49	6,845	7,130,620
Series 2007-4, Class A4 5.843%, 2/10/51	6,835	7,289,131
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50	6,455	6,849,215
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49	8,585	9,160,462
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	3,157,081
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	6,718,052
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	4,637,059
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,520,811
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.006%, 6/15/49	855	875,510
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.437%, 6/15/29	6,015	6,344,276
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	8,723,313
Series 2007-C1, Class A4 5.424%, 2/15/40	8,825	9,262,334
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.103%, 6/12/46	3,075	3,406,005
Series 2006-3, Class A4 5.414%, 7/12/46	6,885	7,287,446

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	$8,155	$7,852,081
Series 2007-IQ13, Class A4 5.364%, 3/15/44	4,035	4,135,521
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	9,306,198
Series 2006-C28, Class A4 5.572%, 10/15/48	7,235	7,535,645
Series 2007-C32, Class A3 5.933%, 6/15/49	6,885	6,857,791

		118,048,551

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.735%, 3/06/20(a)(c)	1,855	1,651,388

Total Commercial Mortgage-Backed Securities (cost $113,821,109)		119,699,939

CMOs – 2.9%
Agency Floating Rate – 2.0%
Fannie Mae REMICs Series 2004-92, Class FD 0.614%, 5/25/34(c)	4,161	4,152,219
Series 2005-21, Class FM 0.614%, 3/25/35(c)	5,126	5,118,441
Series 2005-72, Class AF 0.564%, 8/25/35(c)	3,753	3,742,813
Series 2005-99, Class AF 0.614%, 12/25/35(c)	3,655	3,648,959
Series 2006-42, Class JF 0.774%, 6/25/36(c)	3,030	3,033,659
Freddie Mac REMICs Series 2920, Class F 0.576%, 1/15/35(c)	3,764	3,743,091
Series 3001, Class HN 0.576%, 5/15/35(c)	3,916	3,903,276

		27,342,458

Non-Agency Fixed Rate – 0.5%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 4.84%, 2/25/36	2,884	1,786,425
Series 2006-3, Class 22A1 5.399%, 5/25/36	1,301	618,111
Series 2007-1, Class 21A1 5.423%, 1/25/47	1,957	1,098,809

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.113%, 5/25/35	$2,519	$2,242,688
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.605%, 5/25/36	1,667	870,646

		6,616,679

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.386%, 12/25/35(c)	1,190	655,768
Series 2006-OA14, Class 3A1 1.236%, 11/25/46(c)	4,445	2,014,031
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.794%, 2/25/35(c)(e)	2,909	90,853

		2,760,652

Non-Agency ARMs – 0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)	3,256	2,240,716

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.599%, 5/28/35	392	297,255

Total CMOs (cost $49,634,151)		39,257,760

AGENCIES – 2.3%
Agency Debentures – 2.3%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	16,357,077
6.625%, 11/15/30	10,490	14,587,740

Total Agencies (cost $27,484,397)		30,944,817

GOVERNMENTS - SOVEREIGN BONDS – 1.9%
Brazil – 0.5%
Republic of Brazil 8.25%, 1/20/34	4,730	6,763,900

Croatia – 0.3%
Republic of Croatia 6.75%, 11/05/19(a)	3,365	3,759,826

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lithuania – 0.1%
Republic of Lithuania 6.75%, 1/15/15(a)	$1,130	$1,224,637

Peru – 0.5%
Republic of Peru 8.75%, 11/21/33	4,292	6,373,620

Poland – 0.2%
Republic of Poland 3.875%, 7/16/15	2,894	2,980,820
6.375%, 7/15/19	460	539,580

		3,520,400

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,419	4,059,730

Total Governments - Sovereign Bonds (cost $21,864,345)		25,702,113

ASSET-BACKED SECURITIES – 1.8%
Credit Cards - Floating Rate – 0.8%
Discover Card Master Trust Series 2009-A1, Class A1 1.576%, 12/15/14(c)+	11,000	11,181,900

Autos - Floating Rate – 0.7%
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(a)(c)+	9,249	9,360,954

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.534%, 5/25/37(c)(e)	3,715	167,944
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.526%, 1/20/35(c)	831	719,499
Lehman XS Trust Series 2005-4, Class 1M1 0.764%, 10/25/35(c)(e)	4,029	34,843
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.384%, 4/25/37(c)	142	141,091
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.494%, 2/25/37(c)(e)	1,785	17,554

		1,080,931

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(a)	$1,000	$992,500

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.454%, 12/25/32	584	520,609
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	517	444,795

		965,404

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47(c)(e)(f)	2,220	11,100
SLM Student Loan Trust Series 2003-C, Class A1 0.637%, 9/15/16(c)	27	26,508

		37,608

Total Asset-Backed Securities (cost $35,030,222)		23,619,297

CORPORATES - NON-INVESTMENT GRADES – 1.6%
Industrial – 1.3%
Basic – 0.1%
Westvaco Corp. 8.20%, 1/15/30	670	745,506

Capital Goods – 0.4%
Masco Corp. 4.80%, 6/15/15	4,795	4,629,021

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	4,628,194

Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16	2,345	2,506,078

Technology – 0.3%
Xerox Capital Trust I 8.00%, 2/01/27	4,410	4,497,345

		17,006,144

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.3%
Banking – 0.3%
RBS Capital Trust III 5.512%, 9/30/14	$562	$330,175
Regions Financial Corp. 6.375%, 5/15/12	975	989,087
Union Planters Corp. 7.75%, 3/01/11	2,817	2,852,306

		4,171,568

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14	524	486,010

		4,657,578

Total Corporates - Non-Investment Grades (cost $21,531,197)		21,663,722

GOVERNMENTS - SOVEREIGN AGENCIES – 1.6%
Germany – 0.2%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	2,695	3,131,013

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,336,840

United Kingdom – 1.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)	10,450	10,525,679
2.625%, 5/11/12(a)	6,000	6,151,116

		16,676,795

Total Governments - Sovereign Agencies (cost $20,547,285)		21,144,648

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $13,261,178)	12,814	13,585,850

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)	1,990	2,129,300

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	$3,390	$3,811,845

Russia – 0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	5,677	6,415,010

Total Quasi-Sovereigns (cost $10,788,857)		12,356,155

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	2,265,994
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,369,055

Total Supranationals (cost $4,993,032)		5,635,049

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
California – 0.3%
State of California 7.625%, 3/01/40 (cost $3,379,590)	3,310	3,782,734

SHORT-TERM INVESTMENTS – 8.5%
Investment Companies – 8.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(g) (cost $115,478,509)	115,478,509	115,478,509

Total Investments – 103.2% (cost $1,333,848,691)		1,396,149,901
Other assets less liabilities – (3.2)%		(42,727,156)

Net Assets – 100.0%		$1,353,422,745

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $115,564,728 or 8.5% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2010.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

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Intermediate Duration Bond Portfolio—Portfolio of Investments

(d)	Variable rate coupon, rate shown as of August 31, 2010.

(e)	Illiquid security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47	5/25/07	$2,169,698	$11,100	0.00%

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $20,542,854.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the fund’s total exposure to subprime investments was 1.01% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligations

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

114	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES – 100.0%
United States – 100.0%
U.S. Treasury Inflation Index 1.375%, 1/15/20 (TIPS)(a)	U.S.	$ 36,937	$38,547,677
1.625%, 1/15/15 (TIPS)(a)		106,260	112,536,194
1.625%, 1/15/18 (TIPS)		54,328	58,147,502
1.875%, 7/15/13-7/15/19 (TIPS)		93,781	99,842,421
1.875%, 7/15/15 (TIPS)(a)		41,413	44,579,907
2.00%, 7/15/14 (TIPS)(a)		72,250	77,550,185
2.00%, 1/15/16-1/15/26 (TIPS)		29,882	32,556,171
2.125%, 1/15/19 (TIPS)(a)		32,945	36,558,159
2.375%, 1/15/17 (TIPS)		60,993	67,992,844
2.375%, 1/15/25 (TIPS)(a)		6,314	7,237,663
3.00%, 7/15/12 (TIPS)(a)		43,000	45,590,360
3.375%, 1/15/12 (TIPS)(a)		44,266	46,368,440

Total Inflation-Linked Securities (cost $625,573,538)			667,507,523

CORPORATES - INVESTMENT GRADES – 17.7%
Industrial – 9.0%
Basic – 1.8%
Alcoa, Inc. 5.375%, 1/15/13		1,580	1,679,485
ArcelorMittal 6.125%, 6/01/18		1,570	1,665,673
Dow Chemical Co. (The) 8.55%, 5/15/19		1,370	1,717,274
Eastman Chemical Co. 5.50%, 11/15/19		1,615	1,789,339
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15		1,525	1,631,750
International Paper Co. 9.375%, 5/15/19		1,315	1,702,629
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	1,215	1,582,452

			11,768,602

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14		1,100	1,571,847
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,860,985

			3,432,832

Communications - Media – 0.5%
RR Donnelley & Sons Co. 4.95%, 4/01/14		1,650	1,706,049

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Time Warner Cable, Inc. 7.50%, 4/01/14	U.S.$	1,435	$1,688,705

			3,394,754

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		1,355	1,366,573
Deutsche Telekom International Finance BV 7.125%, 9/26/12	GBP	1,355	2,280,316
Embarq Corp. 7.082%, 6/01/16	U.S.$	1,510	1,646,196
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,599,091
United States Cellular Corp. 6.70%, 12/15/33	U.S.$	1,715	1,834,052

			8,726,228

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		1,640	1,726,043

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,742,587

Consumer Cyclical - Other – 0.2%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,624,130

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19	U.S.$	1,485	1,781,998

Consumer Non-Cyclical – 1.3%
Altria Group, Inc. 9.25%, 8/06/19		1,365	1,788,869
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,694,136
Delhaize Group SA 5.875%, 2/01/14		1,515	1,710,382
Fortune Brands, Inc. 5.125%, 1/15/11		1,615	1,639,026
Reynolds American, Inc. 7.625%, 6/01/16		1,480	1,736,561

			8,568,974

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	Principal Amount (000)		U.S. $ Value

Energy – 1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	1,500	$1,485,596
Hess Corp. 8.125%, 2/15/19		1,355	1,765,997
Nabors Industries, Inc. 9.25%, 1/15/19		1,330	1,712,484
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,773,220
Noble Holding International Ltd. 4.90%, 8/01/20		124	132,540
Valero Energy Corp. 6.875%, 4/15/12		1,525	1,642,274
Weatherford International Ltd. 5.15%, 3/15/13		1,560	1,670,329
Williams Cos., Inc. (The) 7.875%, 9/01/21		1,410	1,712,372

			11,894,812

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	264,326
Motorola, Inc. 7.50%, 5/15/25		1,540	1,832,196
Xerox Corp. 8.25%, 5/15/14		1,425	1,707,683

			3,804,205

Transportation - Railroads – 0.3%
CSX Corp. 7.375%, 2/01/19		1,445	1,825,775

			60,290,940

Financial Institutions – 6.6%
Banking – 3.0%
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,603,913
Barclays Bank PLC 5.45%, 9/12/12	U.S.$	1,535	1,655,883
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	1,548,634
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,683,347
Citigroup, Inc. 5.50%, 4/11/13		1,565	1,661,614
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,565	1,685,856
Macquarie Group Ltd. 7.625%, 8/13/19(b)		1,470	1,719,008

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Morgan Stanley 5.50%, 7/24/20	U.S.$	1,670	$1,682,480
Santander International Debt SA 5.125%, 4/11/11	EUR	1,200	1,546,974
Standard Chartered Bank 5.875%, 9/26/17(b)		1,150	1,652,924
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	1,610	1,775,435
Wachovia Corp. 5.50%, 5/01/13		1,535	1,685,115

			19,901,183

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		654	694,568

Insurance – 3.5%
Aetna, Inc. 6.75%, 12/15/37		1,550	1,864,788
Allstate Corp. (The) 6.125%, 5/15/37		1,725	1,565,438
CIGNA Corp. 5.125%, 6/15/20		583	630,439
Genworth Financial, Inc. 6.515%, 5/22/18		1,675	1,675,839
Humana, Inc. 7.20%, 6/15/18		1,520	1,741,219
Lincoln National Corp. 8.75%, 7/01/19		1,350	1,723,746
Markel Corp. 7.125%, 9/30/19		543	622,952
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,697,822
Metropolitan Life Global Funding I 5.125%, 4/10/13(b)		1,545	1,682,950
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		1,410	1,712,775
Principal Financial Group, Inc. 7.875%, 5/15/14		1,445	1,709,765
Prudential Financial, Inc. Series D 7.375%, 6/15/19		1,425	1,733,344
Swiss Re Capital I LP 6.854%, 5/25/16(b)		1,815	1,572,933
UnitedHealth Group, Inc. 5.25%, 3/15/11		1,600	1,635,709
XL Capital Ltd. 5.25%, 9/15/14		1,590	1,688,855

			23,258,574

			43,854,325

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	Principal Amount (000)		U.S. $ Value

Utility – 2.1%
Electric – 0.8%
Nisource Finance Corp. 6.15%, 3/01/13	U.S.$	1,530	$1,679,036
Ohio Power Co. Series F 5.50%, 2/15/13		350	380,837
PPL Energy Supply LLC 6.50%, 5/01/18		1,550	1,772,744
Teco Finance, Inc. 4.00%, 3/15/16		1,680	1,757,108

			5,589,725

Natural Gas – 1.3%
DCP Midstream LLC 9.75%, 3/15/19(b)		1,290	1,713,613
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		1,525	1,703,731
EQT Corp. 8.125%, 6/01/19		1,385	1,701,762
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,771,636
Williams Partners LP 3.80%, 2/15/15		1,660	1,736,704

			8,627,446

			14,217,171

Total Corporates - Investment Grades (cost $116,229,011)			118,362,436

GOVERNMENTS - SOVEREIGN AGENCIES – 7.4%
Australia – 0.4%
Suncorp-Metway Ltd. 2.026%, 7/16/12(b)(c)		2,600	2,665,965

Netherlands – 2.0%
NIBC Bank NV 3.125%, 2/17/12	EUR	5,050	6,589,651
SNS Bank NV 2.875%, 1/30/12		5,090	6,612,285

			13,201,936

United Kingdom – 1.4%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	2,308,437
Skipton Building Society 2.00%, 4/05/12		1,485	2,306,620

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

West Bromwich Building Society 2.00%, 4/05/12	GBP	1,490	$2,323,084
Yorkshire Building Society 2.00%, 3/30/12		1,490	2,323,201

			9,261,342

United States – 3.6%
Goldman Sachs Group, Inc. (The) FDIC Insured 3.50%, 12/08/11	EUR	18,510	24,181,926

Total Governments - Sovereign Agencies (cost $49,998,950)			49,311,169

COMMERCIAL MORTGAGE - BACKED SECURITIES – 5.6%
Non-Agency Fixed Rate CMBS – 5.6%
Banc of America Commercial Mortgage, Inc. Series 2007-4, Class A4 5.843%, 2/10/51	U.S.$	3,275	3,492,598
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49		3,445	3,675,922
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,450,643
Series 2007-C9, Class A4 6.01%, 12/10/49		4,250	4,599,964
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,455	3,618,715
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		3,925	4,265,975
Series 2007-C1, Class A4 5.716%, 2/15/51		3,375	3,513,922
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.08%, 6/15/38		3,220	3,525,587
Series 2007-C1, Class A4 5.424%, 2/15/40		3,335	3,500,270
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,455,848

Total Commercial Mortgage-Backed Securities (cost $35,191,832)			37,099,444

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	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES –2.7%
United States – 2.7%
U.S. Treasury Notes 2.50%, 4/30/15(a) (cost $17,229,700)	U.S.$	16,905	$17,873,082

SUPRANATIONALS – 2.0%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	5,675	3,273,776
European Investment Bank 0.596%, 3/05/12(c)	U.S.$	3,500	3,518,407
Inter-American Development Bank 0.737%, 3/16/11(c)		6,610	6,621,296

Total Supranationals (cost $13,299,980)			13,413,479

ASSET - BACKED SECURITIES – 1.0%
Credit Cards - Floating Rate – 0.5%
American Express Credit Account Master Trust Series 2007-8, Class A 0.576%, 5/15/15(c)		3,676	3,682,752

Autos - Fixed Rate – 0.5%
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,258,932

Total Asset - Backed Securities (cost $6,892,737)			6,941,684

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Russia – 0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b) (cost $4,975,122)		4,365	4,932,450

CORPORATES - NON-INVESTMENT GRADES – 0.4%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16		1,485	1,587,005

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Financial Institutions – 0.2%
Finance – 0.2%
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	760	$977,557

Total Corporates - Non-Investment Grades (cost $2,627,911)			2,564,562

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Poland – 0.1%
Republic of Poland 3.875%, 7/16/15 (cost $774,746)	U.S.	$ 777	800,310

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $662,361)		590	703,575

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(d) (cost $4,138,117)		4,138,117	4,138,117

Total Investments – 138.3% (cost $877,594,005)			923,647,831
Other assets less liabilities – (38.3)%			(255,883,916)

Net Assets – 100.0%			$667,763,915

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Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
German Euro Schatz Futures	206	September 2010	$28,566,142	$28,664,990	$98,848

Sold Contracts
Japan Government Bonds 10 Yr Futures	8	September 2010	13,383,106	13,616,474	(233,368)

					$(134,520)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/26/10	8,072	$7,086,375	$7,135,905	$49,530
Brazilian Real settling 9/02/10	5,928	3,371,057	3,375,376	4,319
Brazilian Real settling 9/02/10	5,928	3,375,857	3,375,376	(481)
Canadian Dollar settling 9/22/10	6,897	6,600,846	6,465,555	(135,291)
Euro settling 10/08/10(1)	5,184	6,598,548	6,569,479	(29,069)
Malaysian Ringgit settling 9/27/10	10,754	3,428,114	3,421,151	(6,963)
Norwegian Krone settling 9/02/10	353	54,747	55,903	1,156
Norwegian Krone settling 9/02/10	26,690	4,257,685	4,231,527	(26,158)
Norwegian Krone settling 11/04/10	16,546	2,621,914	2,614,512	(7,402)
South Korean Won settling 9/30/10	16,545,519	13,795,405	13,780,468	(14,937)
Swedish Krona settling 10/20/10	31,907	4,320,795	4,313,350	(7,445)

Sale Contracts:
Brazilian Real settling 9/02/10	5,928	3,375,857	3,375,376	481
Brazilian Real settling 9/02/10	5,928	3,366,845	3,375,376	(8,531)
Brazillian Real settling 10/04/10	5,928	3,348,965	3,354,271	(5,306)
Canadian Dollar settling 9/22/10	6,891	6,638,511	6,459,693	178,818
Euro settling 10/28/10	46,316	58,695,573	58,689,509	6,064
Japanese Yen settling 9/16/10	1,437,797	16,277,926	17,117,045	(839,119)
Norwegian Krone settling 9/02/10	10,496	1,719,837	1,664,123	55,714

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

Bond Inflation Protection Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Pound Sterling settling 9/27/10	7,571	$11,548,085	$11,608,611	$(60,526)
South Korean Won settling 9/30/10	1,410,111	1,181,987	1,174,456	7,531
Swiss Franc settling 10/08/10(1)	6,758	6,598,548	6,658,894	(60,346)
Swiss Franc settling 10/08/10	4,248	4,063,762	4,185,988	(122,226)

(1)	Represents a cross-currency purchase of Euro and a sale of Swiss Franc.

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Bank of America: CDX - NAHYS14V1 - 5 Year Index, 6/20/15*	5.00%	611.62%	$19,880	$(633,779)	$(115,366)	$(749,140)
Bank of America: CDX - NAIGS14V1 - 5 Year Index, 6/20/15*	1.00	114.75	66,270	(311,138)	(413,190)	(724,328)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2010
Bank of America	0.21%	12/31/10	$24,643,818
Bank of America	0.22%	9/13/10	6,994,022
Bank of America	0.24%	9/02/10	40,375,304
Bank of America	0.24%	9/23/10	25,257,597
Bank of America	0.24%	12/31/10	8,873,577
Bank of America	0.36%	12/31/10	25,042,012
Barclays Bank	0.15%	12/31/10	17,583,398
Barclays Bank	0.24%	9/13/10	20,680,276
Barclays Bank	0.24%	12/31/10	6,715,616
Jefferies Group, Inc.	0.25%	9/30/10	39,729,783
Paribas	0.25%	9/30/10	42,358,823

			$258,254,226

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Bond Inflation Protection Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $228,815,850.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $20,356,218 or 3.0% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL	– Brazilian Real
EUR	– Euro
GBP	– Pound Sterling

Glossary:

CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
OJSC	– Open Joint Stock Company
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.5%
Industrial – 54.9%
Basic – 7.4%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	318	$320,385
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		1,050	918,750
Appleton Papers, Inc. 10.50%, 6/15/15(a)		435	403,463
Arch Western Finance LLC 6.75%, 7/01/13		696	699,480
Boise Paper Holdings LLC / Boise Finance Co. 9.00%, 11/01/17		267	281,018
Consol Energy, Inc. 8.25%, 4/01/20(a)		525	557,156
Domtar Corp. 7.125%, 8/15/15		626	666,690
Drummond Co., Inc. 7.375%, 2/15/16		530	530,663
Evraz Group SA 8.25%, 11/10/15(a)		394	406,805
8.875%, 4/24/13(a)		200	208,500
9.50%, 4/24/18(a)		1,220	1,358,775
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	627,725
8.25%, 5/01/16(a)		375	410,625
8.875%, 5/15/31		1,330	1,476,300
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.876%, 11/15/14(b)		525	431,813
8.875%, 2/01/18		486	449,550
9.75%, 11/15/14		525	515,813
Huntsman International LLC 5.50%, 6/30/16		400	376,500
7.875%, 11/15/14		1,330	1,339,975
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		1,725	1,367,062
Kerling PLC 10.625%, 1/28/17(a)	EUR	885	1,141,154
Kronos International, Inc. 6.50%, 4/15/13		825	940,933
LBI Escrow Corp. 8.00%, 11/01/17(a)	U.S.$	490	526,138
Lyondell Chemical Co. 11.00%, 5/01/18		715	776,669

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High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

MacDermid, Inc. 9.50%, 4/15/17(a)	U.S.$	675	$684,281
Momentive Performance Materials, Inc. 10.125%, 12/01/14(c)		1,032	982,956
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		950	945,250
NewMarket Corp. 7.125%, 12/15/16		615	608,850
NewPage Corp. 10.00%, 5/01/12		1,647	547,627
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		761	509,870
Nova Chemicals Corp. 8.625%, 11/01/19		501	516,030
Novelis, Inc. 7.25%, 2/15/15		2,190	2,195,475
Peabody Energy Corp. 5.875%, 4/15/16		900	906,750
7.375%, 11/01/16		545	594,050
Rhodia SA 3.585%, 10/15/13(a)(b)	EUR	980	1,204,648
Solutia, Inc. 7.875%, 3/15/20	U.S.$	268	280,060
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,438	1,553,040
Steel Dynamics, Inc. 7.75%, 4/15/16		2,230	2,296,900
United States Steel Corp. 7.00%, 2/01/18		1,825	1,834,125
7.375%, 4/01/20		370	374,625
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	720,000
Weyerhaeuser Co. 7.375%, 3/15/32		2,485	2,522,471

			36,008,950

Capital Goods – 4.3%
Alion Science and Technology Corp. 10.25%, 2/01/15		620	471,975
AMH Holdings, Inc. 11.25%, 3/01/14		1,135	1,150,606
Berry Plastics Corp. 8.875%, 9/15/14		1,260	1,200,150
Bombardier, Inc. 7.50%, 3/15/18(a)		624	664,560
8.00%, 11/15/14(a)		1,120	1,170,400

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Building Materials Corp. of America 7.00%, 2/15/20(a)	U.S.$	689	$685,555
7.50%, 3/15/20(a)		499	492,763
CNH America LLC 7.25%, 1/15/16		935	965,388
Goodman Global Group, Inc. Zero Coupon, 12/15/14		1,047	664,845
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	834	1,025,180
L-3 Communications Corp. 5.875%, 1/15/15	U.S.$	1,248	1,271,400
Masco Corp. 6.125%, 10/03/16		920	924,496
7.125%, 3/15/20		1,500	1,520,101
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,421,752
Nordenia Holdings GMBH 9.75%, 7/15/17(a)	EUR	517	681,375
Owens-Brockway Glass Container, Inc. 6.75%, 12/01/14	U.S.$	2,530	2,605,900
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,191,800
Pregis Corp. 5.835%, 4/15/13(b)	EUR	500	579,767
RBS Global, Inc./Rexnord LLC 11.75%, 8/01/16	U.S.$	365	390,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.75%, 10/15/16(a)		118	118,885
RSC Equipment Rental Inc/RSC Holdings III LLC 10.25%, 11/15/19		500	520,000
Terex Corp. 8.00%, 11/15/17		786	750,630
United Rentals North America, Inc. 7.75%, 11/15/13		825	827,063

			21,295,141

Communications - Media – 6.8%
Allbritton Communications Co. 8.00%, 5/15/18		1,410	1,388,850
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,868,125
CCH II LLC / CCH II Capital Corp. 13.50%, 11/30/16		1,000	1,185,000

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18(a)	U.S.$	664	$687,240
8.125%, 4/30/20(a)		219	230,498
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	650	799,001
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)	U.S.$	800	842,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		4,809	2,969,557
5.75%, 1/15/13		716	576,380
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		175	183,138
Columbus International, Inc. 11.50%, 11/20/14(a)		1,128	1,240,800
CSC Holdings LLC 6.75%, 4/15/12		73	76,103
7.625%, 7/15/18		535	569,775
7.875%, 2/15/18		640	688,000
Dex One Corp. 12.00%, 1/29/17		338	247,774
DISH DBS Corp. 6.625%, 10/01/14		970	991,825
7.125%, 2/01/16		650	664,625
Intelsat Corp. 9.25%, 6/15/16		1,650	1,749,000
Intelsat Jackson Holdings SA 11.25%, 6/15/16		612	658,665
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,785,375
11.50%, 2/04/17(c)		847	872,079
Lamar Media Corp. 6.625%, 8/15/15		1,440	1,440,000
Liberty Media LLC 5.70%, 5/15/13		545	557,944
LIN Television Corp. 6.50%, 5/15/13		725	715,937
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(d)		630	624,487
Quebecor Media, Inc. 7.75%, 3/15/16		2,455	2,504,100
Rainbow National Services LLC 8.75%, 9/01/12(a)		1,224	1,225,530

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

10.375%, 9/01/14(a)	U.S.$	473	$490,738
Sinclair Television Group, Inc. 9.25%, 11/01/17(a)		160	164,800
Truvo Subsidiary Corp. 8.375%, 12/01/14(e)(f)		982	35,352
Umbrella Acquisition, Inc. 9.75%, 3/15/15(a)(c)		2,004	1,803,176
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,560,000
WMG Holdings Corp. 9.50%, 12/15/14		2,096	1,991,200

			33,387,074

Communications - Telecommunications – 4.3%
Cincinnati Bell, Inc. 8.75%, 3/15/18		1,250	1,193,750
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		750	751,875
Cricket Communications, Inc. 7.75%, 5/15/16		800	826,000
9.375%, 11/01/14		1,335	1,351,687
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,037,500
Digicel Group Ltd. 10.50%, 4/15/18(a)		1,083	1,161,518
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(e)		1,966	152,372
Frontier Communications Corp. 6.25%, 1/15/13		1,351	1,398,285
9.00%, 8/15/31		545	554,538
Level 3 Financing, Inc. 8.75%, 2/15/17		1,685	1,428,037
9.25%, 11/01/14		1,200	1,057,500
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,558	1,635,900
Qwest Communications International, Inc. 7.50%, 2/15/14		350	356,563
Sprint Capital Corp. 6.875%, 11/15/28		1,315	1,098,025
8.75%, 3/15/32		1,180	1,137,225
Sprint Nextel Corp. 6.00%, 12/01/16		1,000	933,750
tw telecom holdings, Inc 8.00%, 3/01/18		1,039	1,080,560

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Windstream Corp. 7.875%, 11/01/17	U.S.$	675	$685,125
8.125%, 9/01/18(a)		1,900	1,933,250
8.625%, 8/01/16		1,070	1,104,775

			20,878,235

Consumer Cyclical - Automotive – 3.9%
Affinia Group, Inc. 9.00%, 11/30/14		495	507,375
Allison Transmission, Inc. 11.00%, 11/01/15(a)		560	602,000
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18(a)		625	639,062
Ford Motor Credit Co. LLC 3.277%, 1/13/12(b)		2,785	2,729,300
7.00%, 10/01/13		4,474	4,671,268
8.00%, 12/15/16		2,665	2,894,017
Goodyear Tire & Rubber Co. (The) 8.625%, 12/01/11		550	574,750
9.00%, 7/01/15		2,007	2,102,332
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(f)		1,436	552,860
Lear Corp. 7.875%, 3/15/18		150	155,250
8.125%, 3/15/20		250	259,375
Navistar International Corp. 8.25%, 11/01/21		1,010	1,057,975
Tenneco, Inc. 8.625%, 11/15/14		1,475	1,511,875
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		829	791,695

			19,049,134

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 11.00%, 2/01/16		520	549,900
Greektown Holdings LLC 10.75%, 12/01/13(e)(g)		525	30,188
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		600	580,500
8.75%, 5/15/20		625	603,125
Regal Entertainment Group 9.125%, 8/15/18		770	789,250

			2,552,963

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 5.6%
Beazer Homes USA, Inc. 12.00%, 10/15/17	U.S.$	425	$478,656
Boyd Gaming Corp. 7.125%, 2/01/16		900	756,000
7.75%, 12/15/12		512	515,200
Broder Brothers Co. 12.00%, 10/15/13(c)(g)		330	273,678
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		540	313,200
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,184,425
Harrah’s Operating Co., Inc. 5.75%, 10/01/17		514	322,535
10.75%, 2/01/16		1,016	789,940
11.25%, 6/01/17		750	802,500
Host Hotels & Resorts LP 6.875%, 11/01/14		385	393,663
Series Q 6.75%, 6/01/16		935	949,025
Isle of Capri Casinos, Inc. 7.00%, 3/01/14		620	534,750
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16		1,355	894,300
10.625%, 10/15/16		500	485,000
KB Home 6.375%, 8/15/11		125	126,563
Lennar Corp. Series B 6.50%, 4/15/16		2,500	2,350,000
Levi Strauss & Co. 8.875%, 4/01/16		742	780,955
Marina District Finance Co., Inc. 9.875%, 8/15/18(a)		95	94,763
MGM Mirage 6.625%, 7/15/15		1,222	966,907
7.625%, 1/15/17		2,060	1,617,100
8.375%, 2/01/11		524	524,000
Mohegan Tribal Gaming Authority 7.125%, 8/15/14		645	370,875
NCL Corp. Ltd. 11.75%, 11/15/16		1,000	1,105,000
Pulte Group, Inc. 5.25%, 1/15/14		590	579,675
Quiksilver, Inc. 6.875%, 4/15/15		650	601,250

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Royal Caribbean Cruises Ltd. 7.00%, 6/15/13	U.S.$	2,385	$2,435,681
8.75%, 2/02/11		346	352,920
Standard Pacific Corp. 10.75%, 9/15/16		555	584,137
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,178,575
7.875%, 5/01/12		539	575,383
Station Casinos, Inc. 6.625%, 3/15/18(e)		3,610	9,025
William Lyon Homes, Inc. 10.75%, 4/01/13		847	723,126
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20(a)		2,650	2,676,500

			27,345,307

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15		415	269,750

Consumer Cyclical - Retailers – 3.5%
Asbury Automotive Group, Inc. 7.625%, 3/15/17		77	73,535
AutoNation, Inc. 6.75%, 4/15/18		120	120,450
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		1,195	1,111,350
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		700	724,500
Couche-Tard US LP/Couche-Tard Finance Corp. 7.50%, 12/15/13		1,006	1,022,347
Dollar General Corp. 10.625%, 7/15/15		425	466,438
GameStop Corp./GameStop, Inc. 8.00%, 10/01/12		790	806,787
JC Penney Corp., Inc. 7.40%, 4/01/37		525	533,531
Limited Brands, Inc. 5.25%, 11/01/14		1,028	1,035,710
6.90%, 7/15/17		1,645	1,702,575
Ltd. Brands, Inc. 7.00%, 5/01/20		500	522,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	U.S.$	960	$986,400
5.90%, 12/01/16		1,495	1,539,850
Michaels Stores, Inc. 10.00%, 11/01/14		345	359,663
11.375%, 11/01/16		565	605,962
MU Finance PLC 8.375%, 2/01/17(a)		750	723,750
Neiman Marcus Group, Inc. (The) 9.00%, 10/15/15(c)		619	626,850
Rite Aid Corp. 6.875%, 8/15/13		1,080	966,600
8.00%, 8/15/20(a)		1,000	993,750
9.50%, 6/15/17		445	352,663
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)		805	813,050
Toys R US, Inc. 7.375%, 10/15/18		900	857,250

			16,945,511

Consumer Non-Cyclical – 6.1%
ACCO Brands Corp. 7.625%, 8/15/15		1,000	955,000
10.625%, 3/15/15		760	836,000
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,763,437
Bausch & Lomb, Inc. 9.875%, 11/01/15		390	404,625
Biomet, Inc. 11.625%, 10/15/17		520	572,000
BioScrip, Inc. 10.25%, 10/01/15		500	505,625
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	525	815,231
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	1,320	1,318,686
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		891	924,412
DaVita, Inc. 6.625%, 3/15/13		739	742,695
7.25%, 3/15/15		719	743,266
Dean Foods Co. 7.00%, 6/01/16		921	863,438
Del Monte Corp. 6.75%, 2/15/15		395	406,356
DJO Finance LLC / DJO Finance Corp. 10.875%, 11/15/14		520	557,050

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dole Food Co., Inc. 8.00%, 10/01/16(a)	U.S.$	500	$515,625
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16(a)		500	482,500
Gentiva Health Services, Inc. 11.50%, 9/01/18(a)		425	439,875
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		670	703,500
HCA, Inc. 6.375%, 1/15/15		3,348	3,272,670
6.50%, 2/15/16		1,520	1,472,500
6.75%, 7/15/13		650	656,500
9.625%, 11/15/16(c)		2,803	3,009,721
Healthsouth Corp. 10.75%, 6/15/16		480	523,200
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		424	432,480
Jarden Corp. 7.50%, 1/15/20		780	792,675
Mylan, Inc. 7.625%, 7/15/17(a)		125	129,063
7.875%, 7/15/20(a)		750	781,875
New Albertsons, Inc. 7.45%, 8/01/29		1,220	988,200
Select Medical Corp. 7.625%, 2/01/15		1,015	956,637
Stater Brothers Holdings 8.125%, 6/15/12		594	595,485
Sun Healthcare Group, Inc. 9.125%, 4/15/15		750	782,813
Universal Hospital Services, Inc. 4.134%, 6/01/15(b)		895	762,988
Visant Corp. 7.625%, 10/01/12		883	881,896

			29,588,024

Energy – 5.8%
Antero Resources Finance Corp. 9.375%, 12/01/17		495	511,087
ATP Oil & Gas Corp. 11.875%, 5/01/15(a)		635	512,762
Chaparral Energy, Inc. 8.875%, 2/01/17		900	864,000
Chesapeake Energy Corp. 6.50%, 8/15/17		2,350	2,385,250
6.625%, 8/15/20		500	501,875

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Cie Generale de Geophysique-Veritas 7.50%, 5/15/15	U.S.$	1,285	$1,272,150
7.75%, 5/15/17		195	193,538
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		891	953,370
Complete Production Services, Inc. 8.00%, 12/15/16		1,325	1,341,562
Denbury Resources, Inc. 8.25%, 2/15/20		95	101,413
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		1,010	1,007,475
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		114	106,590
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,917,394
Hercules Offshore, Inc. 10.50%, 10/15/17(a)		604	549,640
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		1,425	1,442,812
Mariner Energy, Inc. 11.75%, 6/30/16		361	456,665
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,187,494
Offshore Group Investments Ltd. 11.50%, 8/01/15(a)		1,100	1,097,250
OPTI Canada, Inc. 8.25%, 12/15/14		1,588	1,238,640
Parker Drilling Co. 9.125%, 4/01/18(a)		520	520,000
Petrohawk Energy Corp. 7.25%, 8/15/18(a)		800	794,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,023,907
Plains Exploration & Production Co. 7.75%, 6/15/15		2,015	2,045,225
Pride International, Inc. 7.375%, 7/15/14		634	649,584
Range Resources Corp. 7.50%, 5/15/16		940	977,600
SandRidge Energy, Inc. 8.75%, 1/15/20(a)		525	498,750
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,155,687
Tesoro Corp. 6.25%, 11/01/12		680	697,000
6.50%, 6/01/17		2,260	2,175,250

			28,177,970

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 0.4%
Mueller Water Products, Inc. 8.75%, 9/01/20(a)	U.S.$	322	$322,805
Neenah Foundry Co. 15.00%, 7/29/15(f)		300	280,499
Sensus USA, Inc. 8.625%, 12/15/13		655	655,000
Yioula Glassworks SA 9.00%, 12/01/15(g)	EUR	900	741,342

			1,999,646

Services – 1.5%
Realogy Corp. 10.50%, 4/15/14	U.S.$	895	729,425
12.375%, 4/15/15		1,605	1,187,700
Service Corp. International/US 6.75%, 4/01/16		2,000	2,050,000
ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)		835	874,662
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		940	1,001,100
Travelport LLC 9.875%, 9/01/14		635	649,288
West Corp. 9.50%, 10/15/14		750	765,000

			7,257,175

Technology – 3.0%
Advanced Micro Devices, Inc. 7.75%, 8/01/20(a)		121	119,790
8.125%, 12/15/17		202	206,545
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		1,260	850,500
Amkor Technology, Inc. 9.25%, 6/01/16		860	909,450
Ceridian Corp. 11.25%, 11/15/15		450	416,813
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	666,400
First Data Corp. 9.875%, 9/24/15		831	631,560
11.25%, 3/31/16		1,100	723,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14		1,380	1,279,950
10.125%, 12/15/16		1,200	984,000
Interactive Data Corp. 10.25%, 8/01/18(a)		500	515,625

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Iron Mountain, Inc. 6.625%, 1/01/16	U.S.$	1,360	$1,360,000
7.75%, 1/15/15		241	243,410
NXP BV/NXP Funding LLC 3.276%, 10/15/13(b)		1,000	935,000
9.50%, 10/15/15		920	894,700
Sanmina-SCI Corp. 8.125%, 3/01/16		500	503,750
Seagate Technology HDD Holdings 6.375%, 10/01/11		1,753	1,801,207
Serena Software, Inc. 10.375%, 3/15/16		875	868,437
SunGard Data Systems, Inc. 9.125%, 8/15/13		1,012	1,033,505

			14,943,892

Transportation - Airlines – 0.8%
AMR Corp. 9.00%, 8/01/12		1,570	1,532,712
Continental Airlines, Inc. 8.75%, 12/01/11		1,330	1,366,575
Series 2003-ERJ1 7.875%, 7/02/18		458	435,374
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		391	419,348

			3,754,009

Transportation - Railroads – 0.3%
Kansas City Southern Railway 13.00%, 12/15/13		311	375,533
Trinity Industries, Inc. 6.50%, 3/15/14		1,300	1,329,250

			1,704,783

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,660	1,606,050
Hertz Corp. (The) 8.875%, 1/01/14		1,145	1,176,488

			2,782,538

			267,940,102

Financial Institutions – 9.8%
Banking – 2.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	844,496
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	1,325	1,033,500

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

HT1 Funding GMBH 6.352%, 6/30/17	EUR	825	$690,007
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,750	1,531,250
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)		2,715	1,981,950
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	1,000	1,298,932
Swedbank AB 5.75%, 3/17/16	GBP	1,350	1,739,160
UT2 Funding PLC 5.321%, 6/30/16	EUR	634	646,767
Zions Bancorporation 5.50%, 11/16/15	U.S.$	665	631,444
6.00%, 9/15/15		220	211,593

			10,609,099

Brokerage – 0.6%
E*Trade Financial Corp. 7.375%, 9/15/13		995	945,250
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(e)		5,500	1,189,375
Nuveen Investments, Inc. 10.50%, 11/15/15		900	855,000

			2,989,625

Finance – 4.6%
Ally Financial, Inc. 6.75%, 12/01/14		760	751,162
6.875%, 9/15/11		2,435	2,477,612
8.00%, 11/01/31		1,332	1,312,020
Series 8 6.75%, 12/01/14		1,657	1,644,573
American General Finance Corp. 6.90%, 12/15/17		1,930	1,495,750
Capmark Financial Group, Inc. 5.875%, 5/10/12(e)		3,666	1,255,744
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		6,302	6,000,459
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,657,119
iStar Financial, Inc. 10.00%, 6/15/14		350	346,500
Series B 5.125%, 4/01/11		1,725	1,617,188
Residential Capital LLC 9.625%, 5/15/15		2,945	2,915,550
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	800	1,029,007

			22,502,684

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Insurance – 2.1%
AGFC Capital Trust I 6.00%, 1/15/67(a)	U.S.$	2,245	$1,010,250
American International Group, Inc. 6.25%, 3/15/87		2,711	1,965,475
8.175%, 5/15/68		1,575	1,350,563
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	1,011,500
ING Capital Funding TR III 8.439%, 12/31/10		1,294	1,229,300
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		995	875,600
MBIA Insurance Corp. 14.00%, 1/15/33(a)		2,385	1,073,250
XL Capital Ltd. Series E 6.50%, 4/15/17		2,100	1,582,980

			10,098,918

Other Finance – 0.3%
Aiful Corp. 6.00%, 12/12/11(a)		1,341	1,173,375
iPayment, Inc. 9.75%, 5/15/14		675	610,031

			1,783,406

			47,983,732

Utility – 6.5%
Electric – 5.0%
AES Corp. (The) 7.75%, 3/01/14		1,430	1,496,137
8.00%, 10/15/17		1,240	1,305,100
8.75%, 5/15/13(a)		59	59,959
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,244,375
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,019,224
Dynegy Holdings, Inc. 7.75%, 6/01/19		2,360	1,522,200
8.375%, 5/01/16		980	732,550
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10		44	43,488
Series B 7.67%, 11/08/16		1,222	1,112,020
Edison Mission Energy 7.00%, 5/15/17		3,840	2,620,800

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	Principal Amount (000)		U.S. $ Value

7.50%, 6/15/13	U.S.$	360	$328,050
7.75%, 6/15/16		295	217,194
Energy Future Holdings Corp. 10.875%, 11/01/17		304	180,880
Series P 5.55%, 11/15/14		957	480,893
Series Q 6.50%, 11/15/24		3,106	1,211,340
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	761,098
Mirant Americas Generation LLC 8.50%, 10/01/21		2,325	2,098,312
NRG Energy, Inc. 7.25%, 2/01/14		420	428,400
7.375%, 2/01/16-1/15/17		2,955	2,977,162
8.25%, 9/01/20(a)		975	981,094
RRI Energy, Inc. 7.625%, 6/15/14		765	751,612
7.875%, 6/15/17		840	774,900
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		1,401	893,137

			24,239,925

Natural Gas – 1.5%
El Paso Corp. Series G 7.375%, 12/15/12		745	790,331
7.75%, 1/15/32		855	860,666
El Paso Pipeline Partners Operating Co. LLC 6.50%, 4/01/20		1,050	1,120,944
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,668,600
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,778,238
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, 12/15/13		1,089	1,138,005

			7,356,784

			31,596,709

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	Principal Amount (000)		U.S. $ Value

Credit Default Index Holdings – 4.3%
DJ CDX.NA.HY-100 – 4.3%
CDX North America High Yield Series 5-T2 7.25%, 12/29/10(a)	U.S.$	3,881	$3,968,299
Series 8-T1 7.625%, 6/29/12(a)		15,660	16,717,050

			20,685,349

Total Corporates - Non-Investment Grades (cost $350,203,311)			368,205,892

CORPORATES - INVESTMENT GRADES – 11.3%
Industrial – 5.2%
Basic – 0.7%
ArcelorMittal USA, Inc. 6.50%, 4/15/14		581	639,707
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		485	538,350
Mosaic Co. (The) 7.625%, 12/01/16(a)		1,375	1,496,279
Teck Resources Ltd. 9.75%, 5/15/14		680	842,496

			3,516,832

Capital Goods – 0.5%
Owens Corning 6.50%, 12/01/16		710	760,424
7.00%, 12/01/36		1,055	1,076,598
Tyco International Finance SA 8.50%, 1/15/19		375	500,952

			2,337,974

Communications - Media – 0.2%
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 6.375%, 6/15/15		811	839,385

Communications - Telecommunications – 0.8%
Alltel Corp. 7.875%, 7/01/32		450	603,427
American Tower Corp. 7.00%, 10/15/17		310	358,438

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	Principal Amount (000)		U.S. $ Value

Qwest Corp. 6.50%, 6/01/17	U.S.$	770	$826,787
6.875%, 9/15/33		2,240	2,200,800

			3,989,452

Consumer Cyclical - Automotive – 0.3%
Volvo Treasury AB 5.95%, 4/01/15(a)		1,250	1,353,116

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,443	1,458,478

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.302%, 6/01/62		575	527,563

Consumer Non-Cyclical – 0.3%
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13		745	826,937
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	867,330

			1,694,267

Energy – 1.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,435	1,421,220
BP Capital Markets PLC 4.75%, 3/10/19		279	273,719
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	884,267
TNK-BP Finance SA 7.25%, 2/02/20(a)		204	223,380
7.50%, 7/18/16(a)		520	577,200
Transocean, Inc. 6.80%, 3/15/38		844	807,163
Williams Cos., Inc. (The) 7.875%, 9/01/21		470	570,790

			4,757,739

Other Industrial – 0.3%
Noble Group Ltd. 6.625%, 3/17/15(a)		1,400	1,443,750

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16		1,070	1,168,975

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	Principal Amount (000)		U.S. $ Value

Technology – 0.5%
Motorola, Inc. 7.50%, 5/15/25	U.S.$	1,470	$1,748,915
Xerox Corp. 6.40%, 3/15/16		535	617,047

			2,365,962

			25,453,493

Financial Institutions – 5.0%
Banking – 3.0%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	999,016
American Express Co. 6.80%, 9/01/66	U.S.$	900	877,500
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,400	910,000
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	439,698
5.926%, 12/15/16(a)	U.S.$	1,300	1,137,500
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		435	467,718
Capital One Financial Corp. 6.75%, 9/15/17		663	786,248
Citigroup, Inc. 5.50%, 4/11/13		400	424,694
Countrywide Financial Corp. 5.80%, 6/07/12		515	547,739
6.25%, 5/15/16		1,221	1,309,127
Countrywide Home Loans, Inc.
Series L 4.00%, 3/22/11		56	57,022
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		1,565	1,629,204
National Capital Trust II 5.486%, 3/23/15(a)		647	597,816
Unicredito Italiano Capital Trust III 4.028%, 10/27/15	EUR	1,300	1,227,365
Wachovia Bank NA 6.75%, 5/25/17	AUD	2,050	1,669,682
Zions Bancorporation 7.75%, 9/23/14	U.S.$	1,480	1,554,542

			14,634,871

Finance – 0.2%
SLM Corp.
5.125%, 8/27/12		255	250,209
8.00%, 3/25/20		525	459,375
Series A 5.00%, 10/01/13		400	377,000

			1,086,584

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	Principal Amount (000)		U.S. $ Value

Insurance – 1.4%
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66	U.S.$	952	$647,360
Coventry Health Care, Inc. 5.875%, 1/15/12		683	710,446
5.95%, 3/15/17		60	60,043
6.125%, 1/15/15		30	31,200
6.30%, 8/15/14		185	197,287
Crum & Forster Holdings Corp. 7.75%, 5/01/17		760	785,650
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	471,974
Metlife Capital Trust IV 7.875%, 12/15/67(a)		750	761,250
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,305,839
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	769,807
XL Capital Finance Europe PLC 6.50%, 1/15/12	U.S.$	1,000	1,046,779

			6,787,635

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20(a)		842	829,370
ProLogis 6.875%, 3/15/20		1,250	1,220,019

			2,049,389

			24,558,479

Utility – 0.9%
Electric – 0.8%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)		380	410,385
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		596	685,464
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	546,181
6.80%, 9/01/18		640	777,259
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	507,642
Teco Finance, Inc. 6.572%, 11/01/17		500	586,869
7.00%, 5/01/12		332	359,347

			3,873,147

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High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Natural Gas – 0.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	U.S.$	570	$633,402

			4,506,549

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)		640	710,824

Total Corporates - Investment Grades (cost $48,074,060)			55,229,345

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Non-Agency Fixed Rate CMBS – 2.4%
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	888,451
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.019%, 6/15/38		2,375	2,584,597
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		1,100	1,145,278
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,962,932
Series 2007-LD11, Class A4 6.006%, 6/15/49		2,000	2,047,976
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,988,053
Morgan Stanley Capital I 5.073%, 8/13/42		1,125	995,028

			11,612,315

Non-Agency Floating Rate CMBS – 0.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.396%, 7/15/44		1,170	996,792

Total Commercial Mortgage-Backed Securities (cost $11,348,351)			12,609,107

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	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.9%
Industrial – 1.9%
Basic – 0.3%
Vedanta Resources PLC 8.75%, 1/15/14(a)	U.S.$	1,400	$1,459,500

Communications - Telecommunications – 0.3%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications 8.375%, 4/30/13(a)		1,560	1,649,700

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 10.25%, 5/15/18(a)		460	492,200

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Proprietary Ltd. 6.219%, 6/15/15(a)(b)	EUR	1,200	1,026,473

Consumer Non-Cyclical – 0.7%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	1,025,000
Foodcorp Ltd. 8.875%, 6/15/12(a)	EUR	1,128	1,452,687
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	1,000	1,028,750

			3,506,437

Other Industrial – 0.3%
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	689	637,091
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)	U.S.$	450	558,857

			1,195,948

Total Emerging Markets - Corporate Bonds (cost $8,791,084)			9,330,258

BANK LOANS – 1.5%
Industrial – 1.2%
Capital Goods – 0.3%
Hawker Beechcraft Acquisition Company LLC 10.50%, 3/26/14(b)		1,241	1,227,697

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High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 0.3%
Las Vegas Sands 3.01%, 11/23/16(b)	U.S.$	1,595	$1,445,285

Energy – 0.4%
Ashmore Energy International 3.53%, 3/30/12(b)		250	230,920
3.53%, 3/30/14(b)		2,072	1,916,857

			2,147,777

Services – 0.2%
Koosharem LLC 10.25%, 6/30/14(b)		1,403	1,080,193

			5,900,952

Financial Institutions – 0.3%
Finance – 0.3%
AGFS Funding Company 7.25%, 4/21/15(b)		875	862,348
CIT Group, Inc. 6.25%, 8/11/15(b)		821	818,250

			1,680,598

Total Bank Loans (cost $7,232,696)			7,581,550

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		400	436,000
9.125%, 7/02/18(a)		950	1,140,000

			1,576,000

Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		1,455	1,509,562

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	900,000

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17		2,250	1,288,125

Total Quasi-Sovereigns (cost $4,125,830)			5,273,687

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	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 1.0%
Home Equity Loans - Fixed Rate – 0.6%
Countrywide Asset-Backed Certificates 5.054%, 10/25/35	U.S.$	737	$516,985
Series 2006-15, Class A3 5.689%, 10/25/46		1,525	1,104,701
Lehman XS Trust 5.72%, 5/25/37		1,580	967,302

			2,588,988

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 4.949%, 2/25/37(b)		1,750	1,082,830
GSAA Home Equity Trust Series 2006-6, Class AF5 6.105%, 3/25/36(b)		1,630	985,737

			2,068,567

Total Asset-Backed Securities (cost $4,553,627)			4,657,555

GOVERNMENTS - TREASURIES – 0.9%
Brazil – 0.5%
Brazilian Government International Bond 12.50%, 1/05/16	BRL	3,700	2,408,029

Greece – 0.4%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	3,300	2,184,889

Total Governments - Treasuries (cost $4,470,185)			4,592,918

EMERGING MARKETS - SOVEREIGNS – 0.7%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15	U.S.$	2,100	1,763,650

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Ukraine – 0.3%
Ukraine Government International Bond 6.75%, 11/14/17(a)	U.S.$	930	$924,048
6.875%, 3/04/11(a)		700	701,750

			1,625,798

Total Emerging Markets - Sovereigns (cost $2,564,140)			3,389,448

CMOS – 0.7%
Non-Agency Floating Rate – 0.4%
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.886%, 8/25/47(b)		1,466	887,636
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.13%, 4/25/47(b)		2,131	1,151,839

			2,039,475

Non-Agency ARMs – 0.3%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 5.325%, 11/25/37		1,716	1,161,079

Total CMOs (cost $3,078,965)			3,200,554

	Shares
PREFERRED STOCKS – 0.6%
Financial Institutions – 0.6%
Finance – 0.4%
Ally Financial, Inc. 7.00%(a)		1,687	1,393,515
Citigroup Capital XII 8.50%		29,000	761,250

			2,154,765

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	725,400

			2,880,165

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	12,053

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	Shares		U.S. $ Value

Federal National Mortgage Association 8.25%		54,625	$18,846

			30,899

Total Preferred Stocks (cost $4,245,973)			2,911,064

COMMON STOCKS – 0.5%
Broder Brothers Co.		28,873	0
Charter Communications, Inc.(h)		11,716	401,273
CIT Group, Inc.(h)		32,389	1,188,028
Greektown Superholdings, Inc.(g)(i)		397	38
Neenah Enterprises, Inc.(f)(i)		58,199	174,597
Smurfit-Stone Container(h)		40,641	697,806
Total Common Stocks (cost $3,552,707)			2,461,742

	Principal Amount (000)
EMERGING MARKETS - TREASURIES – 0.4%
Turkey – 0.4%
Turkey Government Bond 11.00%, 8/06/14 (cost $1,662,073)	TRY	2,450	1,731,148

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Kazakhstan – 0.2%
Kazatomprom 6.25%, 5/20/15(a) (cost $866,235)	U.S.$	875	929,688

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
California ST 7.95%, 3/01/36 (cost $703,057)		700	753,410

	Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(h) (cost $46,050)		23,024	161,168

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

High-Yield Portfolio—Portfolio of Investments

	Notional Amount	U.S. $ Value

OPTION PURCHASED - CALL – 0.0%
IRS USD RTR Expiration: May `11, Exercise Price: $2.2(h) (cost $40,500)	15,000,000	$83,509

Total Investments – 99.0% (cost $455,558,844)		483,102,043
Other assets less liabilities – 1.0%		4,648,677

Net Assets – 100.0%		$487,750,720

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro settling 10/28/10	16,500	$20,905,583	$20,908,125	$ (2,542)
Pound Sterling settling 9/27/10	1,028	1,566,184	1,576,046	(9,862)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Goldman Sachs Bank: Hellenic Republic 5.90%, 10/22/22, 6/20/15*	(0.00)%	9.2524%	$4,250	$114,553	$—	$114,553
Morgan Stanley Capital Services Inc.: XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	1.3319	1,260	(84,019)	(65,488)	(149,507)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $117,222,624 or 24.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(c)	Pay-In-Kind Payments (PIK).

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

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(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	8/31/07	$571,271	$273,678	0.05%
Greektown Holdings LLC 10.75%, 12/01/13	7/19/10	34,702	30,188	0.01%
Greektown Superholdings, Inc.	7/19/10	38	38	0.00%
Yioula Glassworks SA 9.00%, 12/01/15	6/09/09	549,976	741,342	0.15%

(h)	Non-income producing security.

(i)	Fair valued.

Currency Abbreviations

AUD	– Australian Dollar
BRL	– Brazilian Real
EUR	– Euro
GBP	– Pound Sterling
TRY	– Turkish Lira

Glossary:

ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

High-Yield Portfolio—Portfolio of Investments

VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 26.8%
Equity:Other – 4.2%
Diversified/Specialty – 3.5%
Affine	1,000	$21,401
Alexandria Real Estate Equities, Inc.	1,860	129,028
Allgreen Properties Ltd.	41,800	31,579
American Campus Communities, Inc.	2,120	63,155
Artis Real Estate Investment Trust	2,000	22,957
Azrieli Group(a)	1,400	31,586
Babis Vovos International Construction SA(a)	580	2,413
BioMed Realty Trust, Inc.	4,750	81,178
British Land Co. PLC	40,018	278,820
CA Immobilien Anlagen AG(a)	3,640	42,893
Canadian Real Estate Investment Trust	2,700	78,922
CapitaLand Ltd.	136,500	394,868
CapLease, Inc.	4,800	24,672
CB Richard Ellis Group, Inc. – Class A(a)	900	14,778
City Developments Ltd.	29,600	239,431
Cofinimmo	570	68,196
Corrections Corp. of America(a)	4,720	105,303
Country Garden Holdings Co.	161,800	48,830
Cousins Properties, Inc.	3,465	22,765
Daejan Holdings PLC	200	7,718
Dexus Property Group	197,780	146,664
DIC Asset AG	1,600	12,617
Digital Realty Trust, Inc.	3,560	211,001
DuPont Fabros Technology, Inc.	2,490	61,528
Entertainment Properties Trust	1,910	82,302
Eurobank Properties Real Estate Investment Co.	420	3,142
F&C Commercial Property Trust Ltd.	6,000	8,259
FKP Property Group	39,940	27,293
Fonciere Des Regions	1,470	136,469
Forest City Enterprises, Inc. – Class A(a)	5,660	63,788
Franklin Street Properties Corp.	3,320	38,944
Gecina SA	810	80,645
GPT Group	80,630	215,195
H&R Real Estate Investment Trust	6,000	107,751
Hang Lung Properties Ltd.	89,500	401,961
Heiwa Real Estate Co., Ltd.	6,660	15,914
Helical Bar PLC	4,470	19,428
Henderson Land Development Co., Ltd.	46,300	282,847
Hopson Development Holdings Ltd.	26,400	31,343
Hysan Development Co., Ltd.	32,500	104,464
ICADE	1,051	99,571
ING UK Real Estate Income Trust Ltd.	7,260	4,946
Inmobiliaria Colonial SA(a)	140,500	16,856

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Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Investors Real Estate Trust	2,610	$21,402
Invista Foundation Property	15,600	9,211
IRP Property Investments Ltd.	8,810	11,485
ISIS Property Ltd.	8,480	12,258
Kenedix Realty Investment Corp. – Class A	9	31,503
Keppel Land Ltd.	29,500	84,742
Kerry Properties Ltd.	32,000	161,444
Kiwi Income Property Trust	26,000	17,341
Klovern AB	5,190	18,635
Kungsleden AB	5,000	32,570
Land Securities Group PLC	34,052	317,905
Lexington Realty Trust	5,580	37,219
Minerva PLC(a)	3,670	5,080
Mitsubishi Estate Co., Ltd.	45,440	683,469
Mitsui Fudosan Co., Ltd.	39,040	633,514
Morguard Real Estate Investment Trust	1,600	20,376
Mucklow < A & J > Group PLC	2,100	8,647
New World China Land Ltd.	73,800	24,395
New World Development Ltd.	127,800	206,128
Nieuwe Steen Investments Funds NV	1,300	23,641
Nomura Real Estate Holdings, Inc.	3,680	48,677
Premier Investment Corp.	4	17,333
Quintain Estates & Development PLC(a)	11,770	6,769
Shui On Land Ltd.	104,200	46,451
Singapore Land Ltd.	7,000	35,009
Sino Land Co., Ltd.	108,600	191,175
Soho China Ltd.	86,100	55,478
ST Modwen Properties PLC	6,210	16,512
Standard Life Investment Property Income Trust PLC	13,300	13,207
Sumitomo Realty & Development Co., Ltd.	20,990	400,570
Sun Hung Kai Properties Ltd.	83,500	1,177,545
Suntec Real Estate Investment Trust	75,000	78,698
TAG Immobilien AG(a)	2,220	13,363
Tokyu Land Corp.	16,870	66,675
Tokyu REIT, Inc.	7	38,082
Top REIT, Inc.	6	32,194
UK Commercial Property Trust Ltd.	14,800	17,625
Unibail-Rodamco SE	3,932	738,436
Unite Group PLC(a)	6,580	18,831
United Urban Investment Corp.	8	51,692
Vornado Realty Trust	8,070	654,154
Washington Real Estate Investment Trust	2,490	76,294
Wereldhave Belgium NV	150	11,688
Wereldhave NV	870	71,671
Wharf Holdings Ltd.	60,500	327,620
Wihlborgs Fastigheter AB	1,560	33,578

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Winthrop Realty Trust	1,900	$26,030

		10,509,743

Health Care – 0.6%
Chartwell Seniors Housing Real Estate Investment Trust	4,900	38,967
Cogdell Spencer, Inc.	2,420	14,956
Extendicare Real Estate Investment Trust	2,800	26,179
HCP, Inc.	13,260	467,017
Health Care REIT, Inc.	5,520	253,589
Healthcare Realty Trust, Inc.	2,550	59,695
LTC Properties, Inc.	800	19,744
Medical Properties Trust, Inc.	4,180	41,131
National Health Investors, Inc.	1,200	50,304
National Healthcare Corp.	420	14,578
Nationwide Health Properties, Inc.	5,000	192,350
Omega Healthcare Investors, Inc.	3,890	83,440
Primary Health Properties PLC	1,340	6,443
Senior Housing Properties Trust	5,230	122,905
Universal Health Realty Income Trust	460	14,633
Ventas, Inc.	7,000	353,570

		1,759,501

Triple Net – 0.1%
Agree Realty Corp.	400	9,500
Getty Realty Corp.	900	22,347
National Retail Properties, Inc.	3,470	84,529
Realty Income Corp.	4,320	140,789

		257,165

		12,526,409

Financials – 3.0%
Capital Markets – 0.4%
Ameriprise Financial, Inc.	900	39,222
Bank of New York Mellon Corp. (The)	4,200	101,934
Charles Schwab Corp. (The)	3,350	42,746
Credit Suisse Group AG	2,120	92,715
Daiwa Securities Group, Inc.	3,000	12,181
Deutsche Bank AG	1,111	69,086
E*Trade Financial Corp.(a)	670	8,315
Federated Investors, Inc. – Class B	300	6,255
Franklin Resources, Inc.	600	57,906
Goldman Sachs Group, Inc. (The)	1,800	246,492
Invesco Ltd.	1,600	28,960
Janus Capital Group, Inc.	600	5,448
Julius Baer Group Ltd.	788	27,676
Legg Mason, Inc.	500	12,665
Macquarie Group Ltd.	627	21,054
Man Group PLC	7,387	23,471

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Mizuho Securities Co., Ltd.	3,000	$6,720
Morgan Stanley	4,900	120,981
Nomura Holdings, Inc.	7,000	39,649
Northern Trust Corp.	850	39,219
SBI Holdings, Inc.	45	5,574
State Street Corp.	1,750	61,390
T Rowe Price Group, Inc.	900	39,402
UBS AG(a)	6,701	112,429

		1,221,490

Commercial Banks – 1.2%
Australia & New Zealand Banking Group Ltd.	4,718	95,279
Banca Monte dei Paschi di Siena SpA(a)	20,753	24,696
Banco Bilbao Vizcaya Argentaria SA	6,706	80,776
Banco de Sabadell SA	3,491	16,846
Banco Espirito Santo SA	1,729	7,446
Banco Popular Espanol SA	2,801	16,571
Banco Santander SA	15,498	180,463
Bank of Cyprus Public Co., Ltd.	5,748	30,340
Bank of East Asia Ltd.	3,600	13,591
Bank of Kyoto Ltd. (The)	1,000	7,960
Bank of Yokohama Ltd. (The)	2,000	8,670
Bankinter SA	1,056	6,826
Barclays PLC	21,491	98,666
BB&T Corp.	2,400	53,088
BNP Paribas	1,784	110,521
BOC Hong Kong Holdings Ltd.	7,000	18,486
Chiba Bank Ltd. (The)	1,000	5,630
Chugoku Bank Ltd. (The)	1,000	11,781
Chuo Mitsui Trust Holdings, Inc.	2,000	7,083
Comerica, Inc.	600	20,646
Commerzbank AG(a)	3,179	24,934
Commonwealth Bank of Australia	2,890	129,890
Credit Agricole SA	1,849	23,097
Danske Bank A/S(a)	1,107	24,451
DBS Group Holdings Ltd.	3,000	30,815
DnB NOR ASA	2,255	24,761
EFG Eurobank Ergasias SA(a)	1,039	6,707
Erste Group Bank AG	207	7,466
Fifth Third Bancorp	2,750	30,388
First Horizon National Corp.(a)	759	7,651
Fukuoka Financial Group, Inc.	2,000	7,989
Governor & Co. of the Bank of Ireland (The)(a)	6,526	6,153
Hachijuni Bank Ltd. (The)	2,000	10,835
Hang Seng Bank Ltd.	1,400	19,264
Hiroshima Bank Ltd. (The)	2,000	7,992
Hokuhoku Financial Group, Inc.	4,000	6,991

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

HSBC Holdings PLC	34,387	$336,809
Huntington Bancshares, Inc.	2,450	12,961
Intesa Sanpaolo SpA	14,506	40,420
Iyo Bank Ltd. (The)	1,000	8,467
Joyo Bank Ltd. (The)	2,000	8,147
KBC Groep NV(a)	589	24,315
KeyCorp	3,000	22,110
Lloyds Banking Group PLC(a)	71,823	75,600
M&T Bank Corp.	300	25,692
Marshall & Ilsley Corp.	1,800	11,790
Mitsubishi UFJ Financial Group, Inc.	24,600	116,641
Mizuho Financial Group, Inc.	38,803	59,513
Mizuho Trust & Banking Co., Ltd.(a)	9,000	7,274
National Australia Bank Ltd.	3,947	81,846
National Bank of Greece SA(a)	1,700	21,107
Nordea Bank AB	6,083	54,245
Oversea-Chinese Banking Corp. Ltd.	5,000	32,064
PNC Financial Services Group, Inc.	1,850	94,276
Raiffeisen International Bank Holding AG	360	14,640
Regions Financial Corp.	4,350	27,971
Resona Holdings, Inc.	900	8,890
Royal Bank of Scotland Group PLC(a)	34,764	23,544
Shizuoka Bank Ltd. (The)	1,000	8,360
Skandinaviska Enskilda Banken AB	4,240	26,250
Societe Generale	1,184	59,707
Standard Chartered PLC	3,810	101,746
Sumitomo Mitsui Financial Group, Inc.	2,600	77,160
Sumitomo Trust & Banking Co., Ltd. (The)	3,000	15,910
SunTrust Banks, Inc.	1,700	38,233
Svenska Handelsbanken AB	956	24,847
Swedbank AB(a)	1,608	17,927
UniCredit SpA	30,847	71,906
Unione di Banche Italiane SCPA	2,261	19,761
United Overseas Bank Ltd.	2,000	27,677
US Bancorp	6,700	139,360
Wells Fargo & Co.	18,150	427,433
Westpac Banking Corp.	5,542	107,402
Yamaguchi Financial Group, Inc.	1,000	9,440
Zions BanCorp.	550	10,137

		3,476,327

Consumer Finance – 0.1%
American Express Co.	4,150	165,460
Capital One Financial Corp.	1,600	60,576
Discover Financial Services	1,850	26,843
ORIX Corp.	200	15,039
SLM Corp.(a)	1,650	18,233

		286,151

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.5%
ASX Ltd.	531	$13,805
Bank of America Corp.	34,850	433,882
Citigroup, Inc.(a)	78,588	292,347
CME Group, Inc. – Class A	250	62,020
Deutsche Boerse AG	367	22,345
Eurazeo	295	17,136
Groupe Bruxelles Lambert SA	318	23,379
Hong Kong Exchanges and Clearing Ltd.	1,900	29,972
ING Groep NV(a)	6,855	60,534
IntercontinentalExchange, Inc.(a)	250	23,890
Investor AB	1,435	24,672
JPMorgan Chase & Co.	13,900	505,404
Leucadia National Corp.(a)	650	13,878
Mitsubishi UFJ Lease & Finance Co., Ltd.	220	7,821
Moody’s Corp.	650	13,741
NASDAQ OMX Group, Inc. (The)(a)	500	8,955
NYSE Euronext	900	24,966
Pargesa Holding SA	214	13,914
Singapore Exchange Ltd.	2,000	11,123

		1,603,784

Insurance – 0.7%
ACE Ltd.	1,245	66,570
Aegon NV(a)	3,860	19,665
Aflac, Inc.	1,650	77,962
Allianz SE	855	87,284
Allstate Corp. (The)	1,850	51,060
American International Group, Inc.(a)	450	15,269
AMP Ltd.	4,786	21,533
AON Corp.	950	34,428
Assicurazioni Generali SpA	2,199	39,532
Assurant, Inc.	400	14,624
Aviva PLC	5,211	30,101
Berkshire Hathaway, Inc.(a)	5,750	452,985
Chubb Corp.	1,150	63,388
Cincinnati Financial Corp.	550	14,674
Genworth Financial, Inc. – Class A(a)	1,650	17,870
Hartford Financial Services Group, Inc.	1,500	30,240
Insurance Australia Group Ltd.	7,513	23,108
Legal & General Group PLC	20,187	28,557
Lincoln National Corp.	1,000	23,360
Loews Corp.	1,200	42,168
Mapfre SA	2,198	6,285
Marsh & McLennan Cos., Inc.	1,850	43,882
MetLife, Inc.	3,111	116,974
MS&AD Insurance Group Holdings	1,000	22,377

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs AG (MunichRe)	372	$47,405
NKSJ Holdings, Inc.(a)	3,000	16,749
Principal Financial Group, Inc.	1,100	25,355
Progressive Corp. (The)	2,300	45,540
Prudential Financial, Inc.	1,600	80,912
Prudential PLC	4,769	41,368
QBE Insurance Group Ltd.	1,929	28,322
RSA Insurance Group PLC	13,580	25,536
Sampo Oyj – Class A	1,093	26,259
SCOR SE	854	18,516
Sony Financial Holdings, Inc.	2	6,552
Suncorp-Metway Ltd.	3,312	24,676
Swiss Reinsurance Co., Ltd.	650	26,840
T&D Holdings, Inc.	550	10,442
Tokio Marine Holdings, Inc.	1,400	37,557
Torchmark Corp.	300	14,805
Travelers Cos., Inc. (The)	1,650	80,817
Unum Group	1,150	23,057
XL Group PLC	1,150	20,597
Zurich Financial Services AG	277	61,553

		2,006,754

Real Estate Investment Trusts (REITs) – 0.0%
Plum Creek Timber Co., Inc.	550	18,958

Real Estate Management & Development – 0.1%
CapitaMalls Asia Ltd.	70,500	109,671
Cheung Kong Holdings Ltd.	3,000	38,141
Daito Trust Construction Co., Ltd.	200	11,485
Daiwa House Industry Co., Ltd.	1,000	9,365
Hang Lung Group Ltd.	3,000	18,099
Swire Pacific Ltd.	1,500	18,171

		204,932

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	1,600	18,440
People’s United Financial, Inc.	1,250	15,900

		34,340

		8,852,736

Information Technology – 2.3%
Communications Equipment – 0.3%
Cisco Systems, Inc.(a)	19,900	398,995
Harris Corp.	450	18,931
JDS Uniphase Corp.(a)	750	6,893
Juniper Networks, Inc.(a)	1,800	48,960

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Motorola, Inc.(a)	8,050	$60,616
Nokia Oyj	7,053	60,099
QUALCOMM, Inc.	5,700	218,367
Telefonaktiebolaget LM Ericsson – Class B	5,672	54,769
Tellabs, Inc.	1,300	9,230

		876,860

Computers & Peripherals – 0.5%
Apple, Inc.(a)	3,200	778,784
Dell, Inc.(a)	5,950	70,031
EMC Corp.(a)	7,100	129,504
Fujitsu Ltd.	4,000	27,697
Hewlett-Packard Co.	8,100	311,688
Lexmark International, Inc. – Class A(a)	250	8,748
NEC Corp.	5,000	12,732
NetApp, Inc.(a)	1,200	48,528
QLogic Corp.(a)	350	5,213
SanDisk Corp.(a)	800	26,592
Seiko Epson Corp.	400	5,141
Toshiba Corp.(a)	8,000	37,603
Western Digital Corp.(a)	750	18,112

		1,480,373

Electronic Equipment & Instruments & Components – 0.1%
Agilent Technologies, Inc.(a)	1,200	32,364
Amphenol Corp. – Class A	600	24,432
Corning, Inc.	5,400	84,672
FLIR Systems, Inc.(a)	500	12,560
Foxconn International Holdings Ltd.(a)	7,000	4,705
Fujifilm Holdings Corp.	900	27,313
Hirose Electric Co. Ltd.	100	9,670
Hitachi High-Technologies Corp.	400	6,510
Hitachi Ltd.(a)	8,000	32,510
Hoya Corp.	800	17,626
Ibiden Co., Ltd.	200	4,825
Jabil Circuit, Inc.	650	6,663
Keyence Corp.	100	20,699
Kyocera Corp.	300	25,482
Molex, Inc.	450	7,942
Murata Manufacturing Co., Ltd.	400	19,004
Nippon Electric Glass Co., Ltd.	1,000	11,193
Omron Corp.	400	8,507
TDK Corp.	200	10,493

		367,170

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(a)	650	29,946
eBay, Inc.(a)	4,000	92,960

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Google, Inc. – Class A(a)	850	$382,517
Monster Worldwide, Inc.(a)	400	4,412
VeriSign, Inc.(a)	600	17,478
Yahoo! Japan Corp.	27	9,701
Yahoo!, Inc.(a)	4,050	52,974

		589,988

IT Services – 0.3%
Automatic Data Processing, Inc.	1,750	67,568
Cap Gemini SA	502	21,164
Cognizant Technology Solutions Corp. – Class A(a)	1,050	60,485
Computer Sciences Corp.	550	21,896
Fidelity National Information Services, Inc.	850	21,964
Fiserv, Inc.(a)	550	27,517
International Business Machines Corp.	4,550	560,696
Mastercard, Inc. – Class A	350	69,426
Nomura Research Institute Ltd.	300	5,837
NTT Data Corp.	2	6,263
Paychex, Inc.	1,100	27,379
SAIC, Inc.(a)	1,000	14,880
Teradata Corp.(a)	550	18,007
Total System Services, Inc.	650	9,230
Visa, Inc. – Class A	1,600	110,368
Western Union Co. (The) – Class W	2,300	36,064

		1,078,744

Office Electronics – 0.1%
Brother Industries Ltd.	700	7,505
Canon, Inc.	2,200	90,069
Konica Minolta Holdings, Inc.	1,000	8,712
Ricoh Co., Ltd.	1,000	12,817
Xerox Corp.	4,750	40,090

		159,193

Semiconductors & Semiconductor Equipment – 0.3%
Advanced Micro Devices, Inc.(a)	1,950	10,959
Advantest Corp.	300	5,688
Altera Corp.	1,000	24,670
Analog Devices, Inc.	1,000	27,880
Applied Materials, Inc.	4,650	48,313
ASML Holding NV	812	20,092
Broadcom Corp. – Class A	1,500	44,955
Elpida Memory, Inc.(a)	400	4,796
Infineon Technologies AG(a)	3,835	21,266
Intel Corp.	19,350	342,882
KLA-Tencor Corp.	550	15,406
Linear Technology Corp.	750	21,487

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

LSI Corp.(a)	2,250	$9,045
MEMC Electronic Materials, Inc.(a)	750	7,718
Microchip Technology, Inc.	650	17,999
Micron Technology, Inc.(a)	2,950	19,072
National Semiconductor Corp.	800	10,088
Novellus Systems, Inc.(a)	300	6,990
NVIDIA Corp.(a)	1,950	18,193
Rohm Co., Ltd.	200	12,073
STMicroelectronics NV	2,898	19,128
Sumco Corp.(a)	400	6,810
Teradyne, Inc.(a)	600	5,388
Texas Instruments, Inc.	4,200	96,726
Tokyo Electron Ltd.	300	14,075
Xilinx, Inc.	850	20,527

		852,226

Software – 0.5%
Adobe Systems, Inc.(a)	1,800	49,968
Autodesk, Inc.(a)	800	22,200
Autonomy Corp. PLC(a)	942	22,456
BMC Software, Inc.(a)	600	21,636
CA, Inc.	1,350	24,313
Citrix Systems, Inc.(a)	650	37,661
Compuware Corp.(a)	750	5,385
Electronic Arts, Inc.(a)	1,100	16,764
Intuit, Inc.(a)	1,100	47,080
Konami Corp.	500	8,042
McAfee, Inc.(a)	550	25,877
Microsoft Corp.	26,500	622,220
Nintendo Co., Ltd.	200	55,446
Novell, Inc.(a)	1,200	6,744
Oracle Corp.	13,650	298,662
Red Hat, Inc.(a)	650	22,458
Salesforce.com, Inc.(a)	400	43,952
SAP AG	1,616	70,370
Symantec Corp.(a)	2,750	37,482
Trend Micro, Inc.	300	8,157

		1,446,873

		6,851,427

Industrials – 2.3%
Aerospace & Defense – 0.4%
BAE Systems PLC	6,668	30,020
Boeing Co. (The)	2,650	161,994
European Aeronautic Defence and Space Co. NV(a)	1,281	28,101
General Dynamics Corp.	1,350	75,425
Goodrich Corp.	450	30,816

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Honeywell International, Inc.	2,650	$103,589
ITT Corp.	650	27,625
L-3 Communications Holdings, Inc.	400	26,640
Lockheed Martin Corp.	1,100	76,472
Northrop Grumman Corp.	1,050	56,826
Precision Castparts Corp.	500	56,590
Raytheon Co.	1,300	57,096
Rockwell Collins, Inc.	550	29,662
Rolls-Royce Group PLC(a)	3,492	29,546
Safran SA	878	21,563
Singapore Technologies Engineering Ltd.	4,000	9,472
United Technologies Corp.	3,250	211,932

		1,033,369

Air Freight & Logistics – 0.2%
C.H. Robinson Worldwide, Inc.	600	38,994
Deutsche Post AG	1,594	26,014
Expeditors International of Washington, Inc.	750	29,692
FedEx Corp.	1,100	85,855
Kuehne & Nagel International AG	245	25,478
TNT NV	963	24,340
United Parcel Service, Inc. – Class B	3,450	220,110
Yamato Holdings Co., Ltd.	700	8,236

		458,719

Airlines – 0.0%
All Nippon Airways Co., Ltd.(a)	3,000	10,852
Cathay Pacific Airways Ltd.	4,000	9,921
Deutsche Lufthana (REG)	1,662	26,202
Singapore Airlines Ltd.	1,000	11,149
Southwest Airlines Co.	2,550	28,177

		86,301

Building Products – 0.0%
Asahi Glass Co., Ltd.	2,000	19,515
Assa Abloy AB	442	8,800
Cie de St-Gobain	725	26,482
Daikin Industries Ltd.	400	13,638
JS Group Corp.	500	9,541
Masco Corp.	1,200	12,588
TOTO Ltd.	1,000	6,352

		96,916

Commercial Services & Supplies – 0.1%
Avery Dennison Corp.	350	11,382
Babcock International Group PLC	685	5,299
Brambles Ltd.	4,045	21,126
Capita Group PLC (The)	2,071	22,274
Cintas Corp.	450	11,471
Dai Nippon Printing Co., Ltd.	1,000	11,628

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Edenred(a)	469	$8,083
G4S PLC	6,179	23,842
Iron Mountain, Inc.	600	12,168
Pitney Bowes, Inc.	700	13,468
Republic Services, Inc. – Class A	1,100	32,373
RR Donnelley & Sons Co.	700	10,602
Secom Co., Ltd.	400	17,445
Stericycle, Inc.(a)	300	19,650
Toppan Printing Co., Ltd.	1,000	7,601
Waste Management, Inc.	1,650	54,598

		283,010

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	399	16,520
Bouygues SA	547	22,083
Fluor Corp.	600	26,796
Fomento de Construcciones y Contratas SA	242	5,685
Jacobs Engineering Group, Inc.(a)	400	13,872
Kajima Corp.	4,000	9,364
Leighton Holdings Ltd.	815	22,342
Obayashi Corp.	2,000	7,608
Quanta Services, Inc.(a)	700	12,558
Shimizu Corp.	2,000	7,084
Skanska AB	1,000	15,319
Vinci SA	832	36,321

		195,552

Electrical Equipment – 0.2%
ABB Ltd. (REG)(a)	4,156	80,221
Alstom SA	464	22,042
Emerson Electric Co.	2,600	121,290
First Solar, Inc.(a)	200	25,570
Furukawa Electric Co., Ltd.	2,000	7,261
GS Yuasa Corp.	1,000	5,886
Legrand SA	499	15,116
Mitsubishi Electric Corp.	4,000	31,921
Nidec Corp.	200	17,615
Rockwell Automation, Inc.	500	25,570
Roper Industries, Inc.	350	20,328
Schneider Electric SA	444	46,923
Sumitomo Electric Industries Ltd.	1,400	15,006
Vestas Wind Systems A/S(a)	468	17,303

		452,052

Industrial Conglomerates – 0.4%
3M Co.	2,500	196,375
Fraser and Neave Ltd.	2,000	8,216
General Electric Co.	37,100	537,208

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hankyu Hanshin Holdings, Inc.	2,000	$9,182
Hutchison Whampoa Ltd.	4,000	29,670
Keppel Corp. Ltd.	2,000	13,254
Koninklijke Philips Electronics NV	1,831	51,024
Orkla ASA	1,127	9,393
SembCorp Industries Ltd.	3,000	9,464
Siemens AG	1,550	140,504
Smiths Group PLC	1,491	26,074
Textron, Inc.	900	15,363
Tyco International Ltd.	1,773	66,097

		1,111,824

Industrial Warehouse Distribution – 0.3%
AMB Property Corp.	7,020	167,006
Ascendas Real Estate Investment Trust	83,000	127,206
DCT Industrial Trust, Inc.	8,260	38,244
EastGroup Properties, Inc.	1,080	38,070
First Industrial Realty Trust, Inc.(a)	4,150	17,637
First Potomac Realty Trust	1,200	17,796
Mapletree Logistics Trust	64,000	39,710
ProLogis	21,250	230,562
ProLogis European Properties(a)	5,850	34,489
Segro PLC	30,440	125,576
Warehouses De Pauw SCA	390	17,298

		853,594

Machinery – 0.3%
Amada Co., Ltd.	1,000	5,937
Atlas Copco AB – Class A	1,646	24,937
Caterpillar, Inc.	2,200	143,352
Cummins, Inc.	700	52,087
Danaher Corp.	1,800	65,394
Deere & Co.	1,500	94,905
Dover Corp.	650	29,094
Eaton Corp.	600	41,688
Fanuc Ltd.	400	43,049
Flowserve Corp.	200	17,876
Hino Motors Ltd.	2,000	8,808
Hitachi Construction Machinery Co., Ltd.	400	7,958
IHI Corp.	4,000	7,085
Illinois Tool Works, Inc.	1,350	55,701
Japan Steel Works Ltd. (The)	1,000	8,871
JTEKT Corp.	700	5,727
Kawasaki Heavy Industries Ltd.	3,000	8,005
Komatsu Ltd.	1,800	36,548
Kone Oyj	585	26,830
Kubota Corp.	2,000	16,020
Kurita Water Industries Ltd.	300	7,881
Makita Corp.	300	8,529

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

MAN SE	273	$23,477
Minebea Co. Ltd.	1,000	4,609
Mitsubishi Heavy Industries Ltd.	6,000	21,612
NSK Ltd.	1,000	5,951
NTN Corp.	1,000	3,773
PACCAR, Inc.	1,250	51,237
Pall Corp.	400	13,676
Parker Hannifin Corp.	550	32,538
Sandvik AB	1,923	22,689
Scania AB	1,009	18,554
SembCorp Marine Ltd.	3,000	8,462
SKF AB	1,285	22,966
SMC Corp.	100	12,331
Snap-On, Inc.	200	8,246
Sumitomo Heavy Industries Ltd.	1,000	4,628
THK Co., Ltd.	400	6,579
Vallourec SA	260	22,257
Volvo AB – Class B(a)	2,178	25,110
Zardoya Otis SA	473	7,360

		1,032,337

Marine – 0.0%
AP Moller – Maersk A/S	4	29,970
Kawasaki Kisen Kaisha Ltd.(a)	2,000	7,448
Mitsui OSK Lines Ltd.	2,000	12,572
Neptune Orient Lines Ltd.(a)	5,000	7,074
Nippon Yusen KK	3,000	11,555

		68,619

Mixed Office Industrial – 0.1%
Goodman Group	257,490	146,255
ING Industrial Fund	107,570	43,709

		189,964

Professional Services – 0.0%
Adecco SA	448	20,825
Dun & Bradstreet Corp.	200	13,180
Equifax, Inc.	400	11,788
Experian PLC	2,795	26,567
Randstad Holding NV(a)	339	12,573
Robert Half International, Inc.	500	10,790
SGS SA	13	18,797

		114,520

Road & Rail – 0.1%
Central Japan Railway Co.	3	24,193
CSX Corp.	1,350	67,352
East Japan Railway Co.	700	45,270
Keihin Electric Express Railway Co., Ltd.	1,000	10,131
Keio Corp.	1,000	6,862

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kintetsu Corp.	3,000	$10,020
MTR Corp.	3,500	12,543
Nippon Express Co., Ltd.	2,000	6,981
Norfolk Southern Corp.	1,300	69,784
Odakyu Electric Railway Co., Ltd.	1,000	9,237
Ryder System, Inc.	200	7,674
Tobu Railway Co., Ltd.	2,000	11,419
Tokyu Corp.	2,000	9,139
Union Pacific Corp.	1,750	127,645
West Japan Railway Co.	3	11,135

		429,385

Trading Companies & Distributors – 0.1%
Fastenal Co.	450	20,372
ITOCHU Corp.	3,000	24,457
Marubeni Corp.	3,000	15,445
Mitsubishi Corp.	2,600	55,711
Mitsui & Co., Ltd.	3,300	42,958
Noble Group Ltd.	6,181	7,208
Sumitomo Corp.	2,100	24,057
Toyota Tsusho Corp.	600	8,587
Wolseley PLC(a)	1,073	20,635
WW Grainger, Inc.	250	26,447

		245,877

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	1,041	17,216
Atlantia SpA	1,286	24,170
Transurban Group	5,712	24,693

		66,079

		6,718,118

Retail – 2.0%
Regional Mall – 1.0%
Alexander’s, Inc.	40	12,182
CapitaMall Trust	104,600	150,348
CBL & Associates Properties, Inc.	5,690	69,418
CFS Retail Property Trust	87,271	150,469
Glimcher Realty Trust	3,180	18,889
Macerich Co. (The)	5,370	222,425
Pennsylvania Real Estate Investment Trust	1,910	19,979
Simon Property Group, Inc.	13,120	1,186,704
Taubman Centers, Inc.	1,650	68,459
Westfield Group	99,692	1,114,361

		3,013,234

Shopping Center/Other Retail – 1.0%
Acadia Realty Trust	2,160	38,750
Aeon Mall Co., Ltd.	4,120	94,424
Bunnings Warehouse Property Trust	14,460	23,771

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Calloway Real Estate Investment Trust	3,500	$75,852
Capital & Counties Properties PLC(a)	25,780	46,615
Capital Shopping Centres Group	25,780	130,607
Cedar Shopping Centers, Inc.	3,050	16,836
Charter Hall Retail REIT	72,630	38,641
Citycon Oyj	5,480	18,491
Corio NV	3,760	215,483
Deutsche Euroshop AG	1,880	55,642
Developers Diversified Realty Corp.	10,370	107,433
Development Securities PLC	4,870	18,952
Equity One, Inc.	1,930	30,861
Eurocommercial Properties N.V.	1,690	64,822
Federal Realty Investment Trust	2,530	200,604
First Capital Realty, Inc.	2,580	35,615
Hammerson PLC	29,360	161,390
Immobiliare Grande Distribuzione	3,000	4,328
Inland Real Estate Corp.	2,900	22,359
Japan Retail Fund Investment Corp.	64	85,648
Kimco Realty Corp.	18,080	269,573
Kite Realty Group Trust	2,100	8,757
Klepierre	3,900	118,859
Link REIT (The)	90,500	266,272
Mercialys SA	1,890	61,638
Primaris Retail Real Estate Investment Trust	2,800	50,494
Ramco-Gershenson Properties Trust	1,430	14,929
Regency Centers Corp.	3,420	124,693
RioCan Real Estate Investment Trust (Toronto)	10,000	195,808
Saul Centers, Inc.	490	20,257
Shaftesbury PLC	9,360	59,580
Tanger Factory Outlet Centers	1,670	77,187
Urstadt Biddle Properties, Inc.	1,300	23,868
Vastned Retail NV	710	38,403
Weingarten Realty Investors	4,970	100,295

		2,917,737

		5,930,971

Consumer Staples – 2.0%
Beverages – 0.5%
Anheuser-Busch InBev NV	1,359	70,390
Asahi Breweries Ltd.	700	13,195
Brown-Forman Corp. – Class B	400	24,516
Carlsberg A/S	306	28,714
Coca Cola Hellenic Bottling Co. SA	672	15,822
Coca-Cola Amatil Ltd.	2,530	26,872
Coca-Cola Co. (The)	8,100	452,952
Coca-Cola Enterprises, Inc.	1,100	31,306
Diageo PLC	4,713	76,607

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Dr Pepper Snapple Group, Inc.	850	$31,297
Foster’s Group Ltd.	5,254	28,387
Heineken NV	609	27,219
Kirin Holdings Co., Ltd.	2,000	27,635
Molson Coors Brewing Co. – Class B	550	23,958
PepsiCo, Inc.	5,600	359,408
Pernod-Ricard SA	373	29,043
SABMiller PLC	1,779	50,517

		1,317,838

Food & Staples Retailing – 0.4%
Aeon Co., Ltd.	1,200	12,793
Carrefour SA	1,195	53,988
Casino Guichard Perrachon SA	195	15,753
Costco Wholesale Corp.	1,550	87,652
CVS Caremark Corp.	4,700	126,900
Delhaize Group SA	310	20,719
FamilyMart Co., Ltd.	200	7,235
J Sainsbury PLC	3,160	17,647
Koninklijke Ahold NV	2,245	27,559
Kroger Co. (The)	2,200	43,406
Lawson, Inc.	200	9,099
Metro AG	437	22,194
Olam International Ltd.	2,000	3,957
Safeway, Inc.	1,300	24,440
Seven & I Holdings Co., Ltd.	1,500	34,222
Supervalu, Inc.	700	6,804
Sysco Corp.	2,050	56,354
Tesco PLC	14,955	93,066
Wal-Mart Stores, Inc.	7,300	366,022
Walgreen Co.	3,450	92,736
Wesfarmers Ltd.	1,893	53,978
Whole Foods Market, Inc.(a)	600	20,874
WM Morrison Supermarkets PLC	6,241	27,673
Woolworths Ltd.	2,334	57,694

		1,282,765

Food Products – 0.4%
Ajinomoto Co., Inc.	1,000	9,797
Archer-Daniels-Midland Co.	2,200	67,716
Campbell Soup Co.	650	24,219
ConAgra Foods, Inc.	1,500	32,385
Danone	1,036	55,459
Dean Foods Co.(a)	600	6,138
General Mills, Inc.	2,300	83,168
Golden Agri-Resources Ltd.	22,000	9,129
Hershey Co. (The)	550	25,558
HJ Heinz Co.	1,100	50,864
Hormel Foods Corp.	250	10,788

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

JM Smucker Co. (The)	400	$23,392
Kellogg Co.	900	44,712
Kraft Foods, Inc. – Class A	6,050	181,197
McCormick & Co., Inc.	450	17,942
Mead Johnson Nutrition Co. – Class A	700	36,533
MEIJI Holdings Co., Ltd.	200	9,312
Nestle SA	6,853	354,271
Nisshin Seifun Group, Inc.	500	6,396
Nissin Foods Holdings Co., Ltd.	300	10,671
Sara Lee Corp.	2,250	32,490
Tyson Foods, Inc. – Class A	1,050	17,199
Unilever NV	3,068	81,871
Unilever PLC	2,417	63,676
Wilmar International Ltd.	2,000	9,262
Yakult Honsha Co., Ltd.	300	8,967

		1,273,112

Household Products – 0.3%
Clorox Co.	500	32,410
Colgate-Palmolive Co.	1,700	125,528
Kimberly-Clark Corp.	1,450	93,380
Procter & Gamble Co. (The)	10,100	602,667
Reckitt Benckiser Group PLC	1,147	57,169
Unicharm Corp.	100	12,191

		923,345

Personal Products – 0.1%
Avon Products, Inc.	1,450	42,195
Beiersdorf AG	454	24,271
Estee Lauder Cos., Inc. (The) – Class A	400	22,428
Kao Corp.	1,000	23,279
L’Oreal SA	451	44,656
Shiseido Co., Ltd.	700	15,712

		172,541

Tobacco – 0.3%
Altria Group, Inc.	7,200	160,704
British American Tobacco PLC	4,270	144,681
Imperial Tobacco Group PLC	1,914	52,675
Japan Tobacco, Inc.	8	24,853
Lorillard, Inc.	550	41,806
Philip Morris International, Inc.	6,500	334,360
Reynolds American, Inc.	600	32,724
Swedish Match AB	435	10,003

		801,806

		5,771,407

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 1.8%
Biotechnology – 0.2%
Actelion Ltd.(a)	688	$29,436
Amgen, Inc.(a)	3,400	173,536
Biogen Idec, Inc.(a)	850	45,730
Celgene Corp.(a)	1,600	82,432
Cephalon, Inc.(a)	250	14,153
CSL Ltd.	1,061	31,192
Genzyme Corp.(a)	950	66,604
Gilead Sciences, Inc.(a)	2,900	92,394

		535,477

Health Care Equipment & Supplies – 0.3%
Baxter International, Inc.	2,050	87,248
Becton Dickinson and Co.	800	54,552
BioMerieux	250	25,378
Boston Scientific Corp.(a)	5,250	27,247
CareFusion Corp.(a)	600	12,948
Cie Generale d’Optique Essilor International SA	421	25,471
Coloplast A/S	139	14,775
CR Bard, Inc.	350	26,891
DENTSPLY International, Inc.	500	13,910
Fresenius SE	235	16,680
Fresenius SE (Preference Shares)	378	26,821
Getinge AB	769	15,415
Hospira, Inc.(a)	600	30,816
Intuitive Surgical, Inc.(a)	150	39,754
Medtronic, Inc.	3,800	119,624
Olympus Corp.	400	9,561
Smith & Nephew PLC	2,561	21,194
Sonova Holding AG	213	27,185
St Jude Medical, Inc.(a)	1,100	38,027
Stryker Corp.	1,050	45,349
Synthes, Inc.	219	24,086
Terumo Corp.	300	14,871
Varian Medical Systems, Inc.(a)	450	23,958
Zimmer Holdings, Inc.(a)	700	33,019

		774,780

Health Care Providers & Services – 0.2%
Aetna, Inc.	1,450	38,744
AmerisourceBergen Corp. – Class A	950	25,916
Cardinal Health, Inc.	1,250	37,450
CIGNA Corp.	950	30,609
Coventry Health Care, Inc.(a)	500	9,675
DaVita, Inc.(a)	350	22,617
Express Scripts, Inc. – Class A(a)	1,900	80,940
Fresenius Medical Care AG & Co. KGaA	508	28,733

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Humana, Inc.(a)	600	$28,674
Laboratory Corp. of America Holdings(a)	350	25,417
McKesson Corp.	950	55,147
Medco Health Solutions, Inc.(a)	1,500	65,220
Patterson Cos., Inc.	300	7,587
Quest Diagnostics, Inc.	500	21,750
Sonic Healthcare Ltd.	2,147	21,122
Suzuken Co., Ltd.	200	6,946
Tenet Healthcare Corp.(a)	1,500	5,880
UnitedHealth Group, Inc.	3,950	125,294
WellPoint, Inc.(a)	1,400	69,552

		707,273

Health Care Technology – 0.0%
Cerner Corp.(a)	250	18,213

Life Sciences Tools & Services – 0.0%
Life Technologies Corp.(a)	650	27,800
PerkinElmer, Inc.	400	8,404
Thermo Fisher Scientific, Inc.(a)	1,400	58,968
Waters Corp.(a)	350	21,182

		116,354

Pharmaceuticals – 1.1%
Abbott Laboratories	5,350	263,969
Allergan, Inc.	1,050	64,491
Astellas Pharma, Inc.	900	31,079
AstraZeneca PLC	2,731	134,243
Bayer AG	1,557	94,970
Bristol-Myers Squibb Co.	5,950	155,176
Chugai Pharmaceutical Co., Ltd.	500	8,548
Daiichi Sankyo Co., Ltd.	1,300	25,973
Dainippon Sumitomo Pharma Co., Ltd.	1,100	9,147
Eisai Co., Ltd.	500	18,038
Eli Lilly & Co.	3,500	117,460
Forest Laboratories, Inc.(a)	950	25,926
GlaxoSmithKline PLC	9,773	182,378
Hisamitsu Pharmaceutical Co., Inc.	200	8,254
Johnson & Johnson	9,650	550,243
King Pharmaceuticals, Inc.(a)	850	7,404
Kyowa Hakko Kirin Co., Ltd.	1,000	9,802
Merck & Co., Inc.	10,900	383,244
Mitsubishi Tanabe Pharma Corp.	1,000	15,668
Mylan, Inc.(a)	1,050	18,018
Novartis AG	3,974	208,324
Novo Nordisk A/S – Class B	820	70,061
Ono Pharmaceutical Co., Ltd.	200	8,780
Pfizer, Inc.	28,050	446,837
Roche Holding AG	1,323	179,464

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi-Aventis SA	1,983	$113,519
Shionogi & Co., Ltd.	600	10,495
Shire PLC	1,135	24,418
Takeda Pharmaceutical Co., Ltd.	1,400	64,346
Watson Pharmaceuticals, Inc.(a)	350	15,075

		3,265,350

		5,417,447

Consumer Discretionary – 1.8%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	400	10,333
Bridgestone Corp.	1,100	19,072
Cie Generale des Etablissements Michelin – Class B	350	25,855
Denso Corp.	900	24,405
Goodyear Tire & Rubber Co. (The)(a)	800	7,392
Johnson Controls, Inc.	2,300	61,019
NGK Spark Plug Co., Ltd.	1,000	11,670
Nokian Renkaat Oyj	624	17,817
Stanley Electric Co., Ltd.	400	6,171
Toyoda Gosei Co., Ltd.	300	6,133
Toyota Boshoku Corp.	700	10,185
Toyota Industries Corp.	300	7,535

		207,587

Automobiles – 0.3%
Bayerische Motoren Werke AG	624	32,787
Daihatsu Motor Co., Ltd.	1,000	12,628
Daimler AG(a)	1,698	82,149
Fiat SpA	2,088	24,330
Ford Motor Co.(a)	11,800	133,222
Harley-Davidson, Inc.	800	19,456
Honda Motor Co., Ltd.	3,100	102,679
Isuzu Motors Ltd.	3,000	9,953
Mazda Motor Corp.	3,000	6,707
Mitsubishi Motors Corp.(a)	7,000	8,881
Nissan Motor Co., Ltd.(a)	4,700	35,823
Renault SA(a)	587	23,713
Suzuki Motor Corp.	700	13,893
Toyota Motor Corp.	5,300	179,807
Volkswagen AG	282	25,548
Volkswagen AG (Preference Shares)	320	31,776
Yamaha Motor Co., Ltd.(a)	600	8,052

		751,404

Distributors – 0.0%
Genuine Parts Co.	550	23,061
Jardine Cycle & Carriage Ltd.	1,000	24,040
Li & Fung Ltd.	4,000	20,197

		67,298

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	450	$19,116
Benesse Holdings, Inc.	200	9,010
DeVry, Inc.	200	7,622
H&R Block, Inc.	1,100	14,135

		49,883

Hotels, Restaurants & Leisure – 0.3%
Accor SA	469	14,347
Carnival Corp.	1,500	46,770
Carnival PLC	612	19,791
Compass Group PLC	3,493	28,478
Crown Ltd.	3,417	25,270
Darden Restaurants, Inc.	500	20,630
Genting Singapore PLC(a)	12,000	15,008
International Game Technology	1,000	14,600
Marriott International, Inc. – Class A	900	28,809
McDonald’s Corp.	3,750	273,975
Orient-Express Hotels Ltd. – Class A(a)	4,730	40,867
Oriental Land Co., Ltd.	100	8,863
Sky City Entertainment Group Ltd.	12,398	24,859
Sodexo	418	23,921
Starbucks Corp.	2,550	58,625
Starwood Hotels & Resorts Worldwide, Inc.	650	30,375
Wyndham Worldwide Corp.	600	13,914
Wynn Macau Ltd.(a)	16,000	27,767
Wynn Resorts Ltd.	250	20,153
Yum! Brands, Inc.	1,600	66,720

		803,742

Household Durables – 0.1%
DR Horton, Inc.	950	9,747
Electrolux AB	609	11,698
Fortune Brands, Inc.	550	24,634
Harman International Industries, Inc.(a)	250	7,793
Husqvarna AB	1,322	8,271
Leggett & Platt, Inc.	500	9,585
Lennar Corp. – Class A	550	7,244
Newell Rubbermaid, Inc.	950	14,269
Panasonic Corp.	3,700	46,835
Pulte Group, Inc.(a)	1,100	8,833
Sanyo Electric Co., Ltd.(a)	5,000	8,141
Sekisui Chemical Co., Ltd.	1,000	5,861
Sekisui House Ltd.	1,000	8,663
Sharp Corp.	2,000	19,136
Sony Corp.	1,900	53,253
Stanley Black & Decker, Inc.	550	29,502
Whirlpool Corp.	250	18,540

		292,005

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	1,200	$149,796
Dena Co., Ltd.	300	9,031
Expedia, Inc.	700	16,002
priceline.com, Inc.(a)	200	58,296
Rakuten, Inc.	14	10,611

		243,736

Leisure Equipment & Products – 0.0%
Eastman Kodak Co.(a)	900	3,141
Hasbro, Inc.	450	18,162
Mattel, Inc.	1,250	26,237
Nikon Corp.	600	9,999
Sankyo Co., Ltd.	200	10,117
Sega Sammy Holdings, Inc.	700	10,395
Shimano, Inc.	200	9,796

		87,847

Media – 0.4%
British Sky Broadcasting Group PLC	2,800	30,226
CBS Corp. – Class B	2,350	32,477
Comcast Corp. – Class A	9,750	166,920
Dentsu, Inc.	300	6,828
DIRECTV(a)	3,150	119,448
Discovery Communications, Inc. – Class A(a)	1,000	37,750
Fuji Media Holdings, Inc.	5	6,779
Gannett Co., Inc.	800	9,672
Interpublic Group of Cos., Inc. (The)(a)	1,650	14,075
Jupiter Telecommunications Co., Ltd.	8	8,511
McGraw-Hill Cos., Inc. (The)	1,100	30,415
Meredith Corp.	100	2,926
New York Times Co. (The) – Class A(a)	400	2,872
News Corp. – Class A	7,800	98,046
Omnicom Group, Inc.	1,050	36,760
Pearson PLC	1,676	24,853
Reed Elsevier NV	2,281	27,203
Reed Elsevier PLC	3,309	26,480
Scripps Networks Interactive, Inc. – Class A	300	12,054
Time Warner Cable, Inc. – Class A	1,250	64,512
Time Warner, Inc.	3,950	118,421
Viacom, Inc. – Class B	2,100	65,982
Vivendi SA	2,314	53,688
Walt Disney Co. (The)	6,800	221,612
Washington Post Co. (The) – Class B	50	18,012
WPP PLC	2,396	23,687

		1,260,209

Multiline Retail – 0.1%
Big Lots, Inc.(a)	250	7,815
Family Dollar Stores, Inc.	450	19,256
Isetan Mitsukoshi Holdings Ltd.	700	7,367

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

JC Penney Co., Inc.	800	$16,000
Kohl’s Corp.(a)	1,050	49,329
Macy’s, Inc.	1,450	28,188
Marks & Spencer Group PLC	4,790	25,308
Next PLC	484	14,636
Nordstrom, Inc.	550	15,906
PPR	190	24,630
Sears Holdings Corp.(a)	150	9,285
Target Corp.	2,550	130,458

		348,178

Specialty Retail – 0.3%
Abercrombie & Fitch Co. – Class A	300	10,380
AutoNation, Inc.(a)	250	5,645
AutoZone, Inc.(a)	100	20,978
Bed Bath & Beyond, Inc.(a)	900	32,373
Best Buy Co., Inc.	1,200	37,668
CarMax, Inc.(a)	773	15,406
Esprit Holdings Ltd.	2,200	12,412
Fast Retailing Co., Ltd.	100	13,812
GameStop Corp. – Class A(a)	500	8,965
Gap, Inc. (The)	1,550	26,179
Hennes & Mauritz AB – Class B	1,926	62,765
Home Depot, Inc.	5,900	164,079
Inditex SA	412	27,399
Kingfisher PLC	7,188	22,434
Limited Brands, Inc.	900	21,240
Lowe’s Cos., Inc.	4,950	100,485
Nitori Co., Ltd.	100	8,714
O’Reilly Automotive, Inc.(a)	500	23,635
Office Depot, Inc.(a)	950	3,240
RadioShack Corp.	400	7,392
Ross Stores, Inc.	450	22,334
Shimamura Co., Ltd.	100	9,106
Staples, Inc.	2,500	44,425
Tiffany & Co.	450	17,834
TJX Cos., Inc.	1,400	55,566
Urban Outfitters, Inc.(a)	450	13,644
Yamada Denki Co., Ltd.	160	9,954

		798,064

Textiles, Apparel & Luxury Goods – 0.1%
Adidas AG	447	22,670
Christian Dior SA	238	24,007
Cie Financiere Richemont SA	983	38,015
Coach, Inc.	1,050	37,632
Hermes International	182	32,891
Luxottica Group SpA	932	21,478
LVMH Moet Hennessy Louis Vuitton SA	462	53,526

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Volatility of Management—Portfolio of Investments

Company	Shares	U.S. $ Value

NIKE, Inc. – Class B	1,350	$94,500
Polo Ralph Lauren Corp. – Class A	250	18,935
Swatch Group AG (The)	84	26,946
VF Corp.	300	21,186

		391,786

		5,301,739

Energy – 1.7%
Energy Equipment & Services – 0.3%
Baker Hughes, Inc.	1,500	56,370
Cameron International Corp.(a)	850	31,263
Diamond Offshore Drilling, Inc.	250	14,545
FMC Technologies, Inc.(a)	450	27,832
Fugro NV	427	23,927
Halliburton Co.	3,200	90,272
Helmerich & Payne, Inc.	350	12,964
Nabors Industries Ltd.(a)	950	14,896
National Oilwell Varco, Inc.	1,450	54,505
Petrofac Ltd.	951	20,348
Rowan Cos., Inc.(a)	350	8,999
Saipem SpA	720	25,061
Schlumberger Ltd.	4,742	252,891
Seadrill Ltd.	1,247	28,828
Technip SA	343	22,362
Tenaris SA	1,276	21,520
WorleyParsons Ltd.	668	12,378

		718,961

Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp.	1,700	78,183
Apache Corp.	1,250	112,312
BG Group PLC	6,347	101,658
BP PLC	37,298	215,256
Cabot Oil & Gas Corp.	350	9,744
Cairn Energy PLC(a)	4,172	29,763
Chesapeake Energy Corp.	2,250	46,530
Chevron Corp.	7,050	522,828
ConocoPhillips	5,250	275,257
Consol Energy, Inc.	750	24,150
Denbury Resources, Inc.(a)	1,350	19,899
Devon Energy Corp.	1,550	93,434
El Paso Corp.	2,400	27,336
ENI SpA	4,903	96,874
EOG Resources, Inc.	900	78,183
Exxon Mobil Corp.	17,813	1,053,817
Galp Energia SGPS SA	1,695	27,497
Hess Corp.	1,000	50,250
Idemitsu Kosan Co., Ltd.	100	7,896

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility of Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Inpex Corp.	4	$18,112
JX Holdings, Inc.(a)	4,000	20,252
Marathon Oil Corp.	2,450	74,701
Massey Energy Co.	350	10,063
Mongolia Energy Co., Ltd.(a)	5,000	2,000
Murphy Oil Corp.	650	34,814
Noble Energy, Inc.	600	41,868
Occidental Petroleum Corp.	2,850	208,278
OMV AG	461	14,821
Origin Energy Ltd.	1,818	24,739
Peabody Energy Corp.	950	40,660
Pioneer Natural Resources Co.	400	23,128
QEP Resources, Inc.	568	16,489
Range Resources Corp.	550	18,596
Repsol YPF SA	1,380	31,412
Royal Dutch Shell PLC – Class A	6,678	176,859
Royal Dutch Shell PLC – Class B	5,077	129,398
Santos Ltd.	2,162	27,363
Southwestern Energy Co.(a)	1,200	39,264
Spectra Energy Corp.	2,200	44,748
Statoil ASA	2,115	39,580
Sunoco, Inc.	400	13,472
Tesoro Corp.	450	5,054
TonenGeneral Sekiyu KK	1,000	9,035
Total SA	3,978	185,034
Tullow Oil PLC	1,666	31,010
Valero Energy Corp.	1,950	30,752
Williams Cos., Inc. (The)	2,000	36,260
Woodside Petroleum Ltd.	1,025	38,335

		4,256,964

		4,975,925

Residential – 1.5%
Manufactured Homes – 0.0%
Equity Lifestyle Properties, Inc.	1,240	64,145
Sun Communities, Inc.	1,090	31,185

		95,330

Multi-Family – 1.2%
Agile Property Holdings Ltd.	59,500	69,938
Apartment Investment & Management Co. – Class A	5,290	108,128
Associated Estates Realty Corp.	1,300	17,628
AvalonBay Communities, Inc.	3,750	394,575
Boardwalk Real Estate Investment Trust	2,000	83,631
BRE Properties, Inc.	2,670	109,150
Camden Property Trust	2,700	123,552
Canadian Apartment Properties REIT	2,800	43,719

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

China Overseas Land & Investment Ltd.	169,400	$363,170
China Resources Land Ltd.	78,200	150,208
Colonia Real Estate AG(a)	630	3,225
Colonial Properties Trust	2,900	45,994
Conwert Immobilien Invest SE	3,580	41,358
Deutsche Wohnen AG(a)	3,400	33,078
Equity Residential	12,650	579,750
Essex Property Trust, Inc.	1,230	130,097
GAGFAH SA	3,700	26,413
Grainger PLC	10,080	16,839
Hilltop Holdings, Inc.(a)	1,730	17,075
Home Properties, Inc.	1,550	78,275
Killam Properties, Inc.	1,900	16,482
Kowloon Development Co., Ltd.	13,000	13,554
KWG Property Holding Ltd.	48,000	32,786
Mid-America Apartment Communities, Inc.	1,230	69,458
Mirvac Group	148,140	177,260
Northern Property Real Estate Investment Trust	1,300	31,331
Patrizia Immobilien AG(a)	4,100	16,242
Post Properties, Inc.	2,350	59,690
Shenzhen Investment Ltd.	109,800	38,399
Shimao Property Holdings Ltd.	58,700	95,780
Stockland	106,053	373,326
UDR, Inc.	6,680	137,474
Wing Tai Holdings Ltd.	20,600	24,680
Yanlord Land Group Ltd.	23,100	30,117

		3,552,382

Self Storage – 0.3%
Big Yellow Group PLC	4,250	18,947
Extra Space Storage, Inc.	3,600	55,044
Public Storage	5,770	565,575
Safestore Holdings PLC	10,640	19,908
Sovran Self Storage, Inc.	1,180	44,569
U-Store-It Trust	4,780	38,240

		742,283

Student Housing – 0.0%
Education Realty Trust, Inc.	2,330	15,937

		4,405,932

Office – 1.4%
Office – 1.4%
Allied Properties Real Estate Investment Trust	1,600	31,359
Allreal Holding AG	130	16,288
Alstria Office REIT-AG	620	6,694
Befimmo SCA Sicafi	670	50,055
Beni Stabili SpA	39,700	31,648

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Boston Properties, Inc.	6,250	$508,750
Brandywine Realty Trust	5,500	60,445
Brookfield Properties Corp.	15,600	223,536
CapitaCommercial Trust	87,700	90,783
Castellum AB	7,160	73,099
Champion REIT	100,100	49,309
Charter Hall Office REIT	202,130	44,290
CLS Holdings PLC(a)	1,720	13,585
Cominar Real Estate Investment Trust	2,400	46,229
Commonwealth Property Office Fund	82,890	69,860
CommonWealth REIT	2,730	65,848
Corporate Office Properties Trust SBI MD	2,450	88,445
Daibiru Corp.	2,400	17,702
Derwent London PLC	4,200	90,419
Douglas Emmett, Inc.	3,790	61,095
Duke Realty Corp.	10,460	117,257
Dundee Real Estate Investment Trust	1,500	35,772
Fabege AB	6,840	47,750
Government Properties Income Trust	1,220	31,317
Great Portland Estates PLC	12,980	62,715
Highwoods Properties, Inc.	2,930	91,650
Hongkong Land Holdings Ltd.	70,000	376,310
Hufvudstaden AB – Class A	6,280	54,568
ING Office Fund	113,230	60,679
Intervest Offices	550	15,532
Japan Prime Realty Investment Corp.	29	64,722
Japan Real Estate Investment Corp.	21	186,464
Kilroy Realty Corp.	2,120	65,953
Liberty Property Trust	4,630	140,613
Mack-Cali Realty Corp.	3,320	102,422
Mori Trust Sogo Reit, Inc.	3	24,805
Nippon Building Fund, Inc.	23	195,248
Nomura Real Estate Office Fund, Inc.	13	64,432
Norwegian Property ASA(a)	17,900	25,901
NTT Urban Development Corp.	64	49,871
Orix JREIT, Inc.	10	47,168
Parkway Properties Inc.	860	12,573
Piedmont Office Realty Trust, Inc.	1,300	23,868
PS Business Parks, Inc.	790	44,453
PSP Swiss Property AG(a)	1,930	130,490
SL Green Realty Corp.	3,180	191,690
Societe de la Tour Eiffel	220	14,420
Societe Immobiliere de Location pour l’Industrie et le Commerce	490	53,965
Sponda Oyj	8,610	32,801
Swiss Prime Site AG(a)	1,680	109,311
Technopolis PLC	3,460	15,251

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Tokyo Tatemono Co., Ltd.	15,860	$55,487
Vastned Offices/Industrial NV	700	10,056
Workspace Group PLC	25,940	7,658
Zueblin Immobilien Holding AG(a)	990	3,540

		4,206,151

Materials – 1.0%
Chemicals – 0.4%
Air Liquide SA	504	52,130
Air Products & Chemicals, Inc.	750	55,522
Airgas, Inc.	300	19,740
Akzo Nobel NV	488	25,652
Asahi Kasei Corp.	2,000	9,884
BASF SE	1,730	90,991
CF Industries Holdings, Inc.	250	23,125
Daicel Chemical Industries Ltd.	1,000	6,129
Dow Chemical Co. (The)	4,000	97,480
Eastman Chemical Co.	250	15,388
Ecolab, Inc.	800	37,920
EI du Pont de Nemours & Co.	3,150	128,425
FMC Corp.	250	15,570
Givaudan SA	29	27,631
Hitachi Chemical Co., Ltd.	400	6,931
Incitec Pivot Ltd.	9,134	27,589
International Flavors & Fragrances, Inc.	250	11,423
JSR Corp.	400	5,882
K& S AG	360	18,770
Koninklijke DSM NV	374	15,476
Kuraray Co., Ltd.	500	5,659
Linde AG	286	32,155
Mitsubishi Chemical Holdings Corp.	2,500	11,828
Mitsubishi Gas Chemical Co., Inc.	1,000	5,404
Mitsui Chemicals, Inc.	3,000	7,676
Monsanto Co.	1,900	100,035
Nitto Denko Corp.	300	9,627
Orica Ltd.	1,047	23,443
PPG Industries, Inc.	600	39,498
Praxair, Inc.	1,050	90,331
Sherwin-Williams Co. (The)	350	24,633
Shin-Etsu Chemical Co., Ltd.	800	37,035
Showa Denko KK	4,000	7,106
Sigma-Aldrich Corp.	400	21,268
Solvay SA	268	24,243
Sumitomo Chemical Co., Ltd.	3,000	12,310
Syngenta AG	178	40,994
Taiyo Nippon Sanso Corp.	1,000	7,902
Teijin Ltd.	3,000	9,218

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Toray Industries, Inc.	3,000	$15,864
Ube Industries Ltd.	3,000	6,370
Yara International ASA	733	29,261

		1,253,518

Construction Materials – 0.0%
CRH PLC (London)	1,348	20,681
HeidelbergCement AG	415	16,578
Holcim Ltd.	462	27,700
Lafarge SA	387	17,754
Vulcan Materials Co.	450	16,542

		99,255

Containers & Packaging – 0.1%
Amcor Ltd.	4,327	25,996
Ball Corp.	300	16,824
Bemis Co., Inc.	350	10,105
Owens-Illinois, Inc.(a)	550	13,783
Pactiv Corp.(a)	450	14,436
Sealed Air Corp.	550	11,280
Toyo Seikan Kaisha Ltd.	500	7,956

		100,380

Metals & Mining – 0.5%
AK Steel Holding Corp.	350	4,459
Alcoa, Inc.	3,500	35,735
Allegheny Technologies, Inc.	350	14,252
Anglo American PLC	2,479	88,417
Antofagasta PLC	1,780	27,999
ArcelorMittal (Euronext Amsterdam)	1,617	46,867
BHP Billiton Ltd.	6,321	209,717
BHP Billiton PLC	4,157	115,920
Boliden AB	2,087	23,560
Cliffs Natural Resources, Inc.	450	27,536
Eramet	52	13,136
Eurasian Natural Resources Corp. PLC	1,537	19,861
Fortescue Metals Group Ltd.(a)	6,655	27,866
Freeport-McMoRan Copper & Gold, Inc.	1,650	118,767
Hitachi Metals Ltd.	1,000	10,776
JFE Holdings, Inc.	900	26,556
Kazakhmys PLC	866	15,242
Kobe Steel Ltd.	5,000	10,344
Mitsubishi Materials Corp.(a)	3,000	7,932
Newcrest Mining Ltd.	1,491	49,659
Newmont Mining Corp.	1,700	104,244
Nippon Steel Corp.	10,000	32,994
Nucor Corp.	1,100	40,458

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Randgold Resources Ltd.	278	$25,701
Rio Tinto Ltd.	821	51,563
Rio Tinto PLC	2,583	129,920
Sumitomo Metal Industries Ltd.	6,000	14,058
Sumitomo Metal Mining Co., Ltd.	1,000	12,839
ThyssenKrupp AG	819	22,369
Titanium Metals Corp.(a)	250	4,530
United States Steel Corp.	500	21,255
Vedanta Resources PLC	442	12,735
Voestalpine AG	901	26,652
Xstrata PLC	3,591	56,039

		1,449,958

Paper & Forest Products – 0.0%
International Paper Co.	1,500	30,690
MeadWestvaco Corp.	550	11,968
Nippon Paper Group, Inc.	300	7,787
OJI Paper Co., Ltd.	2,000	9,473
UPM-Kymmene Oyj	1,838	25,152
Weyerhaeuser Co.	700	10,990

		96,060

		2,999,171

Utilities – 0.8%
Electric Utilities – 0.4%
Allegheny Energy, Inc.	550	12,403
American Electric Power Co., Inc.	1,650	58,426
Cheung Kong Infrastructure Holdings Ltd.	2,000	7,728
Chubu Electric Power Co., Inc.	1,200	31,589
Chugoku Electric Power Co., Inc. (The)	500	10,916
CLP Holdings Ltd.	4,000	30,539
Contact Energy Ltd.(a)	901	3,549
Duke Energy Corp.	4,550	78,214
E.ON AG	3,580	100,481
EDF SA	513	20,382
Edison International	1,100	37,125
EDP-Energias de Portugal SA	4,658	14,170
Enel SpA	12,397	58,830
Entergy Corp.	650	51,246
Exelon Corp.	2,300	93,656
FirstEnergy Corp.	1,050	38,356
Fortum Oyj	1,035	23,766
Hokuriku Electric Power Co.	400	9,565
Hongkong Electric Holdings Ltd.	2,500	15,236
Iberdrola SA	6,924	48,585
Kansai Electric Power Co., Inc. (The)	1,400	35,869
Kyushu Electric Power Co., Inc.	700	16,629
NextEra Energy, Inc.	1,450	77,908
Northeast Utilities	600	17,382

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Pepco Holdings, Inc.	750	$13,463
Pinnacle West Capital Corp.	350	13,948
PPL Corp.	1,600	43,456
Progress Energy, Inc.	1,000	42,910
Red Electrica Corp. SA	368	15,107
Scottish & Southern Energy PLC	1,738	30,494
Shikoku Electric Power Co., Inc.	300	9,290
Southern Co.	2,850	104,566
Tohoku Electric Power Co., Inc.	800	18,532
Tokyo Electric Power Co., Inc. (The)	2,300	66,867

		1,251,183

Gas Utilities – 0.1%
Enagas	1,530	26,959
EQT Corp.	500	16,300
Hong Kong & China Gas Co., Ltd.	7,000	16,964
Nicor, Inc.	150	6,343
Oneok, Inc.	350	15,018
Osaka Gas Co., Ltd.	4,000	15,083
Snam Rete Gas SpA	5,586	25,824
Toho Gas Co., Ltd.	3,000	15,491
Tokyo Gas Co., Ltd.	5,000	23,303

		161,285

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)	2,300	23,552
Constellation Energy Group, Inc.	700	20,531
Electric Power Development Co., Ltd.	300	9,647
Iberdrola Renovables SA	1,900	6,206
International Power PLC	5,295	30,053
NRG Energy, Inc.(a)	850	17,272

		107,261

Multi-Utilities – 0.3%
AGL Energy Ltd.	1,906	25,514
Ameren Corp.	800	22,456
CenterPoint Energy, Inc.	1,400	20,706
Centrica PLC	9,662	48,066
CMS Energy Corp.	750	13,125
Consolidated Edison, Inc.	1,000	47,530
Dominion Resources, Inc.	2,050	87,658
DTE Energy Co.	600	28,110
GDF Suez	2,341	72,190
Integrys Energy Group, Inc.	250	12,113
National Grid PLC	8,016	67,496
NiSource, Inc.	950	16,473
PG&E Corp.	1,300	60,788
Public Service Enterprise Group, Inc.	1,750	55,930
RWE AG	789	51,642
SCANA Corp.	400	15,612

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sempra Energy	850	$43,282
Suez Environnement Co.	822	13,187
TECO Energy, Inc.	700	11,816
Veolia Environnement	828	19,255
Wisconsin Energy Corp.	400	22,296
Xcel Energy, Inc.	1,550	34,581

		789,826

		2,309,555

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	20,550	555,466
Belgacom SA	812	28,868
BT Group PLC	14,600	29,774
CenturyTel, Inc.	1,050	37,968
Deutsche Telekom AG	5,339	70,139
Elisa Oyj(a)	912	18,049
France Telecom SA	3,492	70,981
Frontier Communications Corp.	3,396	26,251
Hellenic Telecommunications Organization SA	713	4,864
Iliad SA	300	28,175
Inmarsat PLC	2,133	21,814
Koninklijke KPN NV	3,147	45,499
Nippon Telegraph & Telephone Corp.	1,000	42,998
PCCW Ltd.	7,000	2,284
Portugal Telecom SGPS SA	1,580	18,529
Qwest Communications International, Inc.	5,150	29,097
Singapore Telecommunications Ltd.	15,000	33,945
Swisscom AG	74	28,723
Tele2 AB – Class B	968	17,407
Telecom Italia SpA (ordinary shares)	18,901	25,469
Telecom Italia SpA (savings shares)	14,099	15,466
Telefonica SA	7,975	176,262
Telekom Austria AG	684	8,721
Telenor ASA	1,783	26,006
TeliaSonera AB	4,229	30,376
Telstra Corp. Ltd.	9,442	23,191
Verizon Communications, Inc.	9,800	289,198
Windstream Corp.	1,650	19,033

		1,724,553

Wireless Telecommunication Services – 0.1%
American Tower Corp. – Class A(a)	1,400	65,604
KDDI Corp.	7	33,759
MetroPCS Communications, Inc.(a)	900	8,046

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Millicom International Cellular SA	107	$9,797
NTT DoCoMo, Inc.	29	49,141
Softbank Corp.	1,400	40,130
Sprint Nextel Corp.(a)	10,300	42,024
StarHub Ltd.	2,000	3,633
Vodafone Group PLC	99,067	237,865

		489,999

		2,214,552

Lodging – 0.3%
Lodging – 0.3%
Ashford Hospitality Trust, Inc.(a)	2,410	19,352
CDL Hospitality Trusts	25,800	38,116
DiamondRock Hospitality Co.(a)	6,420	56,239
FelCor Lodging Trust, Inc.(a)	3,990	15,880
Hersha Hospitality Trust	4,790	22,705
Hospitality Properties Trust	5,110	99,900
Host Hotels & Resorts, Inc.	29,360	385,497
InnVest Real Estate Investment Trust	4,800	28,493
LaSalle Hotel Properties	2,850	60,050
Strategic Hotels & Resorts, Inc.(a)	6,300	22,491
Sunstone Hotel Investors, Inc.(a)	3,580	30,681

		779,404

Total Common Stocks (cost $82,105,156)		79,260,944

	Principal Amount (000)
GOVERNMENTS - TREASURIES – 17.6%
United States – 17.6%
U.S. Treasury Bonds 4.75%, 2/15/37	$1,665	2,043,788
6.875%, 8/15/25	3,185	4,681,950
U.S. Treasury Notes 0.75%, 11/30/11	4,270	4,290,184
1.00%, 9/30/11-10/31/11	10,457	10,533,633
1.75%, 3/31/14	3,658	3,768,025
1.875%, 2/28/14	5,180	5,358,062
2.25%, 5/31/14	4,120	4,318,918
2.75%, 10/31/13-2/15/19	4,581	4,792,327
3.25%, 3/31/17	2,018	2,194,575
4.625%, 8/31/11	6,105	6,367,326
4.75%, 8/15/17	3,175	3,768,080

Total Governments - Treasuries (cost $50,319,862)		52,116,868

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Volatility Management—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 51.2%
Investment Companies – 51.2%
AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio, 0.19%(b) (cost $151,708,015)	$151,708,015	$151,708,015

Total Investments – 95.6% (cost $284,133,033)		283,085,827
Other assets less liabilities – 4.4%		13,166,498

Net Assets – 100.0%		$296,252,325

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts
MSCI EAFE Mini Index Futures	452	September 2010	$33,606,418	$32,137,200	$(1,469,218)
RUSSELL 2000 Mini Index Futures	112	September 2010	7,179,532	6,737,920	(441,612)
S&P 500 Mini Index Futures	6	December 2010	314,722	312,990	(1,732)
S&P 500 Mini Index Futures	1,619	September 2010	89,010,679	84,859,885	(4,150,794)
S&P MidCap 400 Mini Index Futures	228	September 2010	17,352,652	16,441,080	(911,572)

					$(6,974,928)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Russell 2000 Total Return index	1,138	1-Month USD-LIBOR-BBA Less a specified spread*	$3,111	5/16/11	Citibank	$(64,224)
Receive	MSCI Daily TR Gross EAFE	3,007	1-Month USD-LIBOR-BBA Plus a specified spread*	13,705	4/15/11	Citibank	(288,652)

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	ITSE EPRA/NAREIT Developed Real Estate index	396	1-Month USD-LIBOR-BBA Less a specified spread*	$1,000	8/15/11	Credit Suisse International	$(2,335)
Receive	ITSE EPRA/NAREIT Developed Real Estate index	1,492	1-Month USD-LIBOR-BBA Less a specified spread*	3,703	9/15/11	Credit Suisse International	55,911
Receive	Russell 2000 Total Return index	398	1-Month USD-LIBOR-BBA Less a specified spread*	1,088	4/18/11	Morgan Stanley Capital Services	(22,432)
Receive	Russell 2000 Total Return index	591	1-Month USD-LIBOR-BBA Less a specified spread*	1,616	6/15/11	Morgan Stanley Capital Services	(33,383)

							$(355,115)

*	BBA – British Bankers’ Association

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

LIBOR	– London Interbank Offered Rates
REG	– Registered Shares
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Volatility Management—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2010

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,893,244,087, $1,816,564,929 and $752,873,636, respectively)	$1,879,451,154		$1,912,105,444		$907,163,431
Affiliated issuers (cost $15,636,137, $9,035,866 and $5,548,810, respectively)	15,636,137		9,035,866		5,548,810
Foreign currencies, at value (cost $0, $0 and $6,615,732, respectively)	– 0	–	– 0	–	6,570,666
Receivable for investment securities sold	57,118,026		14,207,833		747,371
Dividends receivable	4,316,916		2,565,169		3,353,115
Receivable for shares of beneficial interest sold	251,410		281,366		– 0	–
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	4,640,727

Total assets	1,956,773,643		1,938,195,678		928,024,120

Liabilities
Payable for investment securities purchased	18,825,479		14,392,760		935,479
Payable for shares of beneficial interest redeemed	2,146		84,741		981,787
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	947,231
Accrued expenses	118,053		97,657		117,300

Total liabilities	18,945,678		14,575,158		2,981,797

Net Assets	$1,937,827,965		$1,923,620,520		$925,042,323

Composition of Net Assets
Paid-in capital	$2,841,800,003		$2,360,212,001		$1,213,976,765
Undistributed/(distributions in excess of) net investment income	8,634,244		4,153,368		8,629,284
Accumulated net realized loss on investment and foreign currency transactions	(898,813,349)		(536,285,364)		(455,472,053)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(13,792,933)		95,540,515		157,908,327

Net Assets	$1,937,827,965		$1,923,620,520		$925,042,323

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	270,001,500		215,149,258		107,879,332

Net Asset Value	$7.18		$8.94		$8.57

See notes to financial statements.

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Value	International Growth		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,068,172,506, $971,551,640 and $484,062,558, respectively)	$995,592,569	$1,019,614,658		$492,814,422
Affiliated issuers (cost $8,376,836, $16,753,612 and $6,704,525, respectively)	8,376,836	16,753,612		6,704,525
Cash(a)	185,918	1,850,050		– 0	–
Foreign currencies, at value (cost $5,937,798, $7,677,061 and $0, respectively)	5,930,561	7,712,889		– 0	–
Unrealized appreciation of forward currency exchange contracts	9,551,958	24,034,204		– 0	–
Dividends receivable	2,740,879	3,563,995		382,326
Receivable for investment securities sold and foreign currency transactions	96,274	8,131,434		1,942,012
Receivable for shares of beneficial interest sold	32,132	– 0	–	34,022

Total assets	1,022,507,127	1,081,660,842		501,877,307

Liabilities
Unrealized depreciation of forward currency exchange contracts	7,165,871	26,037,954		– 0	–
Payable for investment securities purchased and foreign currency transactions	1,924,630	16,994,384		1,270,240
Payable for variation margin on futures contracts	167,553	135,751		– 0	–
Payable for shares of beneficial interest redeemed	56,223	712,887		– 0	–
Accrued expenses and other liabilities	120,149	530,712		82,014

Total liabilities	9,434,426	44,411,688		1,352,254

Net Assets	$1,013,072,701	$1,037,249,154		$500,525,053

Composition of Net Assets
Paid-in capital	$1,505,266,481	$1,391,271,369		$580,437,183
Undistributed/(distributions in excess of) net investment income	10,897,942	26,806,579		1,409,321
Accumulated net realized loss on investment and foreign currency transactions	(432,566,184)	(426,573,223)		(90,073,315)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(70,525,538)	45,744,429		8,751,864

Net Assets	$1,013,072,701	$1,037,249,154		$500,525,053

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	146,291,061	126,850,691		55,150,693

Net Asset Value	$6.93	$8.18		$9.08

(a)	Amounts of $185,917 and $1,067,806 have been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2010 for the International Value Portfolio and International Growth Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Short Duration Bond		Intermediate Duration Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $445,746,608, $1,236,166,395 and $1,218,370,182, respectively)	$515,854,815		$1,217,411,289		$1,280,671,392
Affiliated issuers (cost $7,891,306, $26,878,720 and $115,478,509, respectively)	7,891,306		26,878,720		115,478,509
Cash(a)	– 0	–	844,295		196
Receivable for investment securities sold	10,823,589		– 0	–	1,093,153
Dividends and interest receivable	247,697		5,191,296		11,440,119
Receivable for variation margin on futures contracts	– 0	–	11,931		– 0	–
Other asset (see Note E)	– 0	–	– 0	–	644,984

Total assets	534,817,407		1,250,337,531		1,409,328,353

Liabilities
Payable for investment securities purchased	14,148,498		– 0	–	33,507,110
TALF loan payable	– 0	–	30,844,320		18,664,320
Payable for shares of beneficial interest redeemed	– 0	–	1,367,412		3,617,698
Interest expense payable	– 0	–	17,252		10,439
Accrued expenses	75,797		97,526		106,041

Total liabilities	14,224,295		32,326,510		55,905,608

Net Assets	$520,593,112		$1,218,011,021		$1,353,422,745

Composition of Net Assets
Paid-in capital	$521,552,124		$1,281,922,804		$1,286,350,835
Undistributed/(distributions in excess of) net investment income	571,768		2,904,022		5,696,255
Accumulated net realized gain (loss) on investment and foreign currency transactions	(71,638,987)		(47,965,398)		(925,555)
Net unrealized appreciation/(depreciation) on investments	70,108,207		(18,850,407)		62,301,210

Net Assets	$520,593,112		$1,218,011,021		$1,353,422,745

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	44,219,845		127,421,566		125,535,180

Net Asset Value	$11.77		$9.56		$10.78

(a)	An amount of $842,048 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2010 for the Short Duration Bond Portfolio.

See notes to financial statements.

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $873,455,888, $455,558,844 and $132,425,018, respectively)	$919,509,714		$483,102,043		$131,377,812
Affiliated issuers (cost $4,138,117, $0 and $151,708,015, respectively)	4,138,117		– 0	–	151,708,015
Cash(a)	131,435		– 0	–	12,813,126
Foreign currencies, at value (cost $0, $81,642 and $103,410, respectively)	– 0	–	81,937		103,573
Dividends and interest receivable	5,297,709		9,570,623		357,711
Premium paid on credit default swap contracts	528,556		65,488		– 0	–
Unrealized appreciation of forward currency exchange contracts	303,613		– 0	–	– 0	–
Receivable for investment securities sold and foreign currency transactions	7,236		1,121,377		87,705
Unrealized appreciation on credit default swap contracts	– 0	–	114,553		– 0	–
Receivable for variation margin on futures contracts	– 0	–	– 0	–	483,190
Deferred offering expenses	– 0	–	– 0	–	73,694
Unrealized appreciation on total return swap contracts	– 0	–	– 0	–	55,911
Receivable for shares of beneficial interest sold	– 0	–	– 0	–	40,774

Total assets	929,916,380		494,056,021		297,101,511

Liabilities
Due to custodian	– 0	–	2,898,596		– 0	–
Payable reverse repurchase agreements	258,254,226		– 0	–	– 0	–
Unrealized depreciation on credit default swap contracts	1,473,468		149,507		– 0	–
Unrealized depreciation of forward currency exchange contracts	1,323,800		12,404		– 0	–
Payable for investment securities purchased and foreign currency transactions	598,582		2,763,271		213,325
Payable for shares of beneficial interest redeemed	367,724		385,389		81,504
Payable for variation margin on futures contracts	48,598		– 0	–	– 0	–
Unrealized depreciation on total return swap contracts	– 0	–	– 0	–	411,026
Payable for offering costs	– 0	–	– 0	–	35,096
Payable to Adviser	– 0	–	– 0	–	30,406
Accrued expenses	86,067		96,134		77,829

Total liabilities	262,152,465		6,305,301		849,186

Net Assets	$667,763,915		$487,750,720		$296,252,325

Composition of Net Assets
Paid-in capital	$610,617,656		$518,104,201		$309,981,040
Undistributed net investment income	15,398,519		6,678,331		1,153,191
Accumulated net realized loss on investment and foreign currency transactions	(1,666,090)		(64,529,171)		(6,504,801)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	43,413,830		27,497,359		(8,377,105)

Net Assets	$667,763,915		$487,750,720		$296,252,325

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	62,436,490		49,503,580		31,804,134

Net Asset Value	$10.70		$9.85		$9.31

(a)	Amounts of $131,435 and $12,783,500 have been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2010 for the Bond Inflation Protection Portfolio and Volatility Management Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2010

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $76,241, $483,911 and $1,501,619, respectively)	$45,497,116		$24,558,627		$34,698,650
Affiliated issuers	63,015		10,719		10,364
Interest	– 0	–	– 0	–	5,760

Total income	45,560,131		24,569,346		34,714,774

Expenses
Custodian	167,460		173,642		203,693
Audit	40,711		42,131		50,647
Legal	34,527		35,687		38,316
Printing	9,159		7,674		4,086
Trustees’ fees	4,676		4,637		4,731
Registration fees	4,418		2,211		2,508
Miscellaneous	36,770		23,930		45,205

Total expenses	297,721		289,912		349,186

Net investment income	45,262,410		24,279,434		34,365,588

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(18,411,111)		131,409,793		44,895,443
Foreign currency transactions	712		682		7,745,476
Net change in unrealized appreciation/depreciation of:
Investments	29,326,629		(182,394,282)		53,159,914
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	1,821,552

Net gain (loss) on investment and foreign currency transactions	10,916,230		(50,983,807)		107,622,385

Net Increase (Decrease) in Net Assets from Operations	$56,178,640		$(26,704,373)		$141,987,973

See notes to financial statements.

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	International Value		International Growth		Small-Mid Cap Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,170,590, $2,393,456 and $69,341, respectively)	$30,394,540		$25,595,829		$7,116,305
Affiliated issuers	27,825		15,147		7,653
Interest	5,586		5,178		– 0	–

Total income	30,427,951		25,616,154		7,123,958

Expenses
Custodian	254,956		230,815		114,357
Audit	50,606		41,827		39,417
Legal	33,468		36,864		40,055
Trustees’ fees	4,680		4,767		4,553
Printing	4,463		3,787		2,118
Registration fees	4,450		2,355		4,164
Miscellaneous	39,986		29,615		5,573

Total expenses	392,609		350,030		210,237

Net investment income	30,035,342		25,266,124		6,913,721

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(44,783,067)		56,542,541	(a)	56,197,199
Futures contracts	1,237,481		– 0	–	– 0	–
Foreign currency transactions	18,589,909		33,536,831		– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	(52,804,170)		(51,495,916	)(b)	22,264,911
Futures contracts	(954,547)		(31,086)		– 0	–
Foreign currency denominated assets and liabilities	431,901		(12,539,381)		– 0	–

Net gain (loss) on investment and foreign currency transactions	(78,282,493)		26,012,989		78,462,110

Contributions from Adviser (see Note B)	– 0	–	2,055		– 0	–

Net Increase (Decrease) in Net Assets from Operations	$(48,247,151)		$51,281,168		$85,375,831

(a)	Net of foreign capital gains taxes of $229,323.
(b)	Net of increase in accrued foreign capital gains taxes of $394,567.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Statement of Operations

	Small-Mid Cap Growth		Short Duration Bond			Intermediate Duration Bond
Investment Income
Dividends
Unaffiliated issuers	$2,854,066		$	– 0	–	$	– 0	–
Affiliated issuers	8,456			36,296			126,836
Interest	– 0	–		33,261,230			61,519,126

Total income	2,862,522			33,297,526			61,645,962

Expenses
Custodian	116,770			183,359			206,161
Legal	36,480			39,166			35,040
Audit	35,664			42,845			42,030
Trustees’ fees	4,617			4,654			4,495
Registration fees	2,096			8,518			1,969
Printing	1,827			4,131			2,054
Miscellaneous	4,338			10,903			16,813

Total expense before interest expense and TALF administrative fee	201,792			293,576			308,562
Interest expense	– 0	–		1,132,181			1,476,940
TALF administrative fee	– 0	–		40,110			44,525

Total expenses	201,792			1,465,867			1,830,027

Net investment income	2,660,730			31,831,659			59,815,935

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	94,435,638			(6,623,097)			20,326,875
Futures contracts	– 0	–		(825,284)			1,063,457
Swap contracts	– 0	–		– 0	–		999,402
Foreign currency transactions	– 0	–		– 0	–		(252,271)
Net change in unrealized appreciation/depreciation of:
Investments	(5,407,109)			47,801,394			83,057,323
Futures contracts	– 0	–		405,972			– 0	–
Swap contracts	– 0	–		– 0	–		(679,946)
Foreign currency denominated assets and liabilities	– 0	–		– 0	–		400,883

Net gain on investment and foreign currency transactions	89,028,529			40,758,985			104,915,723

Net Increase in Net Assets from Operations	$91,689,259			$72,590,644			$164,731,658

See notes to financial statements.

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Bond Inflation Protection		High-Yield		Volatility Management(a)
Investment Income
Interest	$21,497,357		$46,385,180		$480,928
Dividends
Affiliated issuers	15,685		5,039		87,954
Unaffiliated issuers	– 0	–	210,375		652,736

Total income	21,513,042		46,600,594		1,221,618

Expenses
Custodian	120,547		164,964		86,606
Legal	56,860		33,500		13,652
Amortization of organization expense	– 0	–	– 0	–	43,255
Audit	41,627		60,659		35,000
Registration fees	4,723		954		1,155
Trustees’ fees	4,675		4,527		2,188
Printing	1,292		1,046		2,604
Miscellaneous	4,880		4,562		22,205

Total expenses before interest expense	234,604		270,212		206,665
Interest expense	200,192		– 0	–	– 0	–

Total expenses	434,796		270,212		206,665

Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(57,715)

Net expenses	434,796		270,212		148,950

Net investment income	21,078,246		46,330,382		1,072,668

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,803,971		2,395,854		1,517,694
Futures contracts	658,079		– 0	–	(3,013,439)
Swap contracts	299,126		(150,559)		(5,032,285)
Foreign currency transactions	(742,278)		1,217,961		74,915
Net change in unrealized appreciation/depreciation of:
Investments	34,879,021		68,075,677		(1,047,206)
Futures contracts	(134,520)		– 0	–	(6,974,928)
Swap contracts	(1,473,468)		162,838		(355,115)
Foreign currency denominated assets and liabilities	(1,032,008)		366,643		144

Net gain (loss) on investment and foreign currency transactions	35,257,923		72,068,414		(14,830,220)

Contributions from Adviser (see Note B)	40,508		– 0	–	– 0	–

Net Increase (Decrease) in Net Assets from Operations	$56,376,677		$118,398,796		$(13,757,552)

(a)	The Volatility Management Portfolio commenced operations on April 16, 2010.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$45,262,410		$59,755,580
Net realized loss on investment and foreign currency transactions	(18,410,399)		(864,352,662)
Net change in unrealized appreciation/depreciation of investments	29,326,629		353,364,527

Net increase (decrease) in net assets from operations	56,178,640		(451,232,555)
Dividends and Distributions to Shareholders from
Net investment income	(46,431,849)		(64,192,908)
Net realized gain on investment transactions	– 0	–	(275,483)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(163,382,517)		86,221,814

Total decrease	(153,635,726)		(429,479,132)
Net Assets
Beginning of period	2,091,463,691		2,520,942,823

End of period (including undistributed net investment income of $8,634,244 and $9,802,971, respectively)	$1,937,827,965		$2,091,463,691

See notes to financial statements.

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,279,434	$25,891,772
Net realized gain (loss) on investment and foreign currency transactions	131,410,475	(489,849,357)
Net change in unrealized appreciation/depreciation of investments	(182,394,282)	58,152,729

Net decrease in net assets from operations	(26,704,373)	(405,804,856)
Dividends to Shareholders from
Net investment income	(24,398,886)	(23,934,284)
Transactions in Shares of Beneficial Interest
Net decrease	(103,143,634)	(24,662,726)

Total decrease	(154,246,893)	(454,401,866)
Net Assets
Beginning of period	2,077,867,413	2,532,269,279

End of period (including undistributed net investment income of $4,153,368 and $4,272,138, respectively)	$1,923,620,520	$2,077,867,413

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Statement of Changes in Net Assets

	Global Real Estate Investment
	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,365,588	$39,319,146
Net realized gain (loss) on investment and foreign currency transactions	52,640,919	(415,710,175)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	54,981,466	205,328,781

Net increase (decrease) in net assets from operations	141,987,973	(171,062,248)
Dividends to Shareholders from
Net investment income	(26,734,353)	(5,812,876)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(184,748,328)	39,031,083

Total decrease	(69,494,708)	(137,844,041)
Net Assets
Beginning of period	994,537,031	1,132,381,072

End of period (including undistributed net investment income of $8,629,284 and distributions in excess of net investment income of ($30,994,660), respectively)	$925,042,323	$994,537,031

See notes to financial statements.

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,035,342		$33,257,484
Net realized loss on investment and foreign currency transactions	(24,955,677)		(403,563,359)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(53,326,816)		166,175,439
Contributions from Adviser (see Note B)	– 0	–	213,196

Net decrease in net assets from operations	(48,247,151)		(203,917,240)
Dividends and Distributions to Shareholders from
Net investment income	(26,785,904)		(29,331,747)
Net realized gain on investment transactions	– 0	–	(47,413,051)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(39,246,088)		179,537,135

Total decrease	(114,279,143)		(101,124,903)
Net Assets
Beginning of period	1,127,351,844		1,228,476,747

End of period (including undistributed net investment income of $10,897,942 and distributions in excess of net investment income of ($11,235,470), respectively)	$1,013,072,701		$1,127,351,844

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,266,124		$29,350,048
Net realized gain (loss) on investment and foreign currency transactions	90,079,372		(463,979,673)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(64,066,383)		134,594,068
Contributions from Adviser (see Note B)	2,055		57,294

Net increase (decrease) in net assets from operations	51,281,168		(299,978,263)
Dividends and Distributions to Shareholders from
Net investment income	(37,417,914)		(33,261,661)
Net realized gain on investment transactions	– 0	–	(120,835)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(54,395,322)		165,162,828

Total decrease	(40,532,068)		(168,197,931)
Net Assets
Beginning of period	1,077,781,222		1,245,979,153

End of period (including undistributed net investment income of $26,806,579 and $5,650,861, respectively)	$1,037,249,154		$1,077,781,222

See notes to financial statements.

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,913,721		$9,670,916
Net realized gain (loss) on investment transactions	56,197,199		(147,026,372)
Net change in unrealized appreciation/depreciation of investments	22,264,911		34,817,994

Net increase (decrease) in net assets from operations	85,375,831		(102,537,462)
Dividends and Distributions to Shareholders from
Net investment income	(7,444,369)		(9,903,466)
Net realized gain on investment transactions	– 0	–	(45,972,741)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(130,550,929)		25,770,496

Total decrease	(52,619,467)		(132,643,173)
Net Assets
Beginning of period	553,144,520		685,787,693

End of period (including undistributed net investment income of $1,409,321 and $2,475,568, respectively)	$500,525,053		$553,144,520

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,660,730		$2,330,437
Net realized gain (loss) on investment transactions	94,435,638		(130,310,980)
Net change in unrealized appreciation/depreciation of investments	(5,407,109)		(2,610,035)
Contributions from Adviser (see Note B)	– 0	–	791

Net increase (decrease) in net assets from operations	91,689,259		(130,589,787)
Dividends to Shareholders from
Net investment income	(2,538,112)		(2,218,697)
Transactions in Shares of Beneficial Interest
Net decrease	(116,837,117)		(5,203,248)

Total decrease	(27,685,970)		(138,011,732)
Net Assets
Beginning of period	548,279,082		686,290,814

End of period (including undistributed net investment income of $571,768 and $449,150, respectively)	$520,593,112		$548,279,082

See notes to financial statements.

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$31,831,659	$42,190,796
Net realized loss on investment transactions	(7,448,381)	(21,481,199)
Net change in unrealized appreciation/depreciation of investments	48,207,366	3,532,774

Net increase in net assets from operations	72,590,644	24,242,371
Dividends to Shareholders from
Net investment income	(34,462,838)	(44,230,027)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	72,283,238	(170,953,640)

Total increase (decrease)	110,411,044	(190,941,296)
Net Assets
Beginning of period	1,107,599,977	1,298,541,273

End of period (including undistributed net investment income of $2,904,022 and $3,135,547, respectively)	$1,218,011,021	$1,107,599,977

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$59,815,935	$67,823,944
Net realized gain (loss) on investment and foreign currency transactions	22,137,463	(21,006,412)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	82,778,260	31,492,529

Net increase in net assets from operations	164,731,658	78,310,061
Dividends to Shareholders from
Net investment income	(59,461,645)	(74,748,745)
Transactions in Shares of Beneficial Interest
Net decrease	(32,598,755)	(377,225,455)

Total increase (decrease)	72,671,258	(373,664,139)
Net Assets
Beginning of period	1,280,751,487	1,654,415,626

End of period (including undistributed net investment income of $5,696,255 and $4,588,061, respectively)	$1,353,422,745	$1,280,751,487

See notes to financial statements.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

Bond Inflation Protection
Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,078,246	$2,475,002
Net realized gain (loss) on investment and foreign currency transactions	3,018,898	(3,417,167)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	32,239,025	(14,610,443)
Contributions from Adviser (see Note B)	40,508	– 0	–

Net increase (decrease) in net assets from operations	56,376,677	(15,552,608)
Dividends to Shareholders from
Net investment income	(7,815,952)	(38,875,317)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	32,882,470	(48,169,296)

Total increase (decrease)	81,443,195	(102,597,221)
Net Assets
Beginning of period	586,320,720	688,917,941

End of period (including undistributed net investment income of $15,398,519 and $2,266,423, respectively)	$667,763,915	$586,320,720

See notes fo financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Statement of Changes in Net Assets

	High-Yield
	Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$46,330,382	$46,809,322
Net realized gain (loss) on investment and foreign currency transactions	3,463,256	(52,091,777)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	68,605,158	23,218,238

Net increase in net assets from operations	118,398,796	17,935,783
Dividends to Shareholders from
Net investment income	(45,864,332)	(45,605,929)
Transactions in Shares of Beneficial Interest
Net decrease	(48,183,282)	(35,780,608)

Total increase (decrease)	24,351,182	(63,450,754)
Net Assets
Beginning of period	463,399,538	526,850,292

End of period (including undistributed net investment income of $6,678,331 and $4,308,638, respectively)	$487,750,720	$463,399,538

See notes to financial statements.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Volatility Management
	April 16, 2010(a) to August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,072,668
Net realized loss on investment and foreign currency transactions	(6,453,115)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,377,105)

Net decrease in net assets from operations	(13,757,552)
Transactions in Shares of Beneficial Interest
Net increase	310,009,877

Total increase	296,252,325
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $1,153,191)	$296,252,325

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended August 31, 2010

	Bond Inflation Protection
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$13,044,701
Interest expense paid	(200,192)
Operating expenses paid	(200,678)

Net increase in cash from operating activities		$12,643,831
Investing Activities:
Purchases of long-term investments	(451,965,759)
Proceeds from disposition of long-term investments	152,875,159
Sales of short-term investments, net	873,608
Payments on swap contracts, net	(229,430)
Proceeds from futures	572,157
Realized currency gains on foreign forward currency contracts closed	1,566,623

Net decrease in cash from investing activities		(296,307,642)
Financing Activities:
Redemptions of capital stock, net	25,541,020
Increase in reverse repurchase agreements	258,254,226

Net increase in cash from financing activities		283,795,246

Net increase in cash		131,435
Cash at beginning of year		—

Cash at end of year		$131,435

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$56,376,677
Adjustments:
Increase in interest and dividends receivable	$(3,674,882)
Net amortization of bond premium	1,778,063
Inflation Index Adjustment	(6,571,522)
Increase in accrued expenses	33,926
Net realized gain on investment and foreign currency transactions	(3,018,898)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,239,025)
Contributions from Adviser	(40,508)

Total adjustments		(43,732,846)

Net increase in cash from operating activities		$12,643,831

See notes to financial statements.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

August 31, 2010

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio (formerly, AllianceBernstein Inflation Protected Securities Portfolio), AllianceBernstein High-Yield Portfolio and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). The AllianceBernstein Volatility Management Portfolio commenced operations on April 16, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Notes to Financial Statements

Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note A.2).

In valuing the Term Asset-Backed Loan Facility (“TALF”) transactions, the Adviser utilizes a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans takes into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio have elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a portfolio the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolios recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). As of August 31, 2010, these two Portfolios did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2010:

U.S. Value Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,879,451,154	$—	$—	$1,879,451,154
Short-Term Investments	15,636,137	—	—	15,636,137

Total Investments in Securities	1,895,087,291	—	—	1,895,087,291
Other Financial Instruments*	—	—	—	—

Total	$1,895,087,291	$—	$—	$1,895,087,291

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Notes to Financial Statements

U.S. Large Cap Growth Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,912,105,444	$—	$—	$1,912,105,444
Short-Term Investments	9,035,866	—	—	9,035,866

Total Investments in Securities	1,921,141,310	—	—	1,921,141,310
Other Financial Instruments*	—	—	—	—

Total	$1,921,141,310	$—	$—	$1,921,141,310

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Global Real Estate Investment Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Equity: Other	$144,793,055	$217,990,050		$—	$362,783,105
Residential	133,280,789	54,798,661		—	188,079,450
Retail	119,327,472	66,289,482		—	185,616,954
Office	34,002,499	51,896,408		—	85,898,907
Lodging	40,159,457	19,993,279		—	60,152,736
Industrials	12,562,102	12,020,449		—	24,582,551
Warrants	49,728	—		—	49,728
Short-Term Investments	5,548,810	—		—	5,548,810

Total Investments in Securities	489,723,912	422,988,329	+	—	912,712,241
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	4,640,727		—	4,640,727
Liabilities
Forward Currency Exchange Contracts	—	(947,231)		—	(947,231)

Total	$489,723,912	$426,681,825		$—	$916,405,737

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Value Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$20,391,501	$208,166,577		$—	$228,558,078
Energy	31,651,393	92,794,554		—	124,445,947
Consumer Discretionary	—	114,332,556		—	114,332,556
Materials	20,036,030	82,735,724		—	102,771,754
Industrials	—	101,767,155		—	101,767,155
Telecommunication Services	13,025,348	76,919,885		—	89,945,233
Health Care	—	75,871,321		—	75,871,321
Consumer Staples	—	63,846,087		—	63,846,087
Information Technology	—	53,523,458		—	53,523,458
Utilities	—	40,530,980		—	40,530,980
Short-Term Investments	8,376,836	—		—	8,376,836

Total Investments in Securities	93,481,108	910,488,297	+	—	1,003,969,405
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	9,551,958		—	9,551,958
Liabilities
Futures Contracts	(309,915)	—		—	(309,915	)#
Forward Currency Exchange Contracts	—	(7,165,871)		—	(7,165,871)

Total	$93,171,193	$912,874,384		$—	$1,006,045,577

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Notes to Financial Statements

International Growth Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$32,094,710	$215,439,981		$—	$247,534,691
Consumer Staples	5,596,750	173,581,640		—	179,178,390
Consumer Discretionary	5,094,992	126,893,606		—	131,988,598
Industrials	—	129,799,803		—	129,799,803
Materials	28,357,207	66,706,613		—	95,063,820
Health Care	48,524,246	44,976,840		—	93,501,086
Energy	25,813,440	56,109,895		—	81,923,335
Information Technology	11,040,736	49,584,199		—	60,624,935
Short-Term Investments	16,753,612	—		—	16,753,612

Total Investments in Securities	173,275,693	863,092,577	+	—	1,036,368,270
Other Financial Instruments*:
Assets
Futures Contracts	96,282	—		—	96,282 #
Forward Currency Exchange Contracts	—	24,034,204		—	24,034,204
Liabilities
Futures Contracts	(127,368)	—		—	(127,368)
Forward Currency Exchange Contracts	—	(26,037,954)		—	(26,037,954)

Total	$173,244,607	$861,088,827		$—	$1,034,333,434

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Small-Mid Cap Value Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$492,814,422	$—	$—	$492,814,422
Short-Term Investments	6,704,525	—	—	6,704,525

Total Investments in Securities	499,518,947	—	—	499,518,947
Other Financial Instruments*	—	—	—	—

Total	$499,518,947	$—	$—	$499,518,947

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Growth Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$515,854,815	$—	$—	$515,854,815
Short-Term Investments	7,891,306	—	—	7,891,306
Total Investments in Securities	523,746,121	—	—	523,746,121
Other Financial Instruments*	—	—	—	—

Total	$523,746,121	$—	$—	$523,746,121

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Short Duration Bond Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments – Treasuries	$—	$537,047,370	$—	$537,047,370
Mortgage Pass-Thru’s	—	193,410,594	—	193,410,594
Corporates – Investment Grades	—	147,449,853	—	147,449,853
Asset-Backed Securities	—	109,144,849	37,026,985	146,171,834
CMOs	—	76,700,159	11,137,158	87,837,317
Agencies	—	67,129,426	—	67,129,426
Commercial Mortgage-Backed Securities	—	7,059,314	18,158,640	25,217,954
Short-Term Investments
Investment Companies	26,878,720	—	—	26,878,720
Certificates of Deposit	—	13,146,941	—	13,146,941

Total Investments in Securities	26,878,720	1,151,088,506	66,322,783	1,244,290,009
Other Financial Instruments*:
Assets
Futures Contracts	46,648	—	—	46,648 +
Liabilities
Futures Contracts	(141,949)	—	—	(141,949)
TALF Loans	—	—	(30,844,320)	(30,844,320)

Total	$26,783,419	$1,151,088,506	$35,478,463	$1,213,350,388

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Notes to Financial Statements

Intermediate Duration Bond Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates – Investment Grades	$—	$433,287,133	$—	$433,287,133
Governments – Treasuries	—	279,216,216	—	279,216,216
Mortgage Pass-Thru’s	—	250,775,959	—	250,775,959
Commercial Mortgage-Backed Securities	—	73,406,157	46,293,782	119,699,939
CMOs	—	27,639,713	11,618,047	39,257,760
Agencies	—	30,944,817	—	30,944,817
Governments – Sovereign Bonds	—	25,702,113	—	25,702,113
Asset-Backed Securities	—	20,542,854	3,076,443	23,619,297
Corporates – Non-Investment Grades	—	21,663,722	—	21,663,722
Governments – Sovereign Agencies	—	21,144,648	—	21,144,648
Inflation-Linked Securities	—	13,585,850	—	13,585,850
Quasi-Sovereigns	—	12,356,155	—	12,356,155
Supranationals	—	5,635,049	—	5,635,049
Local Governments – Municipal Bonds	—	3,782,734	—	3,782,734
Short-Term Investments	115,478,509	—	—	115,478,509

Total Investments in Securities	115,478,509	1,219,683,120	60,988,272	1,396,149,901
Other Financial Instruments*	—	—	—	—
TALF Loans	—	—	(18,664,320)	(18,664,320)

Total	$115,478,509	$1,219,683,120	$42,323,952	$1,377,485,581

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Inflation-Linked Securities	$—	$667,507,523	$—	$667,507,523
Corporates – Investment Grades	—	118,362,436	—	118,362,436
Governments – Sovereign Agencies	—	49,311,169	—	49,311,169
Commercial Mortgage-Backed Securities	—	30,106,576	6,992,868	37,099,444
Governments – Treasuries	—	17,873,082	—	17,873,082
Supranationals	—	13,413,479	—	13,413,479
Asset-Backed Securities	—	6,941,684	—	6,941,684
Quasi-Sovereigns	—	4,932,450	—	4,932,450
Corporates – Non-Investment Grades	—	2,564,562	—	2,564,562
Governments – Sovereign Bonds	—	800,310	—	800,310
Emerging Markets – Corporate Bonds	—	703,575	—	703,575
Short-Term Investments	4,138,117	—	—	4,138,117

Total Investments in Securities	4,138,117	912,516,846	6,992,868	923,647,831
Other Financial Instruments*:
Assets
Futures Contracts	98,848	—	—	98,848	+
Forward Currency Exchange Contracts	—	303,613	—	303,613
Liabilities
Futures Contracts	(233,368)	—	—	(233,368	)+
Forward Currency Exchange Contracts	—	(1,323,800)	—	(1,323,800)
Credit Default Swap Contracts	—	(1,473,468)	—	(1,473,468)

Total	$4,003,597	$910,023,191	$6,992,868	$921,019,656

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates – Non-Investment Grades	$—	$344,395,138	$23,810,754	$368,205,892
Corporates – Investment Grades	—	55,229,345	—	55,229,345
Commercial Mortgage-Backed Securities	—	7,680,860	4,928,247	12,609,107
Emerging Markets – Corporate Bonds	—	9,330,258	—	9,330,258
Bank Loans	—	—	7,581,550	7,581,550
Quasi-Sovereigns	—	5,273,687	—	5,273,687
Asset-Backed Securities	—	—	4,657,555	4,657,555
Governments – Treasuries	—	4,592,918	—	4,592,918
Emerging Markets – Sovereigns	—	3,389,448	—	3,389,448
CMOs	—	—	3,200,554	3,200,554
Preferred Stocks	792,149	2,118,915	—	2,911,064
Common Stocks	1,885,834	401,273	174,635	2,461,742
Emerging Markets – Treasuries	—	1,731,148	—	1,731,148
Governments – Sovereign Agencies	—	929,688	—	929,688
Local Governments – Municipal Bonds	—	753,410	—	753,410
Warrants	—	—	161,168	161,168
Option Purchased – Call	—	83,509	—	83,509

Total Investments in Securities	2,677,983	435,909,597	44,514,463	483,102,043
Other Financial Instruments*:
Assets
Credit Default Swap Contracts	—	114,553	—	114,553
Liabilities
Forward Currency Exchange Contracts	—	(12,404)	—	(12,404)
Credit Default Swap Contracts	—	(149,507)	—	(149,507)

Total	$2,677,983	$435,862,239	$44,514,463	$483,054,685

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Equity: Other	$4,078,457	$8,447,952		$—	$12,526,409
Financials	4,792,701	4,060,035		—	8,852,736
Information Technology	6,024,382	827,045		—	6,851,427
Industrials	4,052,344	2,665,774		—	6,718,118
Retail	3,133,436	2,797,535		—	5,930,971
Consumer Staples	3,915,399	1,856,008		—	5,771,407
Health Care	3,861,074	1,556,373		—	5,417,447
Consumer Discretionary	3,434,154	1,867,585		—	5,301,739
Energy	3,594,607	1,381,318		—	4,975,925
Residential	2,929,932	1,476,000		—	4,405,932
Office	1,991,040	2,215,111		—	4,206,151
Materials	1,188,212	1,810,959		—	2,999,171
Utilities	1,274,551	1,035,004		—	2,309,555
Telecommunication Services	1,143,668	1,070,884		—	2,214,552
Lodging	741,288	38,116		—	779,404
Governments – Treasuries	—	52,116,868		—	52,116,868
Short-Term Investments	151,708,015	—		—	151,708,015

Total Investments in Securities	197,863,260	85,222,567	+	—	283,085,827
Other Financial Instruments*:
Assets
Total Return Swap Contracts	—	55,911		—	55,911
Liabilities
Futures Contracts	(6,974,928)	—		—	(6,974,928	)#
Total Return Swap Contracts	—	(411,026)		—	(411,026)

Total	$190,888,332	$84,867,452		$—	$275,755,784

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

International Growth Portfolio	Warrants	Total
Balance as of 8/31/09	$7,224,324	$7,224,324
Accrued discounts (premiums)	—	—
Realized gain (loss)	2,353,031	2,353,031
Change in unrealized appreciation/depreciation	(1,905,850)	(1,905,850)
Net purchases (sales)	(7,671,505)	(7,671,505)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 8/31/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$—	$—

Short Duration Bond Portfolio	Asset- Backed Securities	CMOs	Commercial Mortgage- Backed Securities
Balance as of 8/31/09	$61,249,235	$20,934,198	$9,301,725
Accrued discounts (premiums)	9,799	(281)	1,977
Realized gain (loss)	(3,710,972)	(5,511,232)	(8,377,518)
Change in unrealized appreciation/depreciation	11,981,305	13,594,558	14,975,640
Net purchases (sales)	(32,502,382)	(17,880,085)	(2,502,720)
Transfers in to Level 3	—	—	4,759,536
Transfers out of Level 3	—	—	—

Balance as of 8/31/10	$37,026,985	$11,137,158	$18,158,640

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$4,008,946	$3,685,423	$7,087,563

	TALF Loans	Total
Balance as of 8/31/09	$(70,260,000)	$21,225,158
Accrued discounts (premiums)	—	11,495
Realized gain (loss)	—	(17,599,722)
Change in unrealized appreciation/depreciation	—	40,551,503
Net purchases (sales)	39,415,680 **	(13,469,507)
Transfers in to Level 3	—	4,759,536
Transfers out of Level 3	—	—

Balance as of 8/31/10	$ (30,844,320)	$35,478,463

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$—	$14,781,932

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Intermediate Duration Bond Portfolio	Corporates – Investment Grades	Commercial Mortgage- Backed Securities	CMOs
Balance as of 8/31/09	$14,820,320	$4,345,586	$13,082,041
Accrued discounts (premiums)	334	110,099	732
Realized gain (loss)	204,358	—	20,461
Change in unrealized appreciation/depreciation	(153,150)	7,475,385	2,203,701
Net purchases (sales)	(2,093,270)	14,528,663	(3,688,888)
Transfers in to Level 3	—	19,834,049	—
Transfers out of Level 3	(12,778,592)	—	—

Balance as of 8/31/10	$—	$46,293,782	$11,618,047

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$—	$7,475,385	$2,191,644

	Governments – Sovereign Bonds	Corporates – Non-Investment Grades	Asset- Backed Securities
Balance as of 8/31/09	$15,962,925	$1,338,752	$5,131,079
Accrued discounts (premiums)	—	394	2,257
Realized gain (loss)	—	(186,897)	10,596
Change in unrealized appreciation/depreciation	—	312,800	1,255,316
Net purchases (sales)	—	(1,465,049)	(3,322,805)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	(15,962,925)	—	—

Balance as of 8/31/10	$—	$—	$3,076,443

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$—	$—	$1,246,447

	Quasi – Sovereigns	TALF Loans	Total
Balance as of 8/31/09	$16,817,375	$(76,585,591)	$(5,087,513)
Accrued discounts (premiums)	7,819	—	121,635
Realized gain (loss)	296,739	—	345,257
Change in unrealized appreciation/depreciation	181,167	—	11,275,219
Net purchases (sales)	(4,497,550)	57,921,271 **	57,382,372
Transfers in to Level 3	—	—	19,834,049
Transfers out of Level 3	(12,805,550)	—	(41,547,067)

Balance as of 8/31/10	$—	$(18,664,320)	$42,323,952

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$—	$—	$10,913,476

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Notes to Financial Statements

Bond Inflation Protection Portfolio	Commercial Mortgage- Backed Securities	Total
Balance as of 8/31/09	$—	$—
Accrued discounts (premiums)	590	590
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	325,406	325,406
Net purchases (sales)	6,666,872	6,666,872
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 8/31/10	$6,992,868	$6,992,868

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$325,406	$325,406

High-Yield Portfolio	Corporates – Non-Investment Grades	Corporates – Investment Grades	Commercial Mortgage- Backed Securities
Balance as of 8/31/09	$32,354,954	$2,762,647	$—
Accrued discounts (premiums)	133,057	—	47,192
Realized gain (loss)	55,036	—	—
Change in unrealized appreciation/depreciation	1,254,493	—	314,589
Net purchases (sales)	948,301	—	2,874,935
Transfers in to Level 3	905,380	—	1,691,531
Transfers out of Level 3	(11,840,467)	(2,762,647)	—

Balance as of 8/31/10	$23,810,754	$—	$4,928,247

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$1,214,909	$—	$314,589

	Bank Loans	Quasi – Sovereigns	Emerging Markets – Sovereigns
Balance as of 8/31/09	$7,424,856	$3,426,550	$1,255,450
Accrued discounts (premiums)	791,418	—	—
Realized gain (loss)	2,605,228	—	—
Change in unrealized appreciation/depreciation	(2,066,113)	—	—
Net purchases (sales)	(1,173,839)	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	(3,426,550)	(1,255,450)

Balance as of 8/31/10	$7,581,550	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$(237,021)	$—	$—

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Asset- Backed Securities	CMOs	Preferred Stocks
Balance as of 8/31/09	$—	$1,210,898	$561,600
Accrued discounts (premiums)	3,409	27,360	—
Realized gain (loss)	—	88,854	—
Change in unrealized appreciation/depreciation	103,926	86,962	—
Net purchases (sales)	4,550,220	1,786,480	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	(561,600)

Balance as of 8/31/10	$4,657,555	$3,200,554	$—

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*
	$103,927	$86,962	$—

	Common Stocks	Warrants	Other Financial Instruments
Balance as of 8/31/09	$—	$—	$(770)
Accrued discounts (premiums)	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	(148,121)	115,118	—
Net purchases (sales)	322,756	46,050	770
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 8/31/10	$174,635	$161,168	$—

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$(148,121)	$115,118	$—

Total
Balance as of 8/31/09	$48,996,185
Accrued discounts (premiums)	1,002,436
Realized gain (loss)	2,749,118
Change in unrealized appreciation/depreciation	(339,146)
Net purchases (sales)	9,355,673
Transfers in to Level 3	2,596,911
Transfers out of Level 3	(19,846,714)

Balance as of 8/31/10	$44,514,463

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/10*	$1,450,363

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	Represents the partial payoff of the TALF loan.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

6. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the period ended August 31, 2010, such reimbursement amounted to $57,715.

During the year ended August 31, 2010, the Adviser reimbursed the International Growth Portfolio and Bond Inflation Protection Portfolio in the amounts of $2,055 and $40,508, respectively, for trading losses incurred due to a trade entry error.

During the year ended August 31, 2009, the Adviser reimbursed the International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio in the amounts of $213,196, $57,294 and $791, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Notes to Financial Statements

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2010 is as follows:

Portfolio	Market Value August 31, 2009 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2010 (000)		Dividend Income (000)
U.S. Value	$44,780		$1,087,722	$1,116,866	$15,636		$63
U.S. Large Cap Growth	3,359		402,611	396,934	9,036		11
Global Real Estate Investment	27,112		271,871	293,434	5,549		10
International Value	1,858		338,293	331,774	8,377		28
International Growth	13,999		366,282	363,527	16,754		15
Small-Mid Cap Value	17,620		165,147	176,062	6,705		8
Small-Mid Cap Growth	3,783		191,877	187,769	7,891		8
Short Duration Bond	27,867		666,821	667,809	26,879		36
Intermediate Duration Bond	122,066		626,363	632,950	115,479		127
Bond Inflation Protection	5,012		317,439	318,313	4,138		16
High-Yield	4,608		97,302	101,910	– 0	–	5
Volatility Management(a)	– 0	–	314,406	162,698	151,708		88

(a)	Commenced operations on April 16, 2010.

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2010 were as follows:

Portfolio	Total Commissions		Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$2,922,636		$	– 0	–	$	– 0	–
U.S. Large Cap Growth	2,167,570			– 0	–		– 0	–
Global Real Estate Investment	1,245,511			– 0	–		– 0	–
International Value	1,245,030			– 0	–		876
International Growth	2,564,004			– 0	–		– 0	–
Small-Mid Cap Value	829,605			– 0	–		– 0	–
Small-Mid Cap Growth	1,114,095			– 0	–		– 0	–
Short Duration Bond	– 0	–		– 0	–		– 0	–
Intermediate Duration Bond	– 0	–		– 0	–		– 0	–
Bond Inflation Protection	– 0	–		– 0	–		– 0	–
High-Yield	2,501			– 0	–		– 0	–
Volatility Management(a)	15,941			– 0	–		– 0	–

(a)	Commenced operations on April 16, 2010.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2010, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$1,514,896,906	$1,705,065,105
U.S. Large Cap Growth	1,709,904,012	1,820,831,966
Global Real Estate Investment	550,443,787	712,116,785
International Value	635,396,683	651,241,213
International Growth	1,279,846,317	1,308,141,822
Small-Mid Cap Value	299,124,026	425,513,450
Small-Mid Cap Growth	506,781,293	622,306,934
Short Duration Bond	415,915,340	590,988,019
Intermediate Duration Bond	310,647,939	469,966,253
Bond Inflation Protection	325,968,640	92,432,345
High-Yield	161,969,462	203,367,827
Volatility Management(a)	83,813,263	1,606,656

(a)	Commenced operations on April 16, 2010.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Notes to Financial Statements

Purchases and sales of U.S. government securities for the year ended August 31, 2010, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
Global Real Estate Investment		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Short Duration Bond		1,166,897,602			938,957,661
Intermediate Duration Bond		902,339,898			754,776,435
Bond Inflation Protection		126,595,701			60,443,010
High-Yield		– 0	–		– 0	–
Volatility Management(a)		112,788,820			63,861,772

(a)	Commenced operations on April 16, 2010.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
U.S. Value	$1,926,194,618	$142,813,566	$ (173,920,893)	$ (31,107,327)
U.S. Large Cap Growth	1,872,286,980	190,321,892	(141,467,562)	48,854,330
Global Real Estate Investment	816,223,644	173,440,893	(76,952,299)	96,488,594
International Value	1,107,518,704	65,916,578	(169,465,877)	(103,549,299)
International Growth	1,004,130,428	88,259,864	(56,022,022)	32,237,842
Small-Mid Cap Value	493,106,189	55,378,249	(48,965,491)	6,412,758
Small-Mid Cap Growth	464,277,640	87,088,442	(27,619,961)	59,468,481
Short Duration Bond	1,263,088,129	24,115,933	(42,914,053)	(18,798,120)
Intermediate Duration Bond	1,334,200,909	86,417,213	(24,468,221)	61,948,992
Bond Inflation Protection	878,408,720	48,087,100	(2,847,989)	45,239,111
High-Yield	456,013,087	49,857,637	(22,768,681)	27,088,956
Volatility Management	286,285,992	3,749,416	(6,949,581)	(3,200,165)

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

1. Derivative Financial Instruments

Certain Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for the purpose of hedging their Portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Notes to Financial Statements

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended August 31, 2010, the Portfolios had no transactions in written options.

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Notes to Financial Statements

realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At August 31, 2010 the Bond Inflation Protection Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $86,150,000, with net unrealized depreciation of $1,473,468, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Notes to Financial Statements

linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of August 31, 2010, the Bond Inflation Protection Portfolio, High-Yield Portfolio, and Volatility Management Portfolio had swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $1,473,468, $149,507 and $412,182, respectively, at August 31, 2010.

At August 31, 2010, the Portfolios have entered into the following derivatives:

Global Real Estate Investment Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,640,727	Unrealized depreciation of forward currency exchange contracts	$947,231

Total		$4,640,727		$947,231

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$6,689,052	$1,926,209

Total		$6,689,052	$1,926,209

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $306,560,180.

International Value Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$9,551,958	Unrealized depreciation of forward currency exchange contracts	$7,165,871

Equity contracts			Payable for variation margin on futures contracts	309,915	*

Total		$9,551,958		$7,475,786

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$19,704,977	$607,019

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	1,237,481	(954,547)

Total		$20,942,458	$(347,528)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Notes to Financial Statements

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $713,906,517 and average monthly original value of futures contracts was $13,992,791.

International Growth Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$24,034,204	Unrealized depreciation of forward currency exchange contracts	$26,037,954

Equity contracts			Payable for variation margin on futures contracts	31,086	*

Total		$24,034,204		$26,069,040

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$32,700,196	$(12,763,694)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts		(31,086)

Total		$32,700,196	$(12,794,780)

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $800,542,244 and average monthly original value of futures contracts was $1,276,297.

Short Duration Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures contracts	$95,301	*

Total				$95,301

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(825,284)	$405,972

Total		$(825,284)	$405,972

For the year ended August 31, 2010, the average monthly original value of futures contracts was $188,138,994.

Intermediate Duration Bond Portfolio

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$23,374	$415,759

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$999,402	$(679,946)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	1,063,457

Total		$2,086,233	$(264,187)

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $35,542,081, average monthly notional amount of interest rate swaps was $6,192,308 and average monthly original value of futures contracts was $4,076,801.

Bond Inflation Protection Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$303,613	Unrealized depreciation of forward currency exchange contracts	$1,323,800

Credit contracts			Unrealized depreciation on credit default swap contracts	1,473,468

Interest rate contracts			Payable for variation margin on futures contracts	134,520	*

Total		$303,613		$2,931,788

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,110,519	$(1,020,187)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	299,126	(1,473,468)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	658,079	(134,520)

Total		$3,067,724	$(2,628,175)

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $75,625,039, average monthly notional amount of credit default swaps was $33,134,615 and average monthly original value of futures contracts was $18,793,418.

High-Yield Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$12,404

Credit contracts	Unrealized appreciation on credit default swap contracts	$114,553	Unrealized depreciation on credit default swap contracts	149,507
Interest rate contracts	Investments, at value	83,509

Total		$198,062		$161,911

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,539,461	$381,404

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(2,444,734)	1,463,036

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions		43,009

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(150,559)	162,838

Total		$(1,055,832)	$2,050,287

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the year ended August 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $20,650,360, average monthly notional amount of equity options contracts was $418,113, average monthly notional amount of interest rate options contracts was $12,462 and average monthly notional amount of credit default swaps was $3,615,769.

Volatility Management Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swap contracts	$55,911	Unrealized depreciation on total return swap contracts	$411,026

Equity contracts			Payable for variation margin on futures contracts	6,974,928	*

Total		$55,911		$7,385,954

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended August 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(3,013,439)	$(6,974,928)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(5,032,285)	(355,115)

Total		$(8,045,724)	$(7,330,043)

For the period ended August 31, 2010, the average monthly notional amount of total return swaps was $32,267,208 and average monthly original value of futures contracts was $100,316,157.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Notes to Financial Statements

2. Currency Transactions

The Portfolios may invests in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended August 31, 2010, the Intermediate Duration Bond Portfolio earned drop income of $691,220, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended August 31, 2010, the average amount of reverse repurchase agreements outstanding for Short Duration Bond Portfolio and Bond Inflation Protection Portfolio were $19,863,468 and $82,560,232, respectively, and the daily weighted average interest rate was 0.01% and 0.24%, respectively. During the period, the Portfolio received net interest payment from counterparties.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

5. Term Asset-Backed Securities Loan Facility

Certain Portfolios participate in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Portfolio’s records. The Portfolio agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Portfolio is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Portfolio be unable to repay a loan. Additionally, there is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Portfolio remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the year ended August 31, 2010, the following Portfolios participated in the TALF program:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Short Duration Bond	$65,081,247	1.71%
Intermediate Duration Bond	65,021,105	2.26

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

U.S. Value
Shares sold	10,261,746	38,234,423	$78,204,655	$225,115,627

Shares issued in reinvestment of dividends and distributions	6,148,691	9,917,433	46,431,849	64,468,390

Shares redeemed	(36,098,186)	(30,310,530)	(288,019,021)	(203,362,203)

Net increase (decrease)	(19,687,749)	17,841,326	$(163,382,517)	$86,221,814

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

U.S. Large Cap Growth
Shares sold	11,547,049	23,973,439	$112,180,236	$190,235,878

Shares issued in reinvestment of dividends	2,526,264	2,996,008	24,398,886	23,934,284

Shares redeemed	(23,551,495)	(30,787,155)	(239,722,756)	(238,832,888)

Net decrease	(9,478,182)	(3,817,708)	$(103,143,634)	$(24,662,726)

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Global Real Estate Investment
Shares sold	2,947,333	28,730,928	$24,304,281	$159,119,750

Shares issued in reinvestment of dividends	3,285,660	619,710	26,734,353	5,812,875

Shares redeemed	(27,906,562)	(18,309,025)	(235,786,962)	(125,901,542)

Net increase (decrease)	(21,673,569)	11,041,613	$(184,748,328)	$39,031,083

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

International Value
Shares sold	12,826,634	35,481,511	$95,760,071	$214,726,719

Shares issued in reinvestment of dividends and distributions	3,855,573	13,140,207	26,785,903	76,744,799

Shares redeemed	(20,777,335)	(16,688,918)	(161,792,062)	(111,934,383)

Net increase (decrease)	(4,095,128)	31,932,800	$(39,246,088)	$179,537,135

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

International Growth
Shares sold	7,698,526	20,795,752	$65,826,788	$152,752,270

Shares issued in reinvestment of dividends and distributions	4,351,205	4,462,455	37,417,914	33,382,496

Shares redeemed	(18,009,127)	(3,051,503)	(157,640,024)	(20,971,938)

Net increase (decrease)	(5,959,396)	22,206,704	$(54,395,322)	$165,162,828

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Small-Mid Cap Value
Shares sold	1,530,725	6,990,983	$13,981,268	$42,970,323

Shares issued in reinvestment of dividends and distributions	794,201	9,254,225	7,444,369	55,876,208

Shares redeemed	(15,445,924)	(9,251,605)	(151,976,566)	(73,076,035)

Net increase (decrease)	(13,120,998)	6,993,603	$(130,550,929)	$25,770,496

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Small-Mid Cap Growth
Shares sold	1,228,281	4,686,797	$13,488,899	$38,612,519

Shares issued in reinvestment of dividends	219,063	254,056	2,538,112	2,218,697

Shares redeemed	(11,079,524)	(5,463,270)	(132,864,128)	(46,034,464)

Net decrease	(9,632,180)	(522,417)	$(116,837,117)	$(5,203,248)

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Short Duration Bond
Shares sold	14,272,730	17,436,541	$133,941,334	$159,135,598

Shares issued in reinvestment of dividends	3,671,476	4,885,703	34,462,838	44,230,027

Shares redeemed	(10,140,430)	(41,237,256)	(96,120,934)	(374,319,265)

Net increase (decrease)	7,803,776	(18,915,012)	$72,283,238	$(170,953,640)

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Intermediate Duration Bond
Shares sold	10,688,026	12,154,341	$109,242,698	$117,446,877

Shares issued in reinvestment of dividends	5,800,749	8,129,848	59,461,645	74,748,745

Shares redeemed	(19,286,792)	(62,459,613)	(201,303,098)	(569,421,077)

Net decrease	(2,798,017)	(42,175,424)	$(32,598,755)	$(377,225,455)

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Bond Inflation Protection
Shares sold	7,721,772	8,130,275	$79,305,813	$79,826,662

Shares issued in reinvestment of dividends	762,532	4,276,713	7,815,953	38,875,317

Shares redeemed	(5,191,920)	(17,435,441)	(54,239,296)	(166,871,275)

Net increase (decrease)	3,292,384	(5,028,453)	$32,882,470	$(48,169,296)

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

High-Yield
Shares sold	1,930,971	2,778,264	$18,387,901	$19,994,772

Shares issued in reinvestment of dividends	4,884,045	6,535,590	45,864,332	45,605,929

Shares redeemed	(11,786,783)	(14,234,189)	(112,435,515)	(101,381,309)

Net decrease	(4,971,767)	(4,920,335)	$(48,183,282)	$(35,780,608)

	Shares	Amount
	April 16, 2010(a) to August 31, 2010	April 16, 2010(a) to August 31, 2010

Volatility Management
Shares sold	33,067,103	$321,847,149

Shares redeemed	(1,262,969)	(11,837,272)

Net increase	31,804,134	$310,009,877

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Notes to Financial Statements

security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended August 31, 2009, the Intermediate Duration Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LSBF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LSBF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of August 31, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $644,984 (32.00% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Concentration of Risk—Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When certain Portfolios borrows money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

U.S. Value	2010		2009
Distributions paid from:
Ordinary income	$46,431,849		$64,468,391
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$46,431,849		$64,468,391

U.S. Large Cap Growth	2010		2009
Distributions paid from:
Ordinary income	$24,398,886		$23,934,284
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$24,398,886		$23,934,284

Global Real Estate Investment	2010		2009
Distributions paid from:
Ordinary income	$26,734,353		$5,812,875
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$26,734,353		$5,812,875

International Value	2010		2009
Distributions paid from:
Ordinary income	$26,785,904		$29,492,020
Long-term capital gains	– 0	–	47,252,778

Total distributions paid	$26,785,904		$76,744,798

International Growth	2010		2009
Distributions paid from:
Ordinary income	$37,417,914		$33,227,507
Long-term capital gains	– 0	–	154,989

Total distributions paid	$37,417,914		$33,382,496

Small-Mid Cap Value	2010		2009
Distributions paid from:
Ordinary income	$7,444,369		$16,449,359
Long-term capital gains	– 0	–	39,426,848

Total distributions paid	$7,444,369		$55,876,207

Small-Mid Cap Growth	2010		2009
Distributions paid from:
Ordinary income	$2,538,112		$2,218,697
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$2,538,112		$2,218,697

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond	2010		2009
Distributions paid from:
Ordinary income	$34,462,838		$44,230,027
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$34,462,838		$44,230,027

Intermediate Duration Bond	2010		2009
Distributions paid from:
Ordinary income	$59,461,645		$74,748,745
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$59,461,645		$74,748,745

Bond Inflation Protection	2010		2009
Distributions paid from:
Ordinary income	$7,815,952		$38,875,317
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$7,815,952		$38,875,317

High-Yield	2010		2009
Distributions paid from:
Ordinary income	$45,864,332		$45,605,929
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$45,864,332		$45,605,929

As of August 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(c)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$8,634,242	$0	$(881,498,959)	$(31,107,327)	$(903,972,044)
U.S. Large Cap Growth	1,809,906	0	(487,255,713)	48,854,330	(436,591,477)
Global Real Estate Investment	52,462,162	0	(437,810,241)	96,413,633	(288,934,446)
International Value	15,900,466	0	(404,213,262)	(103,880,986)	(492,193,782)
International Growth	24,803,960	0	(410,715,498)	31,889,316	(354,022,222)
Small-Mid Cap Value	1,364,157	0	(87,689,043)	6,412,758	(79,912,128)
Small-Mid Cap Growth	508,684	0	(60,936,184)	59,468,481	(959,019)
Short Duration Bond	3,009,451	0	(48,017,681)	(18,798,120)	(63,806,350)
Intermediate Duration Bond	5,861,230	0	(573,334)	61,948,992	67,236,888
Bond Inflation Protection	12,911,829	0	(851,375)	45,085,807	57,146,261
High-Yield	6,803,140	0	(64,074,930)	27,090,473	(30,181,317)
Volatility Management	1,061,706	0	(11,549,351)	(3,200,020)	(13,687,665)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Notes to Financial Statements

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, futures contracts, partnership investments, interest writeoffs and accruals on defaulted securities, reclassification of distributions from investments in real estate investment trusts, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c)

Net capital loss, currency and PFIC losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. U.S. Value, International Value, Short Duration Bond and High-Yield elect to defer $43,149,495, $25,354,319, $9,271,737, and $734,109 of capital losses that are deemed to arise in the next taxable year. Short Duration Bond Portfolio deferred $1,919,030 in straddle losses. Additionally, on August 31, 2010, the Portfolios had capital loss carryovers for federal income tax purposes.

On August 31, 2010, the following Portfolios had capital loss carryovers for federal income tax purposes which will expire in the years shown below. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

	Capital Losses Expiring in 2014			Capital Losses Expiring in 2015			Capital Losses Expiring In 2016			Capital Losses Expiring in 2017		Capital Losses Expiring in 2018		Total Capital Losses
U.S. Value	$	– 0	–	$	– 0	–	$	– 0	–	$205,162,139		$633,187,325		$838,349,464
U.S. Large Cap Growth		– 0	–		– 0	–		– 0	–	308,459,282		178,796,431		487,255,713
Global Real Estate Investment		– 0	–		– 0	–		– 0	–	97,002,480		340,807,761		437,810,241
International Value		– 0	–		– 0	–		– 0	–	53,057,306		325,801,637		378,858,943
International Growth		– 0	–		– 0	–		– 0	–	107,784,754		302,930,744		410,715,498
Small-Mid Cap Value		– 0	–		– 0	–		– 0	–	25,737,293		61,951,750		87,689,043
Small-Mid Cap Growth		– 0	–		– 0	–		1,225,905		56,608,394		3,101,885		60,936,184
Short Duration Bond		529,195			3,562,331			1,756,801		19,308,695		11,669,892		36,826,914
Intermediate Duration Bond		– 0	–		– 0	–		– 0	–	573,334		– 0	–	573,334
Bond Inflation Protection		– 0	–		– 0	–		– 0	–	851,375		– 0	–	851,375
High-Yield		– 0	–		1,561,339			1,152,926		15,295,968		45,330,588		63,340,821
Volatility Management		– 0	–		– 0	–		– 0	–	– 0	–	11,549,351		11,549,351

During the fiscal year ended August 31, 2010, Bond Inflation Protection Portfolio utilized $922,726 of capital loss carryforwards, and Intermediate Duration Bond Portfolio utilized $11,912,026 of capital loss carryforwards.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio are primarily due to foreign currency gain (loss), the tax treatment of partnerships, consent fees, periodic payments on swap contracts, bond premium amortization adjustments due to sales, reclassification of distributions from investments in real estate investment trusts, paydowns and

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

passive foreign investment companies are reflected as an adjustment to the components of capital as of August 31, 2010 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) On Investments, Futures and Foreign Currencies
U.S. Value	$0	$712	$(712)
U.S. Large Cap Growth	0	682	(682)
Global Real Estate Investment	0	31,992,709	(31,992,709)
International Value	(213,196)	18,883,974	(18,670,778)
International Growth	0	33,307,508	(33,307,508)
Small-Mid Cap Value	0	(535,599)	535,599
Small-Mid Cap Growth	(791)	0	791
Short Duration Bond	0	2,399,654	(2,399,654)
Intermediate Duration Bond	0	753,904	(753,904)
Bond Inflation Protection	0	(130,198)	130,198
High-Yield	0	1,903,643	(1,903,643)
Volatility Management(a)	(28,837)	80,523	(51,686)

(a)	Commenced operations on April 16, 2010.

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Portfolios’ independent registered public accounting firm for the 2010 fiscal year. A majority of the Portfolios’ Board of Trustees, including a majority of the Independent Trustees, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Portfolios’ financial statements for each of the years ended August 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 5, 2010, there were no disagreements between the Portfolios and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.22	$ 9.27	$ 12.44	$ 11.41	$ 10.32

Income From Investment Operations
Net investment income(a)	.16	.21	.31	.31	.27
Net realized and unrealized gain (loss) on investment transactions	(.03)	(2.03)	(2.75)	1.22	1.11

Net increase (decrease) in net asset value from operations	.13	(1.82)	(2.44)	1.53	1.38

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.23)	(.31)	(.30)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	.00	(b)	(.42)	(.20)	(.08)

Total dividends and distributions	(.17)	(.23)	(.73)	(.50)	(.29)

Net asset value, end of period	$ 7.18	$ 7.22	$ 9.27	$ 12.44	$ 11.41

Total Return
Total investment return based on net asset value(c)	1.64%	(19.36)%	(20.55)%	13.55%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,938	$2,091	$2,521	$2,573	$1,822
Ratio to average net assets of:
Expenses	.01%	.02%	.02%	.02%	.04%
Net investment income	2.09%	3.23%	2.93%	2.49%	2.48%
Portfolio turnover rate	73%	59%	20%	22%	14%

See footnote summary on page 269.

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.25	$ 11.08	$ 12.47	$ 11.09	$ 10.73

Income From Investment Operations
Net investment income(a)	.11	.11	.10	.10	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	(1.83)	(1.04)	1.57	.38

Net increase (decrease) in net asset value from operations	(.20)	(1.72)	(.94)	1.67	.45

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.11)	(.10)	(.09)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.35)	(.20)	(.03)

Total dividends and distributions	(.11)	(.11)	(.45)	(.29)	(.09)

Net asset value, end of period	$ 8.94	$ 9.25	$ 11.08	$ 12.47	$ 11.09

Total Return
Total investment return based on net asset value(c)	(2.23	)%*	(15.41)%	(8.06)%	15.23%	4.10%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,924	$2,078	$2,532	$2,608	$1,775
Ratio to average net assets of:
Expenses	.01%	.02%	.02%	.02%	.04%
Net investment income	1.13%	1.40%	.86%	.80%	.64%
Portfolio turnover rate	81%	108%	93%	92%	64%

See footnote summary on page 269.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Real Estate Investment
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.68	$ 9.56	$ 13.90	$ 13.14	$ 10.74

Income From Investment Operations
Net investment income(a)	.28	.28	.36	.27	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	(2.11)	(2.32)	1.59	2.47

Net increase (decrease) in net asset value from operations	1.11	(1.83)	(1.96)	1.86	2.83

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.05)	(1.33)	(.58)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(.52)	(.06)

Total dividends and distributions	(.22)	(.05)	(2.38)	(1.10)	(.43)

Net asset value, end of period	$ 8.57	$ 7.68	$ 9.56	$ 13.90	$ 13.14

Total Return
Total investment return based on net asset value(c)	14.68%	(19.25)%	(17.38)%	14.33%	27.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$925,042	$994,537	$1,132,381	$1,203,895	$832,695
Ratio to average net assets of:
Expenses	.03%	.05%	.07%	.06%	.09%
Net investment income	3.43%	4.46%	3.11%	1.90%	3.07%
Portfolio turnover rate	57%	76%	46%	49%	46%

See footnote summary on page 269.

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.50	$ 10.37	$ 14.88	$ 13.84	$ 10.89

Income From Investment Operations
Net investment income(a)	.21	.23	.45	.42	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)	(2.55)	(3.18)	2.29	3.04
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.39)	(2.32)	(2.73)	2.71	3.42

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.19)	(.43)	(.55)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	(.36)	(1.35)	(1.12)	(.21)

Total dividends and distributions	(.18)	(.55)	(1.78)	(1.67)	(.47)

Net asset value, end of period	$ 6.93	$ 7.50	$ 10.37	$ 14.88	$ 13.84

Total Return
Total investment return based on net asset value(c)	(5.15)%	(20.71)%	(20.92)%	20.64%	32.16%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,013	$1,127	$1,228	$1,316	$997
Ratio to average net assets of:
Expenses	.04%	.06%	.07%	.08%	.10%
Net investment income	2.70%	3.56%	3.49%	2.89%	3.09%
Portfolio turnover rate	60%	56%	31%	31%	27%

See footnote summary on page 269.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.12	$ 11.27	$ 13.98	$ 12.54	$ 10.57

Income From Investment Operations
Net investment income(a)	.19	.23	.38	.34	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(3.11)	(1.89)	1.86	1.95
Contributions from Adviser	.00	(b)	.00	(b)	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.35	(2.88)	(1.51)	2.20	2.18

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.27)	(.38)	(.27)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	.00	(b)	(.82)	(.49)	(.02)

Total dividends and distributions	(.29)	(.27)	(1.20)	(.76)	(.21)

Net asset value, end of period	$ 8.18	$ 8.12	$ 11.27	$ 13.98	$ 12.54

Total Return
Total investment return based on net asset value(c)	4.20%	(25.32)%	(12.46)%	18.08%	20.88%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,037	$1,078	$1,246	$1,329	$886
Ratio to average net assets of:
Expenses	.03%	.05%	.06%	.07%	.11%
Net investment income	2.27%	3.19%	2.81%	2.50%	1.96%
Portfolio turnover rate	119%	111%	85%	82%	105%

See footnote summary on page 269.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.10	$ 11.19	$ 12.79	$ 11.08	$ 10.65

Income From Investment Operations
Net investment income(a)	.11	.14	.19	.24	.16
Net realized and unrealized gain (loss) on investment transactions	.99	(2.34)	(.96)	1.80	.40

Net increase (decrease) in net asset value from operations	1.10	(2.20)	(.77)	2.04	.56

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.14)	(.18)	(.23)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(.75)	(.65)	(.10)	– 0	–

Total dividends and distributions	(.12)	(.89)	(.83)	(.33)	(.13)

Net asset value, end of period	$ 9.08	$ 8.10	$ 11.19	$ 12.79	$ 11.08

Total Return
Total investment return based on net asset value(c)	13.56%	(16.76)%	(6.29)%	18.64%	5.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$500,525	$553,145	$685,788	$648,401	$444,250
Ratio to average net assets of:
Expenses	.04%	.04%	.04%	.04%	.07%
Net investment income	1.20%	2.00%	1.67%	1.93%	1.45%
Portfolio turnover rate	54%	60%	38%	33%	42%

See footnote summary on page 269.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.18	$ 12.62	$ 14.79	$ 11.84	$ 10.99

Income From Investment Operations
Net investment income(a)	.05	.04	.05	.06	.04
Net realized and unrealized gain (loss) on investment transactions	1.59	(2.44)	(.78)	3.16	.84
Contributions from Adviser	– 0	–	.00	(b)	.01	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.64	(2.40)	(.72)	3.22	.88

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.04)	(.06)	(.04)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.39)	(.23)	– 0	–

Total dividends and distributions	(.05)	(.04)	(1.45)	(.27)	(.03)

Net asset value, end of period	$ 11.77	$ 10.18	$ 12.62	$ 14.79	$ 11.84

Total Return
Total investment return based on net asset value(c)	16.13%	(18.97)%	(5.84)%	27.50%	8.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$520,593	$548,279	$686,291	$668,771	$429,431
Ratio to average net assets of:
Expenses	.04%	.05%	.04%	.05%	.07%
Net investment income	.46%	.49%	.39%	.45%	.33%
Portfolio turnover rate	91%	107%	88%	88%	83%

See footnote summary on page 269.

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Year Ended August 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.26	$ 9.37	$ 9.87	$ 9.93	$ 10.04

Income From Investment Operations
Net investment income(a)	.25	.36	.46	.52	.47
Net realized and unrealized gain (loss) on investment transactions	.32	(.08)	(.49)	(.08)	(.14)

Net increase (decrease) in net asset value from operations	.57	.28	(.03)	.44	.33

Less: Dividends
Dividends from net investment income	(.27)	(.39)	(.47)	(.50)	(.44)

Net asset value, end of period	$ 9.56	$ 9.26	$ 9.37	$ 9.87	$ 9.93

Total Return
Total investment return based on net asset value(c)	6.26%	3.14%	(.40)%	4.51%	3.39%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,218	$1,108	$1,299	$1,272	$960
Ratio to average net assets of:
Expenses	.12%	.04%	.03%	.02%	.05%
Expenses, excluding interest expense and TALF administration fee	.02%	.03%	.03%	.02%	.05%
Expenses, excluding interest expense	.03%	.04%	.03%	.02%	.05%
Net investment income	2.64%	4.06%	4.75%	5.23%	4.69%
Portfolio turnover rate	130%	153%	116%	138%	185%

See footnote summary on page 269.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Year Ended August 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.98	$ 9.70	$ 9.87	$ 9.86	$ 10.12

Income From Investment Operations
Net investment income(a)	.45	.51	.50	.49	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80	.33	(.16)	.00 (b)	(.28)

Net increase in net asset value from operations	1.25	.84	.34	.49	.20

Less: Dividends
Dividends from net investment income	(.45)	(.56)	(.51)	(.48)	(.46)

Net asset value, end of period	$ 10.78	$ 9.98	$ 9.70	$ 9.87	$ 9.86

Total Return
Total investment return based on net asset value(c)	12.84%	9.26%	3.51%	5.03%	2.13%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,353	$1,281	$1,654	$1,600	$1,076
Ratio to average net assets of:
Expenses	.13%	.04%	.03%	.04%	.06%
Expenses, excluding interest expense and TALF administration fee	.02%	.03%	.03%	.04%	.06%
Expenses, excluding interest expense	.03%	.04%	.03%	.04%	.06%
Net investment income	4.38%	5.47%	5.01%	5.01%	4.89%
Portfolio turnover rate	94%	108%	114%	236%	513%

See footnote summary on page 269.

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.91	$10.74	$ 9.99	$9.91	$10.01

Income From Investment Operations
Net investment income(a)	.34	.04	.69	.49	.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58	(.19)	.52	(.06)	(.36)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.92	(.15)	1.21	.43	.21

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.68)	(.46)	(.35)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.13)	(.68)	(.46)	(.35)	(.31)

Net asset value, end of period	$10.70	$ 9.91	$10.74	$9.99	$ 9.91

Total Return
Total investment return based on net asset value(c)	9.31%	(.88)%	12.45%	4.44%	2.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$667,764	$586,321	$688,918	$643,549	$447,210
Ratio to average net assets of:
Expenses	.07%	.04%	.04%	.04%	.07%
Expenses, excluding interest expense	.04%	.04%	.04%	.04%	.07%
Net investment income	3.25%	.44%	6.63%	4.98%	5.83%
Portfolio turnover rate	21%	20%	9%	12%	13%
See footnote summary on page 269.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.51	$ 8.87	$ 9.89	$ 9.99	$ 10.35

Income From Investment Operations
Net investment income(a)	.89	.81	.78	.77	.75
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.33	(.38)	(1.03)	(.15)	(.35)

Net increase (decrease) in net asset value from operations	2.22	.43	(.25)	.62	.40

Less: Dividends and Distributions
Dividends from net investment income	(.88)	(.79)	(.77)	(.72)	(.75)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.88)	(.79)	(.77)	(.72)	(.76)

Net asset value, end of period	$ 9.85	$ 8.51	$ 8.87	$ 9.89	$ 9.99

Total Return
Total investment return based on net asset value(c)	27.01%	7.25%	(2.76)%	6.22%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$487,751	$463,400	$526,850	$495,833	$325,931
Ratio to average net assets of:
Expenses	.05%	.06%	.05%	.06%	.09%
Net investment income	9.29%	11.13%	8.19%	7.50%	7.47%
Portfolio turnover rate	34%	40%	25%	49%	64%

See footnote summary on page 269.

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Volatility Management
April 16, 2010(d) to August 31, 2010

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(a)(e)	.04
Net realized and unrealized loss on investment and foreign currency transactions	(.73)

Net decrease in net asset value from operations	(.69)

Net asset value, end of period	$ 9.31

Total Return
Total investment return based on net asset value(c)	(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$296,252
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.15%
Expenses, before waivers/reimbursements(f)	.21%
Net investment income(e)(f)	1.06%
Portfolio turnover rate	51%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Commencement of operations.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the U.S. Large Cap Growth Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended August 31, 2010 by 0.01%.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The AllianceBernstein Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The AllianceBernstein Pooling Portfolios (the “Fund”) (comprising, respectively the AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio (formerly AllianceBernstein Inflation Protected Securities Portfolio), AllianceBernstein High-Yield Portfolio and AllianceBernstein Volatility Management Portfolio) as of August 31, 2010, and the related statements of operations (and cash flows for the AllianceBernstein Bond Inflation Protection Portfolio), statements of changes in net assets and the financial highlights for the year then ended (the period April 16, 2010 (commencement of operations) through August 31, 2010 for the AllianceBernstein Volatility Management Portfolio). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The AllianceBernstein Pooling Portfolios at August 31, 2010, and the results of their operations (and cash flows of AllianceBernstein Bond Inflation Protection Portfolio), changes in their net assets and the financial highlights for the year then ended (the period April 16, 2010 (commencement of operations) through August 31, 2010 for the AllianceBernstein Volatility Management Portfolio), in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2010

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended August 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Portfolio	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
U.S. Value Portfolio	87.55%	0.00%
U.S. Large Cap Growth Portfolio	77.26%	0.00%
Global Real Estate Investment Portfolio	2.12%	0.00%
International Value Portfolio	0.00%	0.00%
International Growth Portfolio	0.00%	0.00%
Small-Mid Cap Value Portfolio	82.10%	0.00%
Small-Mid Cap Growth Portfolio	100.00%	0.00%
Short Duration Bond Portfolio	0.00%	89.82%
Intermediate Duration Bond Portfolio	0.00%	81.94%
Bond Inflation Protection Portfolio	0.00%	100.00%
High-Yield Portfolio	0.44%	76.55%
Volatility Management	0.00%	0.00%

For the taxable year ended August 31, 2010, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Portfolio	Qualified Dividend Income
U.S. Value Portfolio	$45,573,357
U.S. Large Cap Growth Portfolio	24,398,886
Global Real Estate Investment Portfolio	– 0	–
International Value Portfolio	26,785,904
International Growth Portfolio	27,989,285
Small-Mid Cap Value Portfolio	7,116,305
Small-Mid Cap Growth Portfolio	2,538,112
Short Duration Bond Portfolio	– 0	–
Intermediate Duration Bond Portfolio	– 0	–
Bond Inflation Protection Portfolio	– 0	–
High-Yield Portfolio	210,375
Volatility Management	– 0	–

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

2010 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Robert M. Keith, President and

Chief Executive Officer

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow(2), Vice President

Stephen M. Beinhacker(2),

Vice President

Henry S. D’Auria(2), Vice President

Drew W. Demakis, Vice President

Jon P. Denfeld(2), Vice President

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),

Vice President

Joseph R. Elegante(2), Vice

President

Sharon E. Fay(2), Vice President

Eric J. Franco(2), Vice President

Shawn E. Keegan(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Jason P. Ley(2), Vice President

Joshua D. Lisser, Vice President

Daniel J. Loewy(2), Vice President

James W. MacGregor(2), Vice

President

Alison M. Martier(2), Vice President

Christopher W. Marx(2), Vice

President

Teresa Marziano(2), Vice President

Seth Masters(2), Vice President

Joel J. McKoan(2), Vice President

Joseph G. Paul(2), Vice President

Douglas J. Peebles(2), Vice

President

John D. Phillips(2), Vice President

David F. Randell(2), Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel(2), Vice President

Kevin F. Simms(2), Vice President

Prashant Tewari(2), Vice President

Christopher M. Toub(2), Vice

President

Wen-Tse Tseng(2), Vice President

P. Scott Wallace(2), Vice President

Andrew J. Weiner(2), Vice President

Greg J. Wilensky(2), Vice President

Diane Won(2), Vice President

David Yuen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Global Real Estate Investment Portfolio are made by the REIT Senior Investment Management Team. Ms. Teresa Marziano, Mr. Prashant Tewari and Ms. Diane Won are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Joseph R. Elegante, Mr. Jason P. Ley, Mr. David F. Randell, and Mr. P. Scott Wallace are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Stephen M. Beinhacker, Mr. Laurent Saltiel, Mr. Christopher M. Toub and Mr. Vadim Zlotnikov are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky, are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Seth Masters and Mr. Daniel J. Loewy are primarily responsible for the day-to-day management of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ## 78 (2005)	Investment Adviser and an Independent Consultant since prior 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (2005)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	95	None

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		92	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 2007	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	95	None

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer

Senior Vice President of AllianceBernstein L.P. (the “Adviser”)** and the head of AllianceBernstein Investments , Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Stephen M. Beinhacker 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Henry S. D’Auria 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Drew W. Demakis 47	Vice President	Senior Vice President of the Adviser,** with which he was associated since prior to 2005.

Jon P. Denfeld 40	Vice President	Vice President of the Adviser** since May 2008. Prior thereto, he was a Senior U.S. Portfolio Manager for UBS Global Asset Management from 2006 to 2007. Prior thereto, he was a Portfolio Manager for Shay Asset Management since prior to 2005.

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Paul J. DeNoon 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Gershon M. Distenfeld 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

Joseph R. Elegante 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Sharon E. Fay 50	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Eric J. Franco 50	Vice President	Senior Vice President of the Adviser,** with which he has been association since prior to 2005.

Shawn E. Keegan 39	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

N. Kumar Kirpalani 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Samantha S. Lau 38	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Jason P. Ley 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Joshua B. Lisser 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Daniel J. Loewy 36	Vice President	Senior Vice President of the Adviser,** with which he has been associated since 2005.

James W. MacGregor 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Alison M. Martier 53	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Christopher W. Marx 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Teresa Marziano 56	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Seth Masters 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Joel J. McKoan 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Joseph G. Paul 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Douglas J. Peebles 44	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2005.

John D. Phillips 63	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

David F. Randell 46	Vice President	Senior Vice President of the Adviser,** since 2007. Prior thereto, he was associated with GTCR Golder Rauner LLC, a private equity firm, since prior to 2005.

Jonathan E. Ruff 40	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2005.

Laurent Saltiel 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since June 2010. Prior thereto, he had been associated with Janus Capital as an international portfolio manager. since prior to 2005.

Kevin F. Simms 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Prashant Tewari 38	Vice President	Vice President of the Adviser,** with which he has been associated since October 2005. Prior thereto, he was an engagement manager at Mckinsey & Company, focusing on growth strategy and operations for primarily industrial companies since prior to 2005.

Christopher M. Toub 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Wen-Tse Tseng 44	Vice President	Vice President of the Adviser,** with which he has been associated since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter since prior to 2005.

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
P. Scott Wallace 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Andrew J. Weiner 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Greg J. Wilensky 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Diane Won 39	Vice President	Vice President of the Adviser,** with she has been associated since June 2005. Prior thereto, she was a senior case leader at Monitor Group since prior to 2005.

David Yuen 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Vadim Zlotnikov 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved (i) the Trust’s Advisory Agreement with the Adviser in respect of each of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio at a meeting held on May 4-6, 2010; and (ii) the application of the Trust’s Advisory Agreement with the Adviser in respect of AllianceBernstein Volatility Management Portfolio (“Volatility Portfolio”) for an initial period ending April 16, 2012 at a meeting held on February 2-4, 2010. Each portfolio is referred to individually as a “Portfolio” and collectively as the “Portfolios.” This disclosure does not relate to AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, or AllianceBernstein High-Yield Portfolio.

Prior to approval of the Advisory Agreement in respect of each Portfolio (continuance or initial), the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed approvals of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed independent evaluations prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement in respect of each Portfolio wherein the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed approvals in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored by the Adviser (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios except that the Advisory Agreement provides in respect of Volatility Portfolio only that Volatility Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to Volatility Portfolio by employees of the Adviser or its affiliates and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors that are shareholders of the Portfolios). The trustees noted that the current Pooling Investors in the Portfolios are registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The trustees considered their knowledge of the nature and quality of the services provided or to be provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided or to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein funds. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that Volatility Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to Volatility Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the trustees’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from Volatility Portfolio to the Adviser than the fee rate stated in the Advisory Agreement (zero). The trustees noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Costs of Services Provided and Profitability

In the case of Volatility Portfolio, because the Portfolio had not yet commenced operations, the trustees were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the trustees with profitability information in connection with future proposed continuances of the Advisory Agreement in respect of Volatility Portfolio. They also considered the costs to be borne by the Adviser in providing services to Volatility Portfolio (and the related reimbursement arrangement) and that Volatility Portfolio was expected to commence operations with significant assets because of the expected allocation of assets to it by other AllianceBernstein funds.

In the case of each Portfolio in operation, the trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser and does not reimburse expenses to the Adviser) to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Portfolios relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable. The trustees also concluded that the Adviser bears certain costs in order to provide services to each Portfolio.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships or proposed relationships with the Portfolios other than the fees payable under the Advisory Agreement (none), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received or to be received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

of shares of the Pooling Investors that are registered investment companies, and brokerage commissions paid or to be paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser is party to a program agreement with the Pooling Investor that is an unaffiliated institutional investor and receives program fees for its advisory, distribution, recordkeeping and other services provided by it and its subsidiaries. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. As discussed in more detail below, the trustees also noted that the Adviser is compensated by the Pooling Investors for providing advisory services to them. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2010 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio (other than Volatility Portfolio) as compared with an index, in each case for the 1- and 3-year periods ended January 31, 2010 and the since inception period (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

AllianceBernstein U.S. Value Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year and the since inception periods, and that the Portfolio outperformed the Russell 1000 Value Index (the “Index”) in the 1-year period and underperformed the Index in the 3-year and the since inception periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees concluded that the Portfolio’s performance was acceptable. The trustees determined to continue to monitor closely the Portfolio’s performance.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for all periods reviewed, and that the Portfolio underperformed the Russell 1000 Growth Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

AllianceBernstein Global Real Estate Investment Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period and 3rd out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the since inception period, and that the Portfolio underperformed the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed RE Index (the “Index”) in the 1-year period but outperformed the Index in the 3-year and the since inception periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein International Value Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the since inception period, and that the Portfolio outperformed the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (the “Index”) in the 1-year period but underperformed the Index in the 3-year and the since inception periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, as well as the improvement in relative performance ranking in the 1-year period, the trustees concluded that the Portfolio’s performance was acceptable. The trustees determined to continue to monitor closely the Portfolio’s performance.

AllianceBernstein International Growth Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year and the since inception periods, and that the Portfolio underperformed the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index (Net) and the MSCI EAFE Net Index in all periods reviewed. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio. The trustees determined to continue to monitor closely the Portfolio’s performance.

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AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period and in the 3rd quintile of the Performance Group and the Performance Universe for the since inception period, and that the Portfolio outperformed the Russell 2500 Value Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the since inception period, and that the Portfolio underperformed the Russell 2500 Growth Index (the “Index”) in the 1-year period but outperformed the Index in the 3-year and the since inception periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Volatility Management Portfolio

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with an investment style substantially similar to that of the Portfolio, no performance or other historical information for the Portfolio was available. However, the trustees reviewed information provided by the Adviser based on its research showing how the Adviser believed the Portfolio would have performed over certain historical periods if it had been in existence. Mindful that the Portfolio was designed to moderate volatility as one component of a blended portfolio of equity and debt securities, the trustees also reviewed information showing how the Adviser believed the incorporation of the Portfolio into blended portfolios would have affected their performance over various periods of time. The trustees noted the limitations inherent in information of this type. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds investing in both equities and in fixed income, the trustees concluded that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid or payable by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level (at a hypothetical common asset level in the case of Volatility Portfolio). The trustees also reviewed certain information showing the fees paid

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission staff and to the Trust’s former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Pooling Investors). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rate and had made certain observations in that regard.

The trustees considered the Adviser’s expectation that Volatility Portfolio would ordinarily invest in equity securities but would invest defensively in fixed-income investments when the Adviser determines that the risks in the equities markets have risen disproportionately to the potential returns offered.

In considering the fee arrangements in respect of each Portfolio (including the payments to the Adviser by the Pooling Investors), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds, noting, in the case of Volatility Portfolio, that in addition to requiring equity management capabilities, Volatility Portfolio would also require continual monitoring of the expected risk-return potential for equities and judgments about the timing and extent of defensive moves to fixed income. The trustees considered the process of investing in each of the Portfolios as compared to investing in other types of securities. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of each of the Portfolios. For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have an investment style substantially similar to that of the various Portfolios. The Adviser informed the trustees that there are no institutional products managed by it that have an investment style substantially similar to that of Volatility Portfolio. The trustees noted that these comparisons were of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the

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Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The trustees also reviewed information that indicated that in the case of each of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio and AllianceBernstein Small-Mid Cap Value Portfolio, the Adviser sub-advises certain registered investment companies with an investment style similar to that of the corresponding Portfolio. The trustees noted that these comparisons were of limited utility in light of the Portfolios’ unusual fee arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio (in the case of Volatility Portfolio, the Portfolio’s estimated total non-advisory expense ratio assuming $300 million in assets under management) in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. In the case of each of AllianceBernstein International Value Portfolio and AllianceBernstein International Growth Portfolio, the trustees noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Portfolio to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for each such Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Trust’s Senior Officer. The non-advisory expense ratio of each Portfolio that had commenced operations was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein Global Real Estate Investment Portfolio AllianceBernstein International Value Portfolio

AllianceBernstein International Growth Portfolio

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Volatility Management Portfolio

The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s non-advisory expense ratio. The trustees noted that the Portfolio’s anticipated non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. They also noted that the cap was at a level higher than the anticipated expense ratio. The trustees concluded that the Portfolio’s anticipated non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

- U.S. Value Portfolio

- U.S. Large Cap Growth Portfolio

- Global Real Estate Investment Portfolio

- International Value Portfolio

- International Growth Portfolio

- Small-Mid Cap Value Portfolio

- Small-Mid Cap Growth Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Volatility Management Portfolio and the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protection (prior to April 16, 2010 known as Inflation Protected Securities Portfolio) and High Yield Portfolio. The fixed-income Pooling Portfolios will be considered separately at the Board meeting schedules to be held on November 2-4, 2010.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),3 AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”), The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),4 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
Retirement Strategies: 2015, 2020	0.60%	0.50%	0.45%
Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

U.S. Large Cap Portfolio and the Wealth Strategies

Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65% 0.55% 0.50%

Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65% 0.55% 0.50%

Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55% 0.45% 0.40%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

Fund	Advisory Fee Based on % of Average Daily Net Assets
Conservative Wealth Strategy[5]	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55% 0.45% 0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. Note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of February 28, 2010.

Portfolios	Total Expense Ratio[6]
Age-Based Education Strategies
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%

5	Effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy changed its name to AllianceBernstein Conservative Wealth Strategy.

6	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolios	Total Expense Ratio[6]
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2010 are as follows:

Portfolio	Net Assets ($MM)
U.S. Value Portfolio	$2,312.0
U.S. Large Cap Growth Portfolio	$2,295.7
Global Real Estate Investment Portfolio	$1,061.0
International Value Portfolio	$1,192.1
International Growth Portfolio	$1,183.1
Small-Mid Cap Value Portfolio	$ 619.8
Small-Mid Cap Growth Portfolio	$ 614.1

Set forth below are the most recent fiscal year end total expense ratios of the Pooling Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Global Real Estate Investment Portfolio	August 31	0.05%
International Value Portfolio	August 31	0.06%
International Growth Portfolio	August 31	0.05%
Small-Mid Cap Value Portfolio	August 31	0.04%
Small-Mid Cap Growth Portfolio	August 31	0.04%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

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Institutional fee schedules been applicable to the Portfolios based on March 31, 2010 net assets although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.8

Portfolio	Portfolio Net Assets 03/31/10 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
U.S. Value Portfolio	$2,312.0	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.262%

U.S. Large Cap Growth Portfolio	$2,295.7	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.264%

Global Real Estate Investment Portfolio[9]	$1,061.0	U.S. REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25 m	0.507%

International Value Portfolio	$1,192.1	International Value Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.417%

International Growth Portfolio	$1,183.1	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.417%

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9

It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	299

Portfolio	Portfolio Net Assets 03/31/10 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Small-Mid Cap Value Portfolio	$618.8	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.582%

Small-Mid Cap Growth Portfolio	$614.1	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.583%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios March 31, 2010 net assets:

Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc. AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

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Portfolio	ABMF / AVPS Portfolio	Fee Schedule	ABMF / AVPS Effective Fee
International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Small/Mid Cap Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.731%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Portfolios. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Global Real Estate Investment Portfolio	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

The Alliance Capital Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ITM Mutual Fund	Fee[10]
International Value Portfolio	Bernstein Kokusai Strategic Value[11]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% on the balance

10	Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 1, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

11	ITM fund is privately placed or institutional

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	301

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedules of the sub-advisory relationships been applicable to those Portfolios based on March 31, 2010 net assets:12

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Mgmt. Fee (%)
U.S. Value Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.25% on the first $500 million 0.20% on the balance	0.211

	Client #2[13],[14]	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.263

	Client #3[13]	AB Sub-Advisory Fee Schedule: 0.23% on 1st $300 million 0.20% on the balance	0.204

	Client #4[13]	AB Sub-Advisory Fee Schedule: 0.23% on the first $300 million 0.20% on the balance	0.204

	Client #5	AB Sub-Advisory Fee Schedule: 0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee[15]	0.144	[16]

U.S. Large Cap Growth Portfolio	Client #6	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the balance	0.572

12	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

13	The fee schedule shown is for multiple sub-advised accounts of the same client and whose assets are aggregated for purposes of calculating the investment advisory fee.

14	The client is an affiliate of the Adviser.

15	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark. The performance adjustment factor can range from -50% to +50% of the base fee.

16	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

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Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Mgmt. Fee (%)
	Client #7	AB Sub-Advisory Fee Schedule: 0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.254

International Value Portfolio	Client #8	AB Sub-Advisory Fee Schedule: 0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.362

	Client #9 [13],[14]	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.592

	Client #10[14]	AB Sub-Advisory Fee Schedule: 0.60% of average daily net assets	0.600

	Client #11	AB Sub-Advisory Fee Schedule: 0.765 % on 1st $10 million 0.675% on next $15 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.375

	Client #12	AB Sub-Advisory Fee Schedule: 0.50% of average daily net assets	0.500

	Client #13	AB Sub-Advisory Fee Schedule: 0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee[17]	0.214[16]

	Client #14	AB Sub-Advisory Fee Schedule: 0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.284

17	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark. The performance adjustment factor can range from -60% to +60% of the base fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	303

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Mgmt. Fee (%)
	Client #15[13]	AB Sub-Advisory Fee Schedule: 0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.430

	Client #16[13]	AB Sub-Advisory Fee Schedule: 0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.375

	Client #17	AB Sub-Advisory Fee Schedule: 0.36% of average daily net assets	0.360

	Client #18	AB Sub-Advisory Fee Schedule: 0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.342

	Client #19	AB Sub-Advisory Fee Schedule: 0.35% on 1st $1 billion 0.325 % on the balance	0.346

	Client #20	AB Sub-Advisory Fee Schedule: 0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.352

Small/Mid Cap Value Portfolio	Client #21	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.45 % on the balance	0.470

	Client #22	AB Sub-Advisory Fee Schedule: 0.95% on the first $25 million 0.75% on the next $25 million 0.65% on the next $50 million 0.55% on the balance	0.582

	Client #23	AB Sub-Advisory Fee Schedule: 0.613% on the first $150 million 0.495% on the balance	0.524

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

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While it appears that certain sub-advisory relationships are paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies, U.S. Large Cap Portfolio and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	305

similar investment classification/objective with institutional class shares;18 however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.19 Lipper’s analysis included the Portfolios’ rankings20 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).21

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.22

With respect to International Value Portfolio and International Growth Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.23

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each

18	In considering this section, the Trustees are cautioned to remember the Jones Court discussion of fund fee comparisons, “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 13.

19	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

20	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

21	Note that there are limitations on expense category data because different funds categorize expenses differently.

22	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

23	It should be noted that the expansion such Portfolios’ EUs was not requested by the Senior Officer or the Adviser. They requested that only the EGs be expanded.

306	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.24

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[25]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.019	0.054	1/12	0.114	1/37
U.S. Large Cap Growth Portfolio	0.019	0.040	2/18	0.076	3/131
Global Real Estate Investment Portfolio	0.049	0.117	1/8	0.151	1/17
International Value Portfolio[26]	0.057	0.092	1/13	0.133	14/146
International Growth Portfolio[27]	0.050	0.101	2/12	0.134	7/53
Small-Mid Cap Value Portfolio	0.043	0.115	3/19	0.088	7/45
Small-Mid Cap Growth Portfolio	0.050	0.073	3/17	0.096	13/74

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

24	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

25	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

26	The Portfolio’s EG includes the Portfolio, four other International Multi-Cap Value funds (“IMLV”), five International Large Cap Core funds (“ILCC”), two International Large Cap Value fund (“ILCV”), and one International Large Cap Growth fund (“ILCG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLV, ILCC, ILCV and ILCG, excluding outliers.

27	The Portfolio’s EG includes the Portfolio, eight other ILCG and three International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased during calendar year 2009, relative to 2008.

The Portfolios may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and pay commissions during the Portfolios’ recent fiscal year. During the Portfolios’ most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions with and paid commissions to SCB. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,28 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

28	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

308	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli29 study on advisory fees and various fund characteristics.30 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.31 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

29	The Deli study was originally published in 2002 based on 1997 data.

30	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

31	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309

The information in the table below shows the 1, 3 year and since inception32 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)33 for the periods ended January 31, 2010.34

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	34.99	35.87	38.04	7/12	39/63
3 year	-11.8	-10.31	-8.43	8/11	41/46
Since Inception	-2.28	-1.25	-0.25	7/10	27/32

U.S. Large Cap Growth Portfolio
1 year	33.08	34.10	36.00	12/18	118/170
3 year	-5.05	-4.35	-3.98	13/18	90/129
Since Inception	0.65	1.82	1.08	12/15	65/103

Global Real Estate Investment Portfolio
1 year	48.56	47.47	48.60	4/8	14/24
3 year	-13.27	-13.25	-14.72	5/8	6/18
Since Inception	1.95	2.26	0.45	3/3	3/7

International Value Portfolio
1 year	47.40	47.40	42.20	3/5	14/40
3 year	-12.17	-7.68	-8.01	5/5	23/24
Since Inception	2.49	2.92	4.14	4/4	13/16

International Growth Portfolio
1 year	33.01	39.47	40.66	8/9	35/40
3 year	-9.22	-5.82	-5.32	8/9	27/29
Since Inception	1.15	5.41	5.00	7/7	18/18

Small-Mid Cap Value Portfolio
1 year	57.39	47.40	44.41	2/19	4/53
3 year	-2.92	-5.03	-5.73	4/16	7/45
Since Inception	3.25	3.11	2.90	5/11	13/31

32	It should be noted that the period that Lipper uses to calculate inception date performance is from the nearest month end after inception date. Note that the since inception gross performance returns calculated by Lipper for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio are less than the net performance returns provided by the Adviser. Normally, gross performance returns are higher than net performance returns.

33	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

34	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

310	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small-Mid Cap Growth Portfolio
1 year	42.27	45.04	42.59	10/17	52/97
3 year	-3.36	-3.93	-4.30	6/16	32/79
Since Inception	4.45	2.89	2.53	6/13	14/62

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.35

	Periods Ending January 31, 2010 Annualized Performance (%)
	1 Year	3 Year	Since Inception[36]
U.S. Value Portfolio	34.97	-11.82	-2.21
Russell 1000 Value Index	31.44	-10.20	-1.02
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	33.06	-5.06	0.91
Russell 1000 Growth Index	37.85	-4.15	1.08
Inception Date: May 20, 2005

Global Real Estate Investment Portfolio	48.48	-13.33	1.89
FTSE EPRA/NAREIT Developed RE Index	49.57	-15.43	0.86
Inception Date: May 20, 2005

International Value Portfolio	47.32	-12.23	2.35
MSCI EAFE Net Index	39.68	-7.65	3.35
Inception Date: May 20, 2005

International Growth Portfolio	32.94	-9.27	0.94
MSCI EAFE Net Index[37]	39.68	-7.65	3.35
MSCI EAFE Growth Net Index	35.51	-6.39	3.52
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	57.33	-2.96	3.17
Russell 2500 Value Index	40.69	-8.48	0.43
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	42.20	-3.41	4.45
Russell 2500 Growth Index	44.51	-5.47	1.99
Inception Date: May 20, 2005

35	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

36	Benchmark inception performance is as of the closest month end after fund inception

37	The Portfolio’s primary benchmark since November 2008.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

312	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Pooling Portfolios (referred to herein as the “Trust” or the “Pooling Portfolios”) in respect of AllianceBernstein Volatility Management Portfolio (“Volatility Portfolio” or the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The Portfolio seeks to reduce the volatility of its Institutional Clients’ overall portfolios and the negative impact caused by such volatility without sacrificing long-term returns by reducing each Institutional Client’s overall equity exposure when the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered.3 The Portfolio will not pursue an asset class-pure, relative performance driven investment strategy. Instead, the Portfolio will invest opportunistically in a wide range of instruments, including both securities and derivatives, across a wide spectrum of asset classes, chosen for their potential to moderate the perceived increased equity market risk in the blended style investor’s overall portfolio. Therefore, at times when the Adviser determines equity market risk to be normal and/or the risk appropriate to the return potential presented, the Portfolio will be predominantly invested in equities. When the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered, the Portfolio will respond defensively by seeking exposure to bonds or other fixed-income investments, real estate-investments, commodity-linked securities or other instruments.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

1	It should be noted that the information in the fee summary was completed on January 21, 2010.

2	Future references to the Portfolio do not include “AllianceBernstein.

3	Initially, only the AllianceBernstein Retirement Strategies (the “Retirement Strategies”) will invest in the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

Under the proposed Investment Advisory Agreement, the Portfolio is not charged an advisory fee. However, the Investment Advisory Agreement includes a provision for reimbursement to the Adviser of costs of providing administrative and accounting services. This provision is not included in the terms of the advisory agreement for other series (Pooling Portfolios) of the Trust. The Adviser is compensated by the Portfolio’s Institutional Clients. Set forth below is a discussion of the investment advisory fees charged by the Adviser to the Retirement Strategies, which will invest initially in the Portfolio:

Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55% 0.60 0.65	% %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

314	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies:
2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies:
2010, 2015, 2020	0.60%	0.50%	0.45%

Retirement Strategies:
2000, 2005	0.55%	0.45%	0.40%

The Portfolio will be responsible for its direct operating expenses. The Adviser is proposing an expense cap of 0.15% for the Portfolio for an initial period ending December 31, 2011. The Portfolio’s total expense ratio is projected to be 0.09% based on an initial estimate of the Portfolio’s net assets at $300 million. The expense limitation agreement will terminate three years after the Portfolio commences operations. During the period between the expiration of the initial period and the termination of the agreement, under the expense limitation agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses, which will be paid initially by the Adviser, to the extent that the reimbursement does not cause the Portfolio’s expense ratio to exceed the expense cap.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolio is not charged an advisory fee, its shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolio, that is not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

investment companies, although a portion of the Portfolio’s administrative expenses are reimbursed by the Adviser to the Portfolio. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Portfolio.4 With respect to the Portfolio, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio. However, the Adviser has represented that it does provide volatility reducing overlay services to certain existing institutional clients although the Adviser does not receive any additional fees for providing such services.

Although the Adviser represented that there in no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio, the Portfolio will have the ability to invest a wide array of asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Portfolio may employ with greater frequency the use of derivatives than its institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Portfolio consist. Also shown below are what would have been the effective advisory fee of the Portfolio had the advisory

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million ($75 million for U.S. REIT), it will negotiate a fee schedule but it should be noted that there were no such institutional accounts with similar investment styles as the Portfolio, which opened in the last 3 years ending September 30,2009. Discounts that are negotiated vary based upon each client relationship.

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

fee schedules of the institutional accounts been applicable to the Portfolio based on the initial estimate of the Portfolio’s net assets:

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Style Blend	$300.0	80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 30 bp on the balance Minimum Account Size: $50 m	0.433%

International Style Blend	$300.0	80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50 m	0.496%

Emerging Markets Style Blend	$300.0	100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50 m	0.833%

U.S. Strategic Core Plus	$300.0	50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.230%

Global Plus Fixed Income	$300.0	50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25 m	0.275%

U.S. REITS	$300.0	70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25 m	0.525%

Currency Overlay	$300.0	25 bp on 1st $100 million 20 bp on the balance Minimum Account Size: $50 m	0.217%

U.S. Inflation-Linked Bonds (TIPs) (for Collective Investment Trusts “CIT”)	$300.0	25 bp	0.250%

The Adviser recently entered into an investment advisory contract with the Sanford C. Bernstein Fund, Inc, Overlay Portfolios (“Overlay Portfolios”). The

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

Overlay Portfolios have a similar investment objective and, to a lesser degree, investment style as the Portfolio.5 The advisory fee schedule of the Overlay Portfolios is set forth in the table below:

Overlay Portfolio	Advisory Fee[6]
Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% of Average Daily Net Assets

Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% of Average Daily Net Assets

The Adviser has represented that there are no offshore funds or sub-advisory relationships that the Adviser manages, which have a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolio will not be charged an advisory fee. However, as previously mentioned, the Institutional Clients that will invest in the Pooling Portfolio will pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee will be paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolio. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolio.

5	The Overlay Portfolios are designed to be used only in conjunction with globally diversified portfolios of the Adviser’s Private Clients. When applied in a systematic way over time, the overlay strategies are designed to reduce portfolio volatility, reduce the probability of large losses and maintain returns over time. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed-income and 30% equity). Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations.

6	The advisory fees of each Overlay Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

318	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Because of the Pooling Portfolio’s limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolio has zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolio, Lipper, Inc. (“Lipper”), an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolio to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolio’s peers.7 Lipper’s analysis included the Portfolio’s rankings8 relative to its respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)[12]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Volatility Portfolio[13]	0.090	0.119	3/9	0.111	10/22

7	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

8	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

9	Note that there are limitations on expense category data because different funds categorize expenses differently.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The Portfolio’s total expense ratio is estimated based on an initial estimate of the Portfolio’s net assets of $300 million.

12	With respect to the Portfolio’s peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

13	The Portfolio’s total expense ratio of 0.09% does not include offering expenses that the Adviser may recoup within the first three years after the Portfolio commences operations.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

Based on this analysis, the Portfolio’s total expense ratio is lower than the Portfolio’s EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

There is no profitability information for the Portfolio since the Portfolio has not yet commenced operations. However, the Adviser’s profitability in respect of other series of the Trust and the Retirement Strategies were provided to the Board of Trustees.

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

320	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. 16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $496 billion as of December 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

There is no performance history since the Portfolio has not yet commenced operation. Because the volatility reducing overlay service is new, the Adviser does not have related portfolio performance information for accounts using such service. However, the Adviser represented that it has provided asset allocation services to clients such as managing overlays and dynamic multi-asset portfolios.

15	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. In light of the Portfolio’s ability to invest in fixed-income investments, the Senior Officer suggested that the Board of Trustees consider discussing with the Adviser the Adviser’s view of the Portfolio as a pure equity vehicle and its impact on the advisory fees charged to the Retirement Strategies. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 25, 2010

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

AllianceBernstein Family of Funds

NOTES

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0810

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms KPMG LLP in 2009 and Ernst & Young LLP in 2010, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein U.S. Value Portfolio	2009	$27,946		$7,500
	2010	$26,000		$16,486	*
AllianceBernstein U.S. Large Cap Growth Portfolio	2009	$27,946		$7,500
	2010	$26,000		$16,486	*
AllianceBernstein Global Real Estate Investment Portfolio	2009	$34,500		$23,100
	2010	$27,500		$21,286	*
AllianceBernstein International Value Portfolio	2009	$34,265		$8,800
	2010	$27,500		$16,686	*
AllianceBernstein International Growth Portfolio	2009	$32,765		$8,800
	2010	$27,500		$15,786	*
AllianceBernstein Short Duration Bond Portfolio	2009	$34,054		$5,300
	2010	$32,500		$10,813	*
AllianceBernstein Intermediate Duration Bond Portfolio	2009	$34,725		$5,300
	2010	$32,500		$10,813	*
AllianceBernstein Bond Inflation-Protection Portfolio	2009	$34,054		$4,700
	2010	$31,400		$10,213	*
AllianceBernstein High-Yield Portfolio	2009	$36,518		$7,500
	2010	$40,000		$13,213	*
AllianceBernstein Small Mid-Cap Value Portfolio	2009	$28,381		$7,500
	2010	$26,000		$13,786	*
AllianceBernstein Small Mid-Cap Growth Portfolio	2009	$28,381		$7,500
	2010	$26,000		$13,786	*
AllianceBernstein Volatility Management Portfolio	2009	$—		$—
	2010	$24,375		$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firms. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein U.S. Value Portfolio	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$482,298	$ $ $	16,486 — (16,486)*
AllianceBernstein U.S. Large Cap Growth Portfolio	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$482,298	$ $ $	16,486 — (16,486)*
AllianceBernstein Global Real Estate Investment Portfolio	2009	$272,149	$ $ $	23,100 — (23,100)
	2010	$487,098	$ $ $	21,286 — (21,286)*
AllianceBernstein International Value Portfolio	2009	$257,849	$ $ $	8,800 — (8,800)
	2010	$482,498	$ $ $	16,686 — (16,686)*
AllianceBernstein International Growth Portfolio	2009	$257,849	$ $ $	8,800 — (8,800)
	2010	$481,598	$ $ $	15,786 — (15,786)*
AllianceBernstein Short Duration Bond Portfolio	2009	$254,349	$ $ $	5,300 — (5,300)
	2010	$476,625	$ $ $	10,813 — (10,813)*
AllianceBernstein Intermediate Duration Bond Portfolio	2009	$254,349	$ $ $	5,300 — (5,300)
	2010	$476,625	$ $ $	10,813 — (10,813)*
AllianceBernstein Bond Inflation-Protection Portfolio	2009	$253,749	$ $ $	4,700 — (4,700)
	2010	$476,025	$ $ $	10,213 — (10,213)

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein High-Yield Portfolio	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$479,025	$ $ $	13,213 — (13,213	)*
AllianceBernstein Small-Mid Cap Value Portfolio	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$479,598	$ $ $	13,786 — (13,786	)*
AllianceBernstein Small-Mid Cap Growth Portfolio	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$479,598	$ $ $	13,786 — (13,786	)*
AllianceBernstein Volatility Management Portfolio	2009	$—	$ $ $	— — —
	2010	$465,812	$ $ $	— — —

*	Includes payments to KPMG

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: October 29, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: October 29, 2010